                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 21, 2003
                              --------------------

                                 Citigroup Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-9924                 52-1568099
      ---------------               ---------               ------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

                    399 Park Avenue, New York, New York 10043
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5. OTHER EVENTS.

On January 21, 2003, Citigroup Inc. reported record net income of $15.28 billion for the twelve months ended December 31, 2002, an 8% increase over 2001. Net income per share for 2002, also up 8%, was $2.94. Core income for the year was also a record, at $13.65 billion, or $2.63 per share, and excluded realized insurance losses of $215 million as well as net restructuring reserve releases of $10 million, a $47 million charge related to the cumulative effect of adopting SFAS 142 related to goodwill and other intangible assets, and $1.88 billion in income from discontinued operations to reflect the spin off of Travelers Property Casualty.

For the fourth quarter of 2002, the company reported GAAP net income of $2.43 billion, a 37% decline from the fourth quarter of 2001. Core income was $2.44 billion, a 32% drop from the prior year period. Core income per diluted share was $0.47 for the quarter.

Results for the fourth quarter and full year included a previously-announced $1.3 billion after tax charge related to the establishment of reserves for the previously announced proposed settlement with regulators and related civil litigation, as well as regulatory inquiries and private litigation related to Enron. Fourth quarter results also included a $254 million after tax increase to the company's reserve for loan losses.

"During 2002, our company faced several significant challenges: continued weakness in global markets, record bankruptcies in the developed world, political and economic upheaval in a number of countries in which we operate, and intense scrutiny of its business practices. That we delivered record results for our shareholders during this period - expecting to achieve greater profitability than any other company - is a testament to the strength of Citigroup, the power of our business model and the value of recurring and predictable earnings. That we did so while establishing reforms to maintain confidence in our company and the financial markets demonstrated the dedication and commitment of all 250,000 employees," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup.

"Our Global Consumer businesses were again the greatest contributor to our performance, with 26% income growth for the fourth quarter, capping a year of 21% growth. While our fourth quarter charge resulted in a loss for the Global Corporate and Investment Bank, this segment continued to lead the industry in market share and fees, ranking number one in Global Underwriting and in Disclosed Fees, and number two in Global M&A. Private Client Services maintained its leadership position even as that unit defined itself as a model for the industry in assuring the independence and objectivity of research. Global Investment Management again outperformed the industry in a difficult market, generating record income in its Private Bank and Asset Management businesses. The diversity of our income, by product and by region, was a major driver of our growth in each of our businesses.

"We begin 2003 with tremendous confidence in the future," continued Weill. "The many reforms we've instituted in areas such as research, IPO allocations, structured finance, and corporate governance only serve to strengthen our company. We've welcomed tremendous new talent into our company. We enter the new year in a better position than ever, with the strongest competitive position, largest capital base and reserves in the industry, and the greatest earnings potential this company has ever had. We will continue to provide our customers with the highest quality of financial services, and to deliver double digit income growth and industry-leading returns for our shareholders in 2003."

                                                                       CITIGROUP


DURING 2002, CITIGROUP:

     o    Generated record income in six of the company's nine business lines

     o    Produced revenue growth of 7%, while holding expense growth to 3%

     o Increased its reserves for credit losses by $1.53 billion, including $452 million related to Golden State Bancorp

     o Increased total equity, including trust preferred securities, by more than $4.5 billion, to $92.9 billion

     o    Strengthened regulatory capital ratios

     o Completed the IPO and subsequent spin-off to shareholders of Travelers Property Casualty, realizing a gain of $1.27 billion

     o Maintained its strong ratings position including parent company senior debt ratings of Aa1 and AA- from Moody's and Standard & Poor's, respectively, as well as receiving an upgrade from Fitch to AA+

     o Repurchased 151.1 million shares and reduced common shares outstanding, after issuing 79.5 million shares in connection with the acquisition of GSB

HIGHLIGHTS OF THE QUARTER INCLUDED:

     o Revenues of $18.93 billion for the fourth quarter were slightly higher than the prior year period, driven by 13% revenue growth for Global Consumer. Expenses rose 15%, including the $1.3 billion charge for the settlement in principle with the regulators and related litigation reserves. Expenses were $103 million, after tax, lower in the quarter, due to the discontinuance of amortization of goodwill and certain intangibles in accordance with SFAS 142.

     o At the end of 2002, Citigroup's reserve for loan losses stood at $11.67 billion as the company increased the reserve by an additional $386 million, pre-tax, beyond net credit losses in the fourth quarter, and added $452 million related to the Golden State acquisition. The provision for loan losses in the Global Corporate and Investment Bank continued to increase, impacted by higher credit costs in the company's merchant energy and telecom portfolios. Credit quality in the company's consumer businesses has improved slightly from the third quarter of 2002, with the total net credit loss rate for Global Consumer improving 21 basis points, to 2.98%. Consumer credit quality is expected to remain stable during the first half of 2003.

     o Citigroup completed the acquisition of Golden State Bancorp, which added 352 branches and $25 billion in deposits to Citigroup's retail banking franchise, primarily in California and Nevada, as well as giving the company an important foothold in the growing Hispanic banking market.

     o Citigroup continued to expand its global franchise, launching retail banking operations in Russia and announcing an equity investment in and joint venture with the Shanghai Pudong Development Bank to market credit cards to consumers in China.

     o Citigroup's Global Corporate and Investment Bank continued to lead the market in terms of share and rankings, garnering the number one spot in Global Underwriting, Disclosed Fees, and IPOs, in addition to having the top-ranked equity research team in Institutional Investors' annual poll for the second consecutive year. Citigroup was also named "World's Best Bank" by EUROMONEY, "The Best Bank in Asia" by FinanceAsia, and the #1 Foreign Exchange Bank by both GLOBAL FINANCE and CORPORATE FINANCE magazines.

     o Citigroup reduced the expected rate of return on its U.S. pension assets from 9.5% to 8.0% resulting in a $34 million increase to its pension expense for the fourth quarter.

     o Citigroup's return on common equity based on net income was 11.7% for the fourth quarter, and the company's total equity, including trust preferred securities, totaled $92.9 billion at December 31, 2002. For the full year, return on common equity was 18.6%. In the fourth quarter, Citigroup repurchased 17.8 million common shares, at a total cost of $605 million, bringing the total number of shares repurchased in 2002 to 151.1 million. The company continues to have $5.15 billion available for future share repurchases under existing authorizations.

GLOBAL CONSUMER

Core income of $2.37 billion for the fourth quarter, up 26%. Full year core income of $8.42 billion, up 21%. Revenue for the fourth quarter of $10.86 billion, up 13%. Revenue for 2002 of $41.19 billion, up 15%. Highlights included:

o CARDS, which now serves 102 million accounts in 47 countries, increased income by 30% to $939 million, completing another record quarter. In North America (which includes the card operations of Banamex), income grew 22%, driven largely by a 10% increase in revenue, which included 6% receivables growth, lower cost of funds, and 8% growth in sales, as well as the benefit from changes in estimates impacting revenue recognition on securitizations. An 11 basis point improvement in the net credit loss ratio was more than offset by growth in the portfolio, resulting in a 9% increase of the provision for credit losses. Revenue growth for international cards of 32% reflects strong balance growth across all markets except Latin America, as well as the adverse impact in the prior year of Argentina pesification. The increase in the international cards provision for credit losses is primarily due to higher credit costs in the Hong Kong and UK markets, although credit losses have stabilized from the preceding quarter.

o CONSUMER FINANCE income growth of 15% was driven by 12% growth in revenue and flat expenses, offsetting higher credit losses. In North America, income rose 19% in part due to average loan growth of 11% and a stable net interest margin, as well as the contribution from the auto business of Golden State. International income growth of 9% reflected reduced losses in Argentina, along with strong growth in Europe. Earnings in Japan declined due to higher losses and increased reserves as well as volume pressure resulting from tighter underwriting standards in response to the continued challenging economic environment there.


o RETAIL BANKING income rose 25%, reflecting strong performance across most regions, with the exception of Latin America due to the difficult operating conditions in the region. In North America, income rose 35%, driven by the addition of the Golden State Bancorp retail branch and mortgage operations to Citibanking and Consumer Assets, respectively. Higher deposit volumes also contributed to Citibanking's income growth of 15%. The growth in Consumer Assets income also reflected the continued record levels of mortgage refinancings and substantial volume growth in student loans. In the international markets, Western Europe continued its strong performance, up 30%, largely due to higher installment loan volumes, while Japan income growth of 17% reflected growth in investment fee income. CEEMEA's income decline of 24% primarily reflects continued investment in strategic markets, offsetting strong performance in India.

GLOBAL CORPORATE AND INVESTMENT BANK
Loss of $344 million for the fourth quarter, including a $1.3 billion after-tax charge related to the establishment of reserves for the previously announced proposed settlement with regulators and related civil litigation, as well as regulatory inquiries and private litigation related to Enron. Full year core income of $3.02 billion, down 33%. Fourth quarter revenue of $4.66 billion, down 9%. Revenue for 2002 of $20.22 billion, down 3%. Highlights included:

o CAPITAL MARKETS AND BANKING core income of $839 million increased 9% from the fourth quarter of 2001. A substantial expense reduction of 32%, primarily related to lower incentive compensation, helped to offset a 13% decrease in revenue as well as a 24% increase in the provision for credit losses. For the full year, compensation expense as a percentage of risk-adjusted revenues for the GCIB and Private Client Services was 43.7%, down from 44.9% in 2001. Revenues declined in most product categories, reflecting weaker fixed income and foreign exchange trading results, as well as lower underwriting and advisory volumes. The provision for credit losses of $829 million was 24%, or $158 million higher than the prior year period. Net credit losses included charge-offs in the company's merchant energy and telecom portfolios as well as further write-offs in Argentina. In addition, the business added to reserves for loan losses by an additional $225 million in excess of net credit losses in the quarter.

o TRANSACTION SERVICES core income, which includes Global Securities Services and Cash, Trade and Treasury Services (formerly known as e-Business), rose 2%. Revenues were essentially unchanged from the prior year period, as lower interest rates and a decline in global market values affected net interest revenue as well as fees. The business continued to reduce expenses, which declined 3%, and increased its provision for credit losses by $40 million as compared to the prior year period, reflecting

                                                                       CITIGROUP

     additional reserves in Argentina. Liability balances rose 6% to $85 billion, while assets under custody also grew 6% to $5.1 trillion.

PRIVATE CLIENT SERVICES
Core income of $153 million for the fourth quarter, down 19%. Full year core income of $722 million, down 7%. Fourth quarter revenue of $1.32 billion, down 8%. Revenue for 2002 of $5.72 billion, down 4%. Highlights included:

o Private Client Services core income declined from the prior year period, as revenue per FC decreased 7% to $411,000. Results reflected lower asset values in the firm's managed accounts business, as well as lower transactional volumes. The pre-tax margin was 19% for the quarter and 20% for the full year, reflecting a 6% decline in expenses for the quarter and 3% for the full year. Total client assets declined 8% to $897 billion, largely the result of lower market values. Net flows were $3 billion in the fourth quarter and $35 billion for the full year, and balances in Smith Barney's bank deposit program totaled $41 billion at year-end.

GLOBAL INVESTMENT MANAGEMENT
Core income of $439 million for the fourth quarter, up 5%. Full year core income of $1.82 billion, up 13%. Revenue for the fourth quarter of $2.06 billion, down 5%. Revenue for 2002 of $8.18 billion, up 2%. Highlights included:

o LIFE INSURANCE AND ANNUITIES income declined 3%. Income for Travelers Life and Annuity was unchanged from the fourth quarter of 2001, as strong business volumes were offset by higher amortization of deferred acquisition costs, lower fixed investment returns and lower account balances in individual annuities. Business volumes for life insurance and group annuities were a record with life net written premiums up 5% and group annuity balances increasing 6%. Contributing to the income decline was a loss of $6 million in International Insurance Manufacturing reflecting the establishment of additional reserves in Argentina.

o THE PRIVATE BANK income was up 24%, capping a record year. Revenue increased 6% reflecting stronger capital markets, structured lending and banking. Client business volumes increased 3% to $164 billion. The U.S. and Japan delivered particularly strong income growth in the quarter.

o Income for ASSET MANAGEMENT, which includes Retirement Services, rose 2%. Revenues declined 4%, as weak global markets offset business volume growth. Expenses declined by 1%. Assets under management grew 9% to $479 billion, with institutional and retail flows of $35 billion during the year, as well as the inclusion of the investment portfolio of Travelers Property Casualty, which Citigroup manages on a third-party basis following the spin-off. Citigroup Asset Management's market share of proprietary channels was 36% in the Smith Barney Private Client Division, 74% in Primerica Financial Services and 57% in Citibanking North America.

CITIGROUP INTERNATIONAL
Income for Citigroup's international operations, which are fully reflected in the product disclosures above, increased 20% from the fourth quarter of 2001. Citigroup International contributed $1.24 billion to the company's total core income in the fourth quarter.

o ASIA'S income of $349 million represented a 3% decline from the prior year. Consumer growth of 12% was driven by strong cards and branch lending volumes across the region. Offsetting these results was a 21% decline in income for the corporate and private client businesses, as a result of spread compression and weaker trading results and the write down of an investment security.

o WESTERN EUROPE'S income of $312 million increased 11% on the strength of 38% growth in consumer income. Consumer results were driven by the continued expansion of the company's consumer finance business in the region and the continued contribution from Germany. Income for the corporate bank fell 14% as volumes remained weak and credit losses increased.

o CEEMEA'S income was $277 million in the fourth quarter. Consumer income rose on strong volume growth for cards and deposits, while corporate results reflected risk reduction programs in certain countries.

o JAPAN'S income of $222 million represented a decline of 10% from the fourth quarter of 2001, largely due to a 17% drop in consumer income. Consumer finance operations have continued to face higher

                                                                       CITIGROUP

     losses as well as restrained growth in balances, which was partly offset by a 7% decline in expenses. In the quarter, Citigroup launched a joint venture with Mitsui Sumitomo Life, generating $140 million in variable annuity deposits.

o LATIN AMERICA generated income of $78 million, as compared to a loss of $20 million in the prior year period. Results for the region continue to be impacted by weakness in Argentina and constrained growth in several other countries resulting from political uncertainty.

PROPRIETARY INVESTMENT ACTIVITIES AND CORPORATE/OTHER
For the fourth quarter of 2002, Citigroup's Proprietary Investment Activities recorded a loss of $75 million, reflecting writedowns in the company's investments in certain Emerging Markets countries, partly offset by higher market valuations on publicly-traded securities. The loss of $105 million in Corporate/Other was $24 million lower than the fourth quarter of 2001, primarily reflecting lower funding costs.

                                      ###
FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the Company's ability to achieve targeted income growth; the stability of consumer credit quality; and the Company's ability to leverage the performance of its leading product franchises globally and build upon a strong local presence in every region of the world to grow market share and profitability.

                                      ###

A financial summary follows. Additional financial, statistical and business-related information as well as business and segment trends, is included in the Financial Supplement.

                                                                [CITIGROUP LOGO]

                                                             FOURTH QUARTER                         FULL YEAR
CITIGROUP SEGMENT INCOME - PRODUCT VIEW                   --------------------       %        --------------------       %
(In Millions of Dollars, except per share data)             2002        2001       Change       2002        2001       Change
------------------------------------------------------------------------------------------------------------------------------
  GLOBAL CONSUMER
       Cards ..........................................   $    939    $    721          30    $  3,111    $  2,547          22
       Consumer Finance ...............................        560         488          15       2,216       1,925          15
       Retail Banking .................................        900         721          25       3,231       2,591          25
       Other ..........................................        (27)        (45)         40        (143)       (100)        (43)
                                                          --------------------                --------------------

  TOTAL GLOBAL CONSUMER ...............................      2,372       1,885          26       8,415       6,963          21
                                                          --------------------                --------------------

  GLOBAL CORPORATE AND INVESTMENT BANK
       Capital Markets and Banking ....................        839         768           9       3,862       4,008          (4)
       Transaction Services ...........................        115         113           2         522         420          24
       Other ..........................................     (1,298)         24          NM      (1,363)         54          NM
                                                          --------------------                --------------------
  TOTAL GLOBAL CORPORATE AND INVESTMENT BANK ..........       (344)        905          NM       3,021       4,482         (33)
                                                          --------------------                --------------------

  PRIVATE CLIENT SERVICES .............................        153         189         (19)        722         773          (7)

  GLOBAL INVESTMENT MANAGEMENT
       Life Insurance and Annuities ...................        194         200          (3)        836         836           -
       Private Bank ...................................        117          94          24         457         372          23
       Asset Management ...............................        128         125           2         528         404          31
                                                          --------------------                --------------------
  TOTAL GLOBAL INVESTMENT MANAGEMENT ..................        439         419           5       1,821       1,612          13
                                                          --------------------                --------------------

  PROPRIETARY INVESTMENT ACTIVITIES ...................        (75)        335          NM        (233)        224          NM

  CORPORATE/OTHER .....................................       (105)       (129)         19         (93)       (637)         85
                                                          --------------------                --------------------

  CORE INCOME .........................................      2,440       3,604         (32)     13,653      13,417           2
                                                          --------------------                --------------------

  Restructuring-Related Items -- After-tax(A) .........        (14)         13          NM          10        (282)         NM
  Realized Insurance Investment Portfolio
   Gains/(Losses), After-tax ..........................          3         (46)         NM        (215)         94          NM
                                                          --------------------                --------------------
  INCOME FROM CONTINUING OPERATIONS ...................      2,429       3,571         (32)     13,448      13,229           2

  Discontinued Operations, After-tax(B) ...............          -         304        (100)      1,875       1,055          78
  Cumulative Effect of Accounting Changes(C) ..........          -           -           -         (47)       (158)         70
                                                          --------------------                --------------------
  NET INCOME ..........................................   $  2,429    $  3,875         (37)   $ 15,276    $ 14,126           8

  DILUTED EARNINGS PER SHARE:

  NET INCOME(D) .......................................   $   0.47    $   0.74         (36)   $   2.94    $   2.72           8

  CORE INCOME .........................................   $   0.47    $   0.69         (32)   $   2.63    $   2.59           2

----------
  (A) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, in the 2002 second and third quarters primarily related to reductions in the reserve due to changes in estimates, and in the 2002 fourth quarter related primarily to the acquisition of Golden State Bancorp and the integration of its operations.

  (B) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

  (C) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

  (D) Diluted EPS from Income from Continuing Operations was $0.47 and $2.59 in the 2002 fourth quarter and full year months, compared to $0.68 and $2.55 in the respective 2001 periods.

  NM  Not meaningful

  Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

                                                              FOURTH QUARTER                         FULL YEAR
CITIGROUP CORE INCOME  - REGIONAL VIEW                     --------------------      %         --------------------       %
(In Millions of Dollars)                                     2002        2001      Change        2002        2001       Change
-------------------------------------------------------------------------------------------------------------------------------
  NORTH AMERICA (EXCLUDING MEXICO)(1)
       Consumer  ........................................  $  1,483    $  1,275          16    $  5,393    $  4,583          18
       Corporate and Private Client Services ............      (765)        543          NM       1,796       2,823         (36)
       Investment Management.............................       338         328           3       1,366       1,316           4
                                                           --------------------                --------------------
  TOTAL NORTH AMERICA (EXCLUDING MEXICO) ................     1,056       2,146         (51)      8,555       8,722          (2)
                                                           --------------------                --------------------

  MEXICO(2)
       Consumer .........................................       223         110          NM         754         195          NM
       Corporate and Private Client Services ............        41          61         (33)        210         106          98
       Investment Management ............................        62          46          35         233          82          NM
                                                           --------------------                --------------------
  TOTAL MEXICO ..........................................       326         217          50       1,197         383          NM
                                                           --------------------                --------------------

  WESTERN EUROPE
       Consumer .........................................       180         130          38         613         447          37
       Corporate and Private Client Services ............       125         146         (14)        308         543         (43)
       Investment Management ............................         7           4          75           4           6         (33)
                                                           --------------------                --------------------
  TOTAL WESTERN EUROPE ..................................       312         280          11         925         996          (7)
                                                           --------------------                --------------------

  JAPAN
       Consumer .........................................       214         257         (17)        973         963           1
       Corporate and Private Client Services ............        (5)        (21)         76         102         100           2
       Investment Management ............................        13          10          30          57          33          73
                                                           --------------------                --------------------
  TOTAL JAPAN ...........................................       222         246         (10)      1,132       1,096           3
                                                           --------------------                --------------------

  ASIA (EXCLUDING JAPAN)
       Consumer .........................................       184         165          12         651         608           7
       Corporate and Private Client Services ............       139         176         (21)        652         630           3
       Investment Management ............................        26          20          30         107          79          35
                                                           --------------------                --------------------
  TOTAL ASIA (EXCLUDING JAPAN) ..........................       349         361          (3)      1,410       1,317           7
                                                           --------------------                --------------------

  LATIN AMERICA
       Consumer .........................................         7         (78)         NM        (136)         83          NM
       Corporate and Private Client Services ............        86          56          54          80         545         (85)
       Investment Management ............................       (15)          2          NM          32          65         (51)
                                                           --------------------                --------------------
  TOTAL LATIN AMERICA ...................................        78         (20)         NM         (24)        693          NM
                                                           --------------------                --------------------

  CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
       Consumer .........................................        81          26          NM         167          84          99
       Corporate and Private Client Services ............       188         133          41         595         508          17
       Investment Management ............................         8           9         (11)         22          31         (29)
                                                           --------------------                --------------------
  TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA ..       277         168          65         784         623          26
                                                           --------------------                --------------------

  PROPRIETARY INVESTMENT ACTIVITIES .....................       (75)        335          NM        (233)        224          NM

  CORPORATE / OTHER .....................................      (105)       (129)         19         (93)       (637)         85
                                                           --------------------                --------------------

  CORE INCOME ...........................................  $  2,440    $  3,604         (32)   $ 13,653    $ 13,417           2

----------
  (1) Excludes Proprietary Investment Activities and Corporate / Other.

  (2) Includes the operations of Banamex from August 6, 2001 forward.

  NM Not meaningful

  Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

                                                                 FOURTH QUARTER                         FULL YEAR
CITIGROUP SEGMENT ADJUSTED REVENUE - PRODUCT VIEW(1)(2)       --------------------       %        --------------------       %
(In Millions of Dollars)                                        2002        2001       Change       2002        2001       Change
--------------------------------------------------------------------------------------------------------------------------------
  GLOBAL CONSUMER
      Cards ...............................................   $  4,724    $  4,195          13    $ 17,903    $ 15,508          15
      Consumer Finance ....................................      2,511       2,237          12       9,654       8,868           9
      Retail Banking ......................................      3,467       3,163          10      13,335      11,281          18
      Other ...............................................        159          50          NM         300         276           9
                                                              --------------------                --------------------
  TOTAL GLOBAL CONSUMER ...................................     10,861       9,645          13      41,192      35,933          15
                                                              --------------------                --------------------

  GLOBAL CORPORATE AND INVESTMENT BANK
      Capital Markets and Banking .........................      3,745       4,299         (13)     16,898      17,492          (3)
      Transaction Services ................................        872         867           1       3,537       3,516           1
      Other ...............................................         44         (59)         NM        (217)       (202)         (7)
                                                              --------------------                --------------------
  TOTAL GLOBAL CORPORATE AND INVESTMENT BANK ..............      4,661       5,107          (9)     20,218      20,806          (3)
                                                              --------------------                --------------------

  PRIVATE CLIENT SERVICES .................................      1,318       1,433          (8)      5,717       5,940          (4)

  GLOBAL INVESTMENT MANAGEMENT
      Life Insurance and Annuities ........................      1,121       1,223          (8)      4,412       4,379           1
      Private Bank ........................................        433         408           6       1,695       1,542          10
      Asset Management ....................................        509         532          (4)      2,068       2,085          (1)
                                                              --------------------                --------------------
  TOTAL GLOBAL INVESTMENT MANAGEMENT ......................      2,063       2,163          (5)      8,175       8,006           2
                                                              --------------------                --------------------

  PROPRIETARY INVESTMENT ACTIVITIES .......................        (63)        565          NM        (141)        441          NM

  CORPORATE / OTHER .......................................         94         (10)         NM         600        (334)         NM
                                                              --------------------                --------------------
  TOTAL ADJUSTED REVENUE ..................................   $ 18,934    $ 18,903           -    $ 75,761    $ 70,792           7

----------
  (1) Adjusted Net Revenues include the effect of Credit Card Securitization Activities within the Global Cards Business. Adjusted or Managed Basis Reporting reflects credit card securitizations as if the receivables had neither been sold nor held for sale.

  (2) Excludes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

  NM Not meaningful

  Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                                            PAGE NUMBER
                                                                                           -------------
   CITIGROUP CONSOLIDATED
      FINANCIAL SUMMARY                                                                          1
      SEGMENT CORE INCOME:
           Product View                                                                          2
           Regional View                                                                         3
      SEGMENT ADJUSTED NET REVENUES:
           Product View                                                                          4
           Regional View                                                                         5

   SEGMENT DETAIL
      GLOBAL CONSUMER:
         CARDS
         Income Summary and Key Indicators                                                       6
         Geographic Distribution                                                                 7
         CitiCards and Diners Club N.A.                                                          8

         CONSUMER FINANCE
         Income Summary and Key Indicators                                                       9
         Geographic Distribution                                                                10
         CitiFinancial                                                                          11

         RETAIL BANKING
         Income Summary and Key Indicators                                                      12
         Geographic and Business Distribution                                                   13

      GLOBAL CORPORATE AND INVESTMENT BANK:
         Capital Markets and Banking                                                            14
         Transaction Services                                                                   15

      PRIVATE CLIENT SERVICES                                                                   16

      GLOBAL CORPORATE AND INVESTMENT BANK AND PRIVATE CLIENT SERVICES:
         Income Statement                                                                       17
         Revenue Details                                                                        18

      GLOBAL INVESTMENT MANAGEMENT:
         Life Insurance and Annuities                                                           19
         Private Bank                                                                           20
         Asset Management                                                                       21

      PROPRIETARY INVESTMENT ACTIVITIES                                                         22

      Insurance Investment Portfolio                                                            23

   CITIGROUP SUPPLEMENTAL DETAIL
      Consolidated Statement of Income                                                          24
      Earnings Analysis - Managed Basis                                                         25
      Consolidated Statement of Financial Position                                              26
      Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                           27
      Reserve for Loan Losses                                                                   28
      Non-Performing Assets                                                                     29

CITIGROUP - FINANCIAL SUMMARY                                   [CITIGROUP LOGO]
(In millions of dollars, except per share amounts)

    CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH SOME 200 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL
                             PRODUCTS AND SERVICES.

                                                                  1Q            2Q            3Q            4Q            1Q
                                                                 2001          2001          2001          2001          2002
                                                              -----------   -----------   -----------   -----------   -----------
NET INCOME                                                    $     3,538   $     3,536   $     3,177   $     3,875   $     4,843
Discontinued Operations, After-tax                                   (468)         (341)           58          (304)       (1,406)
Cumulative Effect of Accounting Changes                                42           116             -             -            47
                                                              -----------   -----------   -----------   -----------   -----------
INCOME FROM CONTINUING OPERATIONS                                   3,112         3,311         3,235         3,571         3,484

Restructuring Related Items, After-tax                                 80           131            84           (13)           29
Realized Insurance Investment Portfolio (Gains) / Losses,
 After-tax                                                            (74)           (2)          (64)           46           (16)
                                                              -----------   -----------   -----------   -----------   -----------

CORE INCOME                                                   $     3,118   $     3,440   $     3,255   $     3,604   $     3,497
                                                              ===========   ===========   ===========   ===========   ===========

BASIC EARNINGS PER SHARE:

NET INCOME                                                    $      0.70   $      0.70   $      0.62   $      0.75   $      0.94
                                                              ===========   ===========   ===========   ===========   ===========
INCOME FROM CONTINUING OPERATIONS                             $      0.62   $      0.66   $      0.63   $      0.69   $      0.68
                                                              ===========   ===========   ===========   ===========   ===========
CORE INCOME                                                   $      0.62   $      0.69   $      0.64   $      0.70   $      0.68
                                                              ===========   ===========   ===========   ===========   ===========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                        4,984.7       4,979.6       5,060.8       5,101.8       5,110.5
                                                              ===========   ===========   ===========   ===========   ===========

PREFERRED DIVIDENDS - BASIC                                   $        28   $        28   $        28   $        26   $        21
                                                              ===========   ===========   ===========   ===========   ===========

DILUTED EARNINGS PER SHARE:

NET INCOME                                                    $      0.69   $      0.69   $      0.61   $      0.74   $      0.93
                                                              ===========   ===========   ===========   ===========   ===========
INCOME FROM CONTINUING OPERATIONS                             $      0.60   $      0.64   $      0.62   $      0.68   $      0.66
                                                              ===========   ===========   ===========   ===========   ===========
CORE INCOME                                                   $      0.60   $      0.67   $      0.62   $      0.69   $      0.67
                                                              ===========   ===========   ===========   ===========   ===========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                      5,110.0       5,100.0       5,169.0       5,209.1       5,209.8
                                                              ===========   ===========   ===========   ===========   ===========

PREFERRED DIVIDENDS - DILUTED                                 $        28   $        28   $        28   $        26   $        21
                                                              ===========   ===========   ===========   ===========   ===========

COMMON SHARES OUTSTANDING, AT PERIOD END                          5,033.7       5,026.1       5,144.2       5,148.7       5,165.4
                                                              ===========   ===========   ===========   ===========   ===========

TIER 1 CAPITAL RATIO                                                 8.56%         8.82%         8.20%         8.42%         9.13%
                                                              ===========   ===========   ===========   ===========   ===========
TOTAL CAPITAL RATIO                                                 11.31%        11.49%        10.77%        10.92%        11.59%
                                                              ===========   ===========   ===========   ===========   ===========
LEVERAGE RATIO                                                       6.10%         6.17%         5.65%         5.64%         5.89%
                                                              ===========   ===========   ===========   ===========   ===========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                     $     944.3   $     953.4   $   1,068.2   $   1,051.5   $   1,057.7
                                                              ===========   ===========   ===========   ===========   ===========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)             $      68.7   $      70.5   $      78.4   $      81.2   $      83.6
                                                              ===========   ===========   ===========   ===========   ===========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END
 (IN BILLIONS)                                                $      73.6   $      75.1   $      85.5   $      88.4   $      90.3
                                                              ===========   ===========   ===========   ===========   ===========

BOOK VALUE PER SHARE, AT PERIOD END                           $     13.29   $     13.68   $     14.90   $     15.48   $     15.92
                                                              ===========   ===========   ===========   ===========   ===========

RETURN ON COMMON EQUITY (NET INCOME)                                 21.7%         20.9%         17.1%         19.5%         24.0%
                                                              ===========   ===========   ===========   ===========   ===========
RETURN ON COMMON EQUITY (CORE INCOME) - Restated to reflect
   Travelers Property Casualty Corp. as a
   Discontinued Operation                                            22.9%         24.3%         20.6%         21.0%         19.9%
                                                              ===========   ===========   ===========   ===========   ===========

                                                                                                           4Q 2002 VS.
                                                                  2Q            3Q            4Q        4Q 2001 INCREASE/
                                                                 2002          2002          2002           (DECREASE)
                                                              -----------   -----------   -----------   -----------------
NET INCOME                                                    $     4,084   $     3,920   $     2,429          (37%)
Discontinued Operations, After-tax                                   (255)         (214)            -
Cumulative Effect of Accounting Changes                                 -             -             -
                                                              -----------   -----------   -----------
INCOME FROM CONTINUING OPERATIONS                                   3,829         3,706         2,429          (32%)

Restructuring Related Items, After-tax                                (26)          (27)           14
Realized Insurance Investment Portfolio (Gains) / Losses,
After-tax                                                             120           114            (3)
                                                              -----------   -----------   -----------
CORE INCOME                                                   $     3,923   $     3,793   $     2,440          (32%)
                                                              ===========   ===========   ===========

BASIC EARNINGS PER SHARE:

NET INCOME                                                    $      0.80   $      0.77   $      0.48          (36%)
                                                              ===========   ===========   ===========
INCOME FROM CONTINUING OPERATIONS                             $      0.75   $      0.73   $      0.48          (30%)
                                                              ===========   ===========   ===========
CORE INCOME                                                   $      0.77   $      0.75   $      0.48          (31%)
                                                              ===========   ===========   ===========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                        5,096.7       5,036.6       5,068.0
                                                              ===========   ===========   ===========

PREFERRED DIVIDENDS - BASIC                                   $        21   $        21   $        20
                                                              ===========   ===========   ===========

DILUTED EARNINGS PER SHARE:

NET INCOME                                                    $      0.78   $      0.76   $      0.47          (36%)
                                                              ===========   ===========   ===========
INCOME FROM CONTINUING OPERATIONS                             $      0.73   $      0.72   $      0.47          (31%)
                                                              ===========   ===========   ===========
CORE INCOME                                                   $      0.75   $      0.74   $      0.47          (32%)
                                                              ===========   ===========   ===========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                      5,185.8       5,110.5       5,158.6
                                                              ===========   ===========   ===========

PREFERRED DIVIDENDS - DILUTED                                 $        21   $        21   $        20
                                                              ===========   ===========   ===========

COMMON SHARES OUTSTANDING, AT PERIOD END                          5,118.1       5,062.0       5,140.7
                                                              ===========   ===========   ===========

TIER 1 CAPITAL RATIO                                                 9.20%         9.20%          8.5%*
                                                              ===========   ===========   ===========
TOTAL CAPITAL RATIO                                                 11.75%        12.02%         11.2%*
                                                              ===========   ===========   ===========
LEVERAGE RATIO                                                       5.93%         5.41%          5.6%*
                                                              ===========   ===========   ===========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                     $   1,083.3   $   1,031.6   $   1,097.2*
                                                              ===========   ===========   ===========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)             $      85.7   $      80.8   $      86.7*
                                                              ===========   ===========   ===========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END
 (IN BILLIONS)                                                $      92.5   $      86.9   $      92.9*
                                                              ===========   ===========   ===========

BOOK VALUE PER SHARE, AT PERIOD END                           $     16.47   $     15.68   $     16.60*
                                                              ===========   ===========   ===========

RETURN ON COMMON EQUITY (NET INCOME)                                 19.5%         19.1%         11.7%*
                                                              ===========   ===========   ===========
RETURN ON COMMON EQUITY (CORE INCOME) - Restated to reflect
   Travelers Property Casualty Corp. as a
   Discontinued Operation                                            20.7%         19.4%         11.7%*
                                                              ===========   ===========   ===========

                                                                 YTD            YTD          YTD 4Q 2002 VS.
                                                                  4Q             4Q       YTD 4Q 2001 INCREASE/
                                                                 2001           2002           (DECREASE)
                                                              -----------    -----------  ---------------------
NET INCOME                                                    $    14,126    $    15,276           8%
Discontinued Operations, After-tax                                 (1,055)        (1,875)
Cumulative Effect of Accounting Changes                               158             47
                                                              -----------    -----------
INCOME FROM CONTINUING OPERATIONS                                  13,229         13,448           2%

Restructuring Related Items, After-tax                                282            (10)
Realized Insurance Investment Portfolio (Gains) / Losses,
After-tax                                                             (94)           215
                                                              -----------    -----------
CORE INCOME                                                   $    13,417    $    13,653           2%
                                                              ===========    ===========

BASIC EARNINGS PER SHARE:

NET INCOME                                                    $      2.79    $      2.99           7%
                                                              ===========    ===========
INCOME FROM CONTINUING OPERATIONS                             $      2.61    $      2.63           1%
                                                              ===========    ===========
CORE INCOME                                                   $      2.64    $      2.67           1%
                                                              ===========    ===========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                        5,031.7        5,078.0
                                                              ===========    ===========

PREFERRED DIVIDENDS - BASIC                                   $       110    $        83
                                                              ===========    ===========

DILUTED EARNINGS PER SHARE:

NET INCOME                                                    $      2.72    $      2.94           8%
                                                              ===========    ===========
INCOME FROM CONTINUING OPERATIONS                             $      2.55    $      2.59           2%
                                                              ===========    ===========
CORE INCOME                                                   $      2.59    $      2.63           2%
                                                              ===========    ===========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                      5,147.0        5,166.2
                                                              ===========    ===========

PREFERRED DIVIDENDS - DILUTED                                 $       110    $        83
                                                              ===========    ===========

COMMON SHARES OUTSTANDING, AT PERIOD END                          5,148.7        5,140.7
                                                              ===========    ===========

TIER 1 CAPITAL RATIO                                                 8.42%           8.5%*
                                                              ===========    ===========
TOTAL CAPITAL RATIO                                                 10.92%          11.2%*
                                                              ===========    ===========
LEVERAGE RATIO                                                       5.64%           5.6%*
                                                              ===========    ===========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                     $   1,051.5    $   1,097.2*
                                                              ===========    ===========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)             $      81.2    $      86.7*
                                                              ===========    ===========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END
 (IN BILLIONS)                                                $      88.4    $      92.9*
                                                              ===========    ===========

BOOK VALUE PER SHARE, AT PERIOD END                           $     15.48    $     16.60*
                                                              ===========    ===========

RETURN ON COMMON EQUITY (NET INCOME)                                 19.7%          18.6%*
                                                              ===========    ===========
RETURN ON COMMON EQUITY (CORE INCOME) - Restated to reflect
   Travelers Property Casualty Corp. as a
   Discontinued Operation                                            22.3%          17.8%*
                                                              ===========    ===========

* Preliminary

CITIGROUP -- SEGMENT CORE INCOME                                [CITIGROUP LOGO]
PRODUCT VIEW
(In millions of dollars)

                                                  1Q         2Q         3Q         4Q        1Q         2Q         3Q         4Q
                                                 2001       2001       2001       2001      2002       2002       2002       2002
                                               --------   --------   --------   --------  --------   --------   --------   --------
GLOBAL CONSUMER:
  Cards                                        $    578   $    547   $    701   $    721  $    588   $    735   $    849   $    939
  Consumer Finance                                  397        491        549        488       536        565        555        560
  Retail Banking                                    553        586        731        721       721        743        867        900
  Other                                             (23)       (13)       (19)       (45)      (33)       (34)       (49)       (27)
                                               --------   --------   --------   --------  --------   --------   --------   --------
    TOTAL GLOBAL CONSUMER                         1,505      1,611      1,962      1,885     1,812      2,009      2,222      2,372
                                               --------   --------   --------   --------  --------   --------   --------   --------

GLOBAL CORPORATE AND INVESTMENT BANK:
  Capital Markets and Banking                     1,201      1,033      1,006        768     1,029      1,070        924        839
  Transaction Services                               91        116        100        113        82        204        121        115
  Other                                             (12)        35          7         24       (22)       (33)       (10)    (1,298)
                                               --------   --------   --------   --------  --------   --------   --------   --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK    1,280      1,184      1,113        905     1,089      1,241      1,035       (344)
                                               --------   --------   --------   --------  --------   --------   --------   --------

PRIVATE CLIENT SERVICES                             196        206        182        189       197        204        168        153

GLOBAL INVESTMENT MANAGEMENT:
  Life Insurance and Annuities                      215        236        185        200       204        255        183        194
  Private Bank                                       95         92         91         94       112        113        115        117
  Asset Management                                   91         84        104        125       126        137        137        128
                                               --------   --------   --------   --------  --------   --------   --------   --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT              401        412        380        419       442        505        435        439
                                               --------   --------   --------   --------  --------   --------   --------   --------

PROPRIETARY INVESTMENT ACTIVITIES(1)                (68)       206       (249)       335        35        (70)      (123)       (75)

CORPORATE/OTHER                                    (196)      (179)      (133)      (129)      (78)        34         56       (105)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                              $  3,118   $  3,440   $  3,255   $  3,604  $  3,497   $  3,923   $  3,793   $  2,440
-----------------------------------------------------------------------------------------------------------------------------------

                                                    4Q 2002 VS.         YTD        YTD        YTD 4Q 2002 VS.
                                                 4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                     (DECREASE)        2001       2002          (DECREASE)
                                                 -----------------   --------   --------   ---------------------
GLOBAL CONSUMER:
  Cards                                                  30%         $  2,547   $  3,111           22%
  Consumer Finance                                       15%            1,925      2,216           15%
  Retail Banking                                         25%            2,591      3,231           25%
  Other                                                  40%             (100)      (143)         (43%)
                                                                     --------   --------
    TOTAL GLOBAL CONSUMER                                26%            6,963      8,415           21%
                                                                     --------   --------

GLOBAL CORPORATE AND INVESTMENT BANK:
  Capital Markets and Banking                             9%            4,008      3,862           (4%)
  Transaction Services                                    2%              420        522           24%
  Other                                                  NM                54     (1,363)          NM
                                                                     --------   --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK           NM             4,482      3,021          (33%)
                                                                     --------   --------

PRIVATE CLIENT SERVICES                                 (19%)             773        722           (7%)

GLOBAL INVESTMENT MANAGEMENT:
  Life Insurance and Annuities                           (3%)             836        836            -
  Private Bank                                           24%              372        457           23%
  Asset Management                                        2%              404        528           31%
                                                                     --------   --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT                    5%            1,612      1,821           13%
                                                                     --------   --------

PROPRIETARY INVESTMENT ACTIVITIES(1)                     NM               224       (233)          NM

CORPORATE/OTHER                                          19%             (637)       (93)          85%

----------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                       (32%)        $ 13,417   $ 13,653            2%
----------------------------------------------------------------------------------------------------------------

(1) Excludes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP -- SEGMENT CORE INCOME                                [CITIGROUP LOGO]
REGIONAL VIEW
(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
NORTH AMERICA (EXCLUDING MEXICO)(1)
  Consumer                                               $  1,005   $  1,065   $  1,238   $  1,275   $  1,215   $  1,287   $  1,408
  Corporate and Private Client Services                       732        753        795        543        907        777        877
  Investment Management                                       327        355        306        328        357        352        319
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL NORTH AMERICA (EXCLUDING MEXICO)                  2,064      2,173      2,339      2,146      2,479      2,416      2,604
                                                         --------   --------   --------   --------   --------   --------   --------
MEXICO(2)
  Consumer                                                    (14)       (13)       112        110        145        181        205
  Corporate and Private Client Services                        19         22          4         61         98         45         26
  Investment Management                                         7         10         19         46         48         70         53
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL MEXICO                                               12         19        135        217        291        296        284
                                                         --------   --------   --------   --------   --------   --------   --------
WESTERN EUROPE
  Consumer                                                    104         98        115        130        134        141        158
  Corporate and Private Client Services                       186        126         85        146         44        114         25
  Investment Management                                         1          1          -          4         (7)         3          1
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL WESTERN EUROPE                                      291        225        200        280        171        258        184
                                                         --------   --------   --------   --------   --------   --------   --------
JAPAN
  Consumer                                                    205        242        259        257        240        254        265
  Corporate and Private Client Services                        98          4         19        (21)        23         (3)        87
  Investment Management                                         8          6          9         10         16         16         12
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL JAPAN                                               311        252        287        246        279        267        364
                                                         --------   --------   --------   --------   --------   --------   --------
ASIA (EXCLUDING JAPAN)
  Consumer                                                    142        144        157        165        145        146        176
  Corporate and Private Client Services                       128        225        101        176        175        185        153
  Investment Management                                        27         14         18         20         27         28         26
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL ASIA                                                297        383        276        361        347        359        355
                                                         --------   --------   --------   --------   --------   --------   --------
LATIN AMERICA
  Consumer                                                     49         55         57        (78)       (92)       (26)       (25)
  Corporate and Private Client Services                       161        154        174         56        (92)       186       (100)
  Investment Management                                        23         18         22          2         (3)        31         19
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL LATIN AMERICA                                       233        227        253        (20)      (187)       191       (106)
                                                         --------   --------   --------   --------   --------   --------   --------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
  Consumer                                                     14         20         24         26         25         26         35
  Corporate and Private Client Services                       152        106        117        133        131        141        135
  Investment Management                                         8          8          6          9          4          5          5
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA      174        134        147        168        160        172        175
                                                         --------   --------   --------   --------   --------   --------   --------

PROPRIETARY INVESTMENT ACTIVITIES                             (68)       206       (249)       335         35        (70)      (123)

CORPORATE/OTHER                                              (196)      (179)      (133)      (129)       (78)        34         56

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                        $  3,118   $  3,440   $  3,255   $  3,604   $  3,497   $  3,923   $  3,793
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
NORTH AMERICA (EXCLUDING MEXICO)(1)
  Consumer                                               $  1,483           16%         $  4,583   $  5,393            18%
  Corporate and Private Client Services                      (765)          NM             2,823      1,796           (36%)
  Investment Management                                       338            3%            1,316      1,366             4%
                                                         --------                       --------   --------
    TOTAL NORTH AMERICA (EXCLUDING MEXICO)                  1,056          (51%)           8,722      8,555            (2%)
                                                         --------                       --------   --------
MEXICO(2)
  Consumer                                                    223           NM               195        754            NM
  Corporate and Private Client Services                        41          (33%)             106        210            98%
  Investment Management                                        62           35%               82        233            NM
                                                         --------                       --------   --------
    TOTAL MEXICO                                              326           50%              383      1,197            NM
                                                         --------                       --------   --------
WESTERN EUROPE
  Consumer                                                    180           38%              447        613            37%
  Corporate and Private Client Services                       125          (14%)             543        308           (43%)
  Investment Management                                         7           75%                6          4           (33%)
                                                         --------                       --------   --------
    TOTAL WESTERN EUROPE                                      312           11%              996        925            (7%)
                                                         --------                       --------   --------
JAPAN
  Consumer                                                    214          (17%)             963        973             1%
  Corporate and Private Client Services                        (5)          76%              100        102             2%
  Investment Management                                        13           30%               33         57            73%
                                                         --------                       --------   --------
    TOTAL JAPAN                                               222          (10%)           1,096      1,132             3%
                                                         --------                       --------   --------
ASIA (EXCLUDING JAPAN)
  Consumer                                                    184           12%              608        651             7%
  Corporate and Private Client Services                       139          (21%)             630        652             3%
  Investment Management                                        26           30%               79        107            35%
                                                         --------                       --------   --------
    TOTAL ASIA                                                349           (3%)           1,317      1,410             7%
                                                         --------                       --------   --------
LATIN AMERICA
  Consumer                                                      7           NM                83       (136)           NM
  Corporate and Private Client Services                        86           54%              545         80           (85%)
  Investment Management                                       (15)          NM                65         32           (51%)
                                                         --------                       --------   --------
    TOTAL LATIN AMERICA                                        78           NM               693        (24)           NM
                                                         --------                       --------   --------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
  Consumer                                                     81           NM                84        167            99%
  Corporate and Private Client Services                       188           41%              508        595            17%
  Investment Management                                         8          (11%)              31         22           (29%)
                                                         --------                       --------   --------
    TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA      277           65%              623        784            26%
                                                         --------                       --------   --------

PROPRIETARY INVESTMENT ACTIVITIES                             (75)          NM               224       (233)           NM

CORPORATE/OTHER                                              (105)          19%             (637)       (93)           85%

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                        $  2,440          (32%)        $ 13,417   $ 13,653             2%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Excludes Proprietary Investment Activities and Corporate / Other.

(2) Includes the operations of Banamex from August 6, 2001 forward.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP -- SEGMENT ADJUSTED NET REVENUES(1)                   [CITIGROUP LOGO]
PRODUCT VIEW
(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
GLOBAL CONSUMER:
  Cards                                                  $  3,606   $  3,675   $  4,032   $  4,195   $  4,150   $  4,340   $  4,689
  Consumer Finance                                          2,153      2,178      2,300      2,237      2,298      2,406      2,439
  Retail Banking                                            2,505      2,571      3,042      3,163      3,339      3,212      3,317
  Other                                                        27        117         82         50         31         65         45
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL GLOBAL CONSUMER                                   8,291      8,541      9,456      9,645      9,818     10,023     10,490
                                                         --------   --------   --------   --------   --------   --------   --------
GLOBAL CORPORATE AND INVESTMENT BANK:
  Capital Markets and Banking                               5,172      4,153      3,868      4,299      4,631      4,509      4,013
  Transaction Services                                        902        891        856        867        835        939        891
  Other                                                       (65)       (18)       (60)       (59)       (99)      (104)       (58)
                                                         --------   --------   --------   --------   --------   --------   --------
     TOTAL GLOBAL CORPORATE AND INVESTMENT BANK             6,009      5,026      4,664      5,107      5,367      5,344      4,846
                                                         --------   --------   --------   --------   --------   --------   --------

PRIVATE CLIENT SERVICES                                     1,549      1,508      1,450      1,433      1,477      1,523      1,399

GLOBAL INVESTMENT MANAGEMENT:
  Life Insurance and Annuities                              1,170      1,014        972      1,223      1,002      1,216      1,073
  Private Bank                                                392        376        366        408        423        427        412
  Asset Management                                            516        491        546        532        519        522        518
                                                         --------   --------   --------   --------   --------   --------   --------
     TOTAL GLOBAL INVESTMENT MANAGEMENT                     2,078      1,881      1,884      2,163      1,944      2,165      2,003
                                                         --------   --------   --------   --------   --------   --------   --------

PROPRIETARY INVESTMENT ACTIVITIES(2)                          (74)       310       (360)       565         92        (69)      (101)

CORPORATE/OTHER                                              (132)      (105)       (87)       (10)        96        273        137

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                              $ 17,721   $ 17,161   $ 17,007   $ 18,903   $ 18,794   $ 19,259   $ 18,774
------------------------------------------------------------------------------------------------------------------------------------

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
GLOBAL CONSUMER:
  Cards                                                  $  4,724           13%         $ 15,508   $ 17,903           15%
  Consumer Finance                                          2,511           12%            8,868      9,654            9%
  Retail Banking                                            3,467           10%           11,281     13,335           18%
  Other                                                       159           NM               276        300            9%
                                                         --------                       --------   --------
    TOTAL GLOBAL CONSUMER                                  10,861           13%           35,933     41,192           15%
                                                         --------                       --------   --------

GLOBAL CORPORATE AND INVESTMENT BANK:
  Capital Markets and Banking                               3,745          (13%)          17,492     16,898           (3%)
  Transaction Services                                        872            1%            3,516      3,537            1%
  Other                                                        44           NM              (202)      (217)          (7%)
                                                         --------                       --------   --------
     TOTAL GLOBAL CORPORATE AND INVESTMENT BANK             4,661           (9%)          20,806     20,218           (3%)
                                                         --------                       --------   --------

PRIVATE CLIENT SERVICES                                     1,318           (8%)           5,940      5,717           (4%)

GLOBAL INVESTMENT MANAGEMENT:
  Life Insurance and Annuities                              1,121           (8%)           4,379      4,412            1%
  Private Bank                                                433            6%            1,542      1,695           10%
  Asset Management                                            509           (4%)           2,085      2,068           (1%)
                                                         --------                       --------   --------
     TOTAL GLOBAL INVESTMENT MANAGEMENT                     2,063           (5%)           8,006      8,175            2%
                                                         --------                       --------   --------

PROPRIETARY INVESTMENT ACTIVITIES(2)                          (63)          NM               441       (141)          NM

CORPORATE/OTHER                                                94           NM              (334)       600           NM

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                              $ 18,934            -          $ 70,792   $ 75,761            7%
-----------------------------------------------------------------------------------------------------------------------------------



(1) Adjusted Net Revenues include the effect of Credit Card Securitization Activities within the Global Cards Business. Adjusted or Managed Basis Reporting reflects credit card securitizations as if the receivables had neither been sold nor held for sale. For a reconciliation between Managed Basis Reporting and Reporting under Generally Accepted Accounting Principles, see "Earnings Analysis - Managed Basis" on page 25.

(2) Excludes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP -- SEGMENT ADJUSTED NET REVENUES(1)                   [CITIGROUP LOGO]
REGIONAL VIEW
(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
NORTH AMERICA (EXCLUDING MEXICO)(2)
 Consumer                                                $  5,786   $  6,049   $  6,406   $  6,577   $  6,601   $  6,817   $  7,097
 Corporate and Private Client Services                      4,639      3,825      3,751      3,928      4,403      4,235      3,792
 Investment Management                                      1,613      1,457      1,354      1,587      1,402      1,530      1,465
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL NORTH AMERICA (EXCLUDING MEXICO)                 12,038     11,331     11,511     12,092     12,406     12,582     12,354
                                                         --------   --------   --------   --------   --------   --------   --------
MEXICO(3)
 Consumer                                                      57         72        532        750        753        773        730
 Corporate and Private Client Services                         84         77         83        205        198        127        109
 Investment Management                                         46         46        106        212        185        212        161
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL MEXICO                                              187        195        721      1,167      1,136      1,112      1,000
                                                         --------   --------   --------   --------   --------   --------   --------
WESTERN EUROPE
 Consumer                                                     564        540        583        607        612        671        709
 Corporate and Private Client Services                      1,129      1,057        802        955        796        961        855
 Investment Management                                         77         73         75         71         66         81         80
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL WESTERN EUROPE                                    1,770      1,670      1,460      1,633      1,474      1,713      1,644
                                                         --------   --------   --------   --------   --------   --------   --------
JAPAN
 Consumer                                                     835        837        880        878        817        939      1,037
 Corporate and Private Client Services                        192         50         66         16         63         27        170
 Investment Management                                         57         57         58         63         70         74         67
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL JAPAN                                             1,084        944      1,004        957        950      1,040      1,274
                                                         --------   --------   --------   --------   --------   --------   --------
ASIA (EXCLUDING JAPAN)
 Consumer                                                     548        545        559        571        557        580        614
 Corporate and Private Client Services                        557        651        509        564        569        605        567
 Investment Management                                        107         81         85         99        103        109         98
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL ASIA                                              1,212      1,277      1,153      1,234      1,229      1,294      1,279
                                                         --------   --------   --------   --------   --------   --------   --------
LATIN AMERICA
 Consumer                                                     366        357        350        114        322         76        126
 Corporate and Private Client Services                        468        452        488        443        384        451        304
 Investment Management                                        139        131        171         91         80        120         97
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL LATIN AMERICA                                       973        940      1,009        648        786        647        527
                                                         --------   --------   --------   --------   --------   --------   --------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
 Consumer                                                     135        141        146        148        156        167        177
 Corporate and Private Client Services                        489        422        415        429        431        461        448
 Investment Management                                         39         36         35         40         38         39         35
                                                         --------   --------   --------   --------   --------   --------   --------
    TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA      663        599        596        617        625        667        660
                                                         --------   --------   --------   --------   --------   --------   --------

PROPRIETARY INVESTMENT ACTIVITIES                             (74)       310       (360)       565         92        (69)      (101)

CORPORATE/OTHER                                              (132)      (105)       (87)       (10)        96        273        137

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                              $ 17,721   $ 17,161   $ 17,007   $ 18,903   $ 18,794   $ 19,259   $ 18,774
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
NORTH AMERICA (EXCLUDING MEXICO)(2)
 Consumer                                                $  7,416           13%         $ 24,818   $ 27,931           13%
 Corporate and Private Client Services                      3,310          (16%)          16,143     15,740           (2%)
 Investment Management                                      1,511           (5%)           6,011      5,908           (2%)
                                                         --------                       --------   --------
    TOTAL NORTH AMERICA (EXCLUDING MEXICO)                 12,237            1%           46,972     49,579            6%
                                                         --------                       --------   --------
MEXICO(3)
 Consumer                                                     661          (12%)           1,411      2,917           NM
 Corporate and Private Client Services                        148          (28%)             449        582           30%
 Investment Management                                        168          (21%)             410        726           77%
                                                         --------                       --------   --------
    TOTAL MEXICO                                              977          (16%)           2,270      4,225           86%
                                                         --------                       --------   --------
WESTERN EUROPE
 Consumer                                                     757           25%            2,294      2,749           20%
 Corporate and Private Client Services                        953            -             3,943      3,565          (10%)
 Investment Management                                         95           34%              296        322            9%
                                                         --------                       --------   --------
    TOTAL WESTERN EUROPE                                    1,805           11%            6,533      6,636            2%
                                                         --------                       --------   --------
JAPAN
 Consumer                                                     978           11%            3,430      3,771           10%
 Corporate and Private Client Services                         30           88%              324        290          (10%)
 Investment Management                                         76           21%              235        287           22%
                                                         --------                       --------   --------
    TOTAL JAPAN                                             1,084           13%            3,989      4,348            9%
                                                         --------                       --------   --------
ASIA (EXCLUDING JAPAN)
 Consumer                                                     633           11%            2,223      2,384            7%
 Corporate and Private Client Services                        512           (9%)           2,281      2,253           (1%)
 Investment Management                                        122           23%              372        432           16%
                                                         --------                       --------   --------
    TOTAL ASIA                                              1,267            3%            4,876      5,069            4%
                                                         --------                       --------   --------
LATIN AMERICA
 Consumer                                                     157           38%            1,187        681          (43%)
 Corporate and Private Client Services                        491           11%            1,851      1,630          (12%)
 Investment Management                                         55          (40%)             532        352          (34%)
                                                         --------                       --------   --------
    TOTAL LATIN AMERICA                                       703            8%            3,570      2,663          (25%)
                                                         --------                       --------   --------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
 Consumer                                                     259           75%              570        759           33%
 Corporate and Private Client Services                        535           25%            1,755      1,875            7%
 Investment Management                                         36          (10%)             150        148           (1%)
                                                         --------                       --------   --------
    TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA      830           35%            2,475      2,782           12%
                                                         --------                       --------   --------

PROPRIETARY INVESTMENT ACTIVITIES                             (63)          NM               441       (141)          NM

CORPORATE/OTHER                                                94           NM              (334)       600           NM

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                              $ 18,934            -          $ 70,792   $ 75,761            7%
-----------------------------------------------------------------------------------------------------------------------------------

                                      # # #

[[FORWARD-LOOKING STATEMENTS]]

[[Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; [[the impact of the resolution of regulatory matters on the Company's financial condition]]; and the Company's ability to leverage the performance of its leading product franchises globally and build upon a strong local presence in every region of the world to grow market share and profitability.]]

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.


(1) Adjusted Net Revenues include the effect of Credit Card Securitization Activities within the Global Cards Business. Adjusted or Managed Basis Reporting reflects credit card securitizations as if the receivables had neither been sold nor held for sale. For a reconciliation between Managed Basis Reporting and Reporting under Generally Accepted Accounting Principles, see "Earnings Analysis - Managed Basis" on page 25.

(2) Excludes Proprietary Investment Activities and Corporate / Other.

(3) Includes the operations of Banamex from August 6, 2001 forward.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
CARDS
(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE(1)            $  3,606   $  3,675   $  4,032   $  4,195   $  4,150   $  4,340   $  4,689
Adjusted Operating Expenses                                 1,368      1,326      1,375      1,414      1,335      1,405      1,431
Adjusted Provision for Credit Losses(1)                     1,322      1,482      1,552      1,694      1,911      1,818      1,941
                                                         --------   --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                      916        867      1,105      1,087        904      1,117      1,317
Income Taxes                                                  338        320        404        366        316        382        468
                                                         --------   --------   --------   --------   --------   --------   --------
CORE INCOME                                              $    578   $    547   $    701   $    721   $    588   $    735   $    849
                                                         ========   ========   ========   ========   ========   ========   ========
Managed Average Assets (in billions of dollars)          $    117   $    118   $    122   $    123   $    123   $    123   $    129
                                                         ========   ========   ========   ========   ========   ========   ========
Return on Managed Assets                                     2.00%      1.86%      2.28%      2.33%      1.94%      2.40%      2.61%
                                                         ========   ========   ========   ========   ========   ========   ========

KEY INDICATORS
(in billions of dollars)

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
  North America                                              90.6       90.5       93.1       93.1       91.8       91.5       88.2
  International                                              11.3       12.0       12.4       12.9       12.9       13.2       13.5
                                                         --------   --------   --------   --------   --------   --------   --------
      Total                                                 101.9      102.5      105.5      106.0      104.7      104.7      101.7
                                                         ========   ========   ========   ========   ========   ========   ========

TOTAL SALES:
  North America                                          $   54.8   $   59.0   $   58.5   $   60.9   $   54.9   $   62.0       62.5
  International                                               7.7        8.2        8.2        8.3        7.7        8.4        8.8
                                                         --------   --------   --------   --------   --------   --------   --------
      Total                                              $   62.5   $   67.2   $   66.7   $   69.2   $   62.6   $   70.4       71.3
                                                         ========   ========   ========   ========   ========   ========   ========

AVERAGE MANAGED LOANS:
  North America                                          $  102.2   $  102.4   $  105.9   $  107.6   $  107.6   $  108.0   $  111.1
  International                                               9.5        9.8       10.4       10.4       10.2       10.6       10.9
                                                         --------   --------   --------   --------   --------   --------   --------
      Total                                              $  111.7   $  112.2   $  116.3   $  118.0   $  117.8   $  118.6   $  122.0
                                                         ========   ========   ========   ========   ========   ========   ========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  North America                                          $  1,217   $  1,401   $  1,448   $  1,589   $  1,681   $  1,719   $  1,616
  International                                                90        102        100        104        112        123        151
                                                         --------   --------   --------   --------   --------   --------   --------
      Total                                              $  1,307   $  1,503   $  1,548   $  1,693   $  1,793   $  1,842   $  1,767
                                                         ========   ========   ========   ========   ========   ========   ========

END OF PERIOD MANAGED RECEIVABLES                        $  111.9   $  116.0   $  119.5   $  122.6   $  118.9   $  122.4   $  125.1

NET CREDIT LOSS RATIO                                        4.74%      5.37%      5.28%      5.69%      6.17%      6.23%      5.75%

LOANS 90+DAYS PAST DUE:
  In millions of dollars                                 $  2,001   $  1,938   $  2,119   $  2,384   $  2,488   $  2,248   $  2,305
  %                                                          1.80%      1.68%      1.79%      1.96%      2.11%      1.85%      1.86%

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE(1)            $  4,724           13%         $ 15,508   $ 17,903           15%
Adjusted Operating Expenses                                 1,412            -             5,483      5,583            2%
Adjusted Provision for Credit Losses(1)                     1,869           10%            6,050      7,539           25%
                                                         --------                       --------   --------
Core Income Before Taxes                                    1,443           33%            3,975      4,781           20%
Income Taxes                                                  504           38%            1,428      1,670           17%
                                                         --------                       --------   --------
CORE INCOME                                              $    939           30%         $  2,547   $  3,111           22%
                                                         ========                       ========   ========
Managed Average Assets (in billions of dollars)          $    132            7%         $    120   $    127            6%
                                                         ========                       ========   ========
Return on Managed Assets                                     2.82%                          2.12%      2.45%
                                                         ========                       ========   ========

KEY INDICATORS
(in billions of dollars)

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
  North America                                              88.7           (5%)
  International                                              13.5            5%
                                                         --------
      Total                                                 102.2           (4%)
                                                         ========

TOTAL SALES:
  North America                                              65.7            8%         $  233.2   $  245.1            5%
  International                                               9.1           10%             32.4       34.0            5%
                                                         --------                       --------   --------
      Total                                                  74.8            8%         $  265.6   $  279.1            5%
                                                         ========                       ========   ========

AVERAGE MANAGED LOANS:
  North America                                          $  114.1            6%         $  104.6   $  110.2            5%
  International                                              11.3            9%             10.0       10.8            8%
                                                         --------                       --------   --------
      Total                                              $  125.4            6%         $  114.6   $  121.0            6%
                                                         ========                       ========   ========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  North America                                          $  1,652            4%         $  5,655   $  6,668           18%
  International                                               121           16%              396        507           28%
                                                         --------                       --------   --------
      Total                                              $  1,773            5%         $  6,051   $  7,175           19%
                                                         ========                       ========   ========

END OF PERIOD MANAGED RECEIVABLES                        $  131.9            8%

NET CREDIT LOSS RATIO                                        5.61%

LOANS 90+DAYS PAST DUE:
  In millions of dollars                                 $  2,398            1%
  %                                                          1.84%

(1) Adjusted Net Revenues include the effect of Credit Card Securitization Activities within the Global Cards Business. Adjusted or Managed Basis Reporting reflects credit card securitizations as if the receivables had neither been sold nor held for sale. For a reconciliation between Managed Basis Reporting and Reporting under Generally Accepted Accounting Principles, see "Earnings Analysis - Managed Basis" on page 25.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
CARDS
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

  ADJUSTED REVENUES, NET OF INTEREST EXPENSE(1)          $  3,047   $  3,130   $  3,470   $  3,738   $  3,609   $  3,768   $  4,109
  Adjusted Operating Expenses                               1,070      1,037      1,096      1,138      1,053      1,104      1,154
  Adjusted Provision for Credit Losses(1)                   1,229      1,379      1,449      1,589      1,681      1,719      1,822
                                                         --------   --------   --------   --------   --------   --------   --------
  Core Income Before Taxes                                    748        714        925      1,011        875        945      1,133
  Income Taxes                                                279        266        343        343        315        323        405
                                                         --------   --------   --------   --------   --------   --------   --------
  CORE INCOME                                            $    469   $    448   $    582   $    668   $    560   $    622   $    728
                                                         ========   ========   ========   ========   ========   ========   ========
  Managed Average Assets (in billions of dollars)        $    107   $    107   $    111   $    112   $    112   $    112   $    117
                                                         ========   ========   ========   ========   ========   ========   ========
  Return on Managed Assets                                   1.78%      1.68%      2.08%      2.37%      2.03%      2.23%      2.47%
                                                         ========   ========   ========   ========   ========   ========   ========

INTERNATIONAL

  TOTAL REVENUES, NET OF INTEREST EXPENSE                $    559   $    545   $    562   $    457   $    541   $    572   $    580
  Adjusted Operating Expenses                                 298        289        279        276        282        301        277
  Provision for Credit Losses                                  93        103        103        105        230         99        119
                                                         --------   --------   --------   --------   --------   --------   --------
  Core Income Before Taxes                                    168        153        180         76         29        172        184
  Income Taxes                                                 59         54         61         23          1         59         63
                                                         --------   --------   --------   --------   --------   --------   --------
  CORE INCOME                                            $    109   $     99   $    119   $     53   $     28   $    113   $    121
                                                         ========   ========   ========   ========   ========   ========   ========
  Average Assets (in billions of dollars)                $     10   $     11   $     11   $     11   $     11   $     11   $     12
                                                         ========   ========   ========   ========   ========   ========   ========
  Return on Assets                                           4.42%      3.61%      4.29%      1.91%      1.03%      4.12%      4.00%
                                                         ========   ========   ========   ========   ========   ========   ========

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

  ADJUSTED REVENUES, NET OF INTEREST EXPENSE(1)          $  4,119           10%         $ 13,385   $ 15,605           17%
  Adjusted Operating Expenses                               1,123           (1%)           4,341      4,434            2%
  Adjusted Provision for Credit Losses(1)                   1,736            9%            5,646      6,958           23%
                                                         --------                       --------   --------
  Core Income Before Taxes                                  1,260           25%            3,398      4,213           24%
  Income Taxes                                                442           29%            1,231      1,485           21%
                                                         --------                       --------   --------
  CORE INCOME                                            $    818           22%         $  2,167   $  2,728           26%
                                                         ========                       ========   ========
  Managed Average Assets (in billions of dollars)        $    120            7%         $    109   $    115            6%
                                                         ========                       ========   ========
  Return on Managed Assets                                   2.70%                          1.99%      2.37%
                                                         ========                       ========   ========

INTERNATIONAL

  TOTAL REVENUES, NET OF INTEREST EXPENSE                $    605           32%         $  2,123   $  2,298            8%
  Adjusted Operating Expenses                                 289            5%            1,142      1,149            1%
  Provision for Credit Losses                                 133           27%              404        581           44%
                                                         --------                       --------   --------
  Core Income Before Taxes                                    183           NM               577        568           (2%)
  Income Taxes                                                 62           NM               197        185           (6%)
                                                         --------                       --------   --------
  CORE INCOME                                            $    121           NM          $    380   $    383            1%
                                                         ========                       ========   ========
  Average Assets (in billions of dollars)                $     12            9%         $     11   $     12            9%
                                                         ========                       ========   ========
  Return on Assets                                           4.00%                          3.45%      3.19%
                                                         ========                       ========   ========

(1) On a managed basis.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
CARDS
CITICARDS AND DINERS CLUB N.A. - SUPPLEMENTAL DATA
(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
CITICARDS AND DINERS CLUB N.A.:

ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $  3,012   $  3,085   $  3,340   $  3,548   $  3,438   $  3,589   $  3,929
Adjusted Operating Expenses                                 1,052      1,014      1,017      1,035        966      1,029      1,075
Adjusted Provision for Credit Losses                        1,221      1,371      1,434      1,567      1,659      1,705      1,807
                                                         --------   --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                      739        700        889        946        813        855      1,047
Income Taxes                                                  274        260        332        333        302        307        388
                                                         --------   --------   --------   --------   --------   --------   --------

CORE INCOME                                              $    465   $    440   $    557   $    613   $    511   $    548   $    659
                                                         ========   ========   ========   ========   ========   ========   ========

Managed Average Assets (in billions of dollars)          $    106   $    106   $    109   $    110   $    110   $    110   $    113
                                                         ========   ========   ========   ========   ========   ========   ========

Return on Managed Assets                                     1.78%      1.66%      2.03%      2.21%      1.88%      2.00%      2.31%
                                                         ========   ========   ========   ========   ========   ========   ========

CITICARDS(1):
KEY INDICATORS:
(in billions of dollars)

Net Interest Revenue (in millions of dollars)(2)         $  2,379   $  2,421   $  2,696   $  2,904   $  2,767   $  2,717   $  2,856
% of Average Managed Loans                                   9.63%      9.65%     10.38%     11.04%     10.77%     10.41%     10.51%

Risk Adjusted Revenue (in millions of dollars)(3)        $  1,716   $  1,613   $  1,838   $  1,909   $  1,705   $  1,771   $  2,259
% of Average Managed Loans                                   6.95%      6.43%      7.08%      7.25%      6.64%      6.78%      8.31%

Adjusted Operating Expenses as % of Average Managed Loans    3.99%      3.78%      3.67%      3.56%      3.53%      3.72%      3.75%

End of Period Managed Receivables                        $  100.5   $  103.9   $  105.6   $  108.9   $  105.4   $  108.2   $  110.8
Total EOP Open Accounts (in millions)                        88.3       89.1       89.2       89.2       87.9       87.4       84.2
Total Sales                                              $   51.2   $   55.6   $   55.0   $   56.7   $   50.8   $   57.7   $   58.3

END OF PERIOD LOANS:
  On Balance Sheet                                       $   32.6   $   32.6   $   33.0   $   34.2   $   31.8   $   35.2   $   38.5
  Securitized                                                60.1       61.4       65.2       67.0       65.9       65.8       64.6
  Held for Sale                                               7.0        9.0        6.5        6.5        6.5        6.5        6.5
                                                         --------   --------   --------   --------   --------   --------   --------
    Total                                                $   99.7   $  103.0   $  104.7   $  107.7   $  104.2   $  107.5   $  109.6
                                                         ========   ========   ========   ========   ========   ========   ========

AVERAGE LOANS:

  On Balance Sheet                                       $   34.7   $   33.5   $   33.5   $   33.0   $   30.9   $   33.0   $   36.8
  Securitized                                                58.5       59.7       61.3       64.9       66.8       65.2       64.6
  Held for Sale                                               7.0        7.4        8.2        6.5        6.5        6.5        6.5
                                                         --------   --------   --------   --------   --------   --------   --------
    Total                                                $  100.2   $  100.6   $  103.0   $  104.4   $  104.2   $  104.7   $  107.9
                                                         ========   ========   ========   ========   ========   ========   ========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  On Balance Sheet                                       $    465   $    481   $    541   $    615   $    633   $    615   $    634
  Securitized                                                 668        812        790        870        935        989        874
  Held for Sale                                                63         90         92         69         78         92         86
                                                         --------   --------   --------   --------   --------   --------   --------
    Total                                                $  1,196   $  1,383   $  1,423   $  1,554   $  1,646   $  1,696   $  1,594
                                                         ========   ========   ========   ========   ========   ========   ========

COINCIDENT NET CREDIT LOSS RATIO                             4.84%      5.51%      5.48%      5.91%      6.41%      6.50%      5.86%

12 MONTH LAGGED NET CREDIT LOSS RATIO                        5.72%      6.29%      5.96%      6.23%      6.66%      6.76%      6.14%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                                 $  1,836   $  1,775   $  1,908   $  2,135   $  2,219   $  1,982   $  2,063
  %                                                          1.84%      1.72%      1.82%      1.98%      2.13%      1.84%      1.88%

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
CITICARDS AND DINERS CLUB N.A.:

ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $  3,930           11%         $ 12,985   $ 14,886           15%
Adjusted Operating Expenses                                 1,032            -             4,118      4,102            -
Adjusted Provision for Credit Losses                        1,723           10%            5,593      6,894           23%
                                                         --------                       --------   --------
Core Income Before Taxes                                    1,175           24%            3,274      3,890           19%
Income Taxes                                                  436           31%            1,199      1,433           20%
                                                         --------                       --------   --------

CORE INCOME                                              $    739           21%         $  2,075   $  2,457           18%
                                                         ========                       ========   ========

Managed Average Assets (in billions of dollars)          $    116            5%         $    108   $    112            4%
                                                         ========                       ========   ========

Return on Managed Assets                                     2.53%                          1.92%      2.19%
                                                         ========                       ========   ========

CITICARDS(1):
KEY INDICATORS:
(in billions of dollars)

Net Interest Revenue (in millions of dollars)(2)         $  2,893            -          $ 10,400   $ 11,233            8%
% of Average Managed Loans                                  10.37%                         10.19%     10.50%

Risk Adjusted Revenue (in millions of dollars)(3)        $  2,220           16%         $  7,076   $  7,955           12%
% of Average Managed Loans                                   7.96%                          6.93%      7.43%

Adjusted Operating Expenses as % of Average Managed Loans    3.51%

End of Period Managed Receivables                        $  116.6            7%
Total EOP Open Accounts (in millions)                        84.6           (5%)
Total Sales                                              $   61.5            8%

END OF PERIOD LOANS:
  On Balance Sheet                                       $   41.5           21%
  Securitized                                                67.1            -
  Held for Sale                                               6.5            -
                                                         --------
    Total                                                $  115.1            7%
                                                         ========

AVERAGE LOANS:

  On Balance Sheet                                       $   39.9           21%         $   33.7   $   35.2            4%
  Securitized                                                64.3           (1%)            61.1       65.2            7%
  Held for Sale                                               6.5            -               7.3        6.5          (11%)
                                                         --------                       --------   --------
    Total                                                $  110.7            6%         $  102.1   $  106.9            5%
                                                         ========                       ========   ========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  On Balance Sheet                                       $    572           (7%)        $  2,102   $  2,454           17%
  Securitized                                                 962           11%            3,140      3,760           20%
  Held for Sale                                                99           43%              314        355           13%
                                                         --------                       --------   --------
    Total                                                $  1,633            5%         $  5,556   $  6,569           18%
                                                         ========                       ========   ========

COINCIDENT NET CREDIT LOSS RATIO                             5.85%

12 MONTH LAGGED NET CREDIT LOSS RATIO                        6.21%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                                 $  2,142           --
  %                                                          1.86%

(1) CitiCards is included within the North American Region of Cards and excludes Diners Club N.A., Mexico and Puerto Rico.

(2) Includes delinquency and other risk-based charges.

(3) Risk Adjusted Revenue is adjusted revenues less managed net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
CONSUMER FINANCE

(In millions of dollars)

                                                            1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                           2001       2001       2001       2001       2002       2002       2002
                                                         --------   --------   --------   --------   --------   --------   --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $  2,153   $  2,178   $  2,300   $  2,237   $  2,298   $  2,406   $  2,439
Adjusted Operating Expenses                                   922        813        812        755        728        764        744
Provision for Benefits, Claims and Credit Losses              603        594        623        709        737        763        829
                                                         --------   --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                      628        771        865        773        833        879        866
Income Taxes                                                  231        280        316        285        297        314        311
                                                         --------   --------   --------   --------   --------   --------   --------
CORE INCOME                                              $    397   $    491   $    549   $    488   $    536   $    565   $    555
                                                         ========   ========   ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                  $     82   $     83   $     85   $     86   $     87   $     90   $     91
                                                         ========   ========   ========   ========   ========   ========   ========
Return on Assets                                             1.96%      2.37%      2.56%      2.25%      2.50%      2.52%      2.42%
                                                         ========   ========   ========   ========   ========   ========   ========

KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  Real estate secured loans                              $   43.1   $   43.4   $   44.5   $   45.3   $   45.5   $   46.3   $   47.0
  Personal loans                                             18.7       18.9       19.4       19.6       19.2       20.6       21.4
  Auto                                                        3.8        4.4        4.9        5.4        5.7        6.1        6.5
  Sales finance and other                                     3.5        3.5        3.5        3.5        3.0        3.6        4.2
                                                         --------   --------   --------   --------   --------   --------   --------
    Total                                                $   69.1   $   70.2   $   72.3   $   73.8   $   73.4   $   76.6   $   79.1
                                                         ========   ========   ========   ========   ========   ========   ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  North America                                          $   56.2   $   57.0   $   58.2   $   59.2   $   59.8   $   60.9   $   62.3
  International                                              12.9       13.2       14.1       14.6       13.6       15.7       16.8
                                                         --------   --------   --------   --------   --------   --------   --------
    Total                                                $   69.1   $   70.2   $   72.3   $   73.8   $   73.4   $   76.6   $   79.1
                                                         ========   ========   ========   ========   ========   ========   ========

AVERAGE YIELD
  North America                                             14.05%     13.86%     13.53%     13.20%     13.18%     13.06%     12.76%
  International                                             27.25%     25.36%     24.83%     23.07%     22.43%     23.37%     22.63%
    Total                                                   16.50%     16.02%     15.73%     15.14%     14.93%     15.15%     14.86%

AVERAGE NET INTEREST MARGIN
  North America                                              7.92%      8.18%      8.31%      8.36%      8.57%      8.50%      8.34%
  International                                             23.78%     22.10%     21.78%     20.84%     20.59%     21.92%     20.97%
    Total                                                   10.87%     10.79%     10.93%     10.83%     10.84%     11.22%     11.02%

NET CREDIT LOSS RATIO                                        2.99%      2.91%      2.94%      3.54%      3.63%      3.71%      3.83%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                                 $  1,764   $  1,943   $  2,134   $  2,243   $  2,213   $  2,131   $  2,101
  %                                                          2.54%      2.74%      2.89%      3.04%      2.97%      2.72%      2.64%

NUMBER OF OFFICES:
  North America                                             2,576      2,484      2,468      2,413      2,394      2,410      2,420
  International                                             1,180      1,183      1,174      1,150      1,141      1,198      1,182
                                                         --------   --------   --------   --------   --------   --------   --------
    Total                                                   3,756      3,667      3,642      3,563      3,535      3,608      3,602
                                                         ========   ========   ========   ========   ========   ========   ========

                                                                        4Q 2002 VS.        YTD        YTD        YTD 4Q 2002 VS.
                                                            4Q      4Q 2001 INCREASE/      4Q         4Q      YTD 4Q 2001 INCREASE/
                                                           2002         (DECREASE)        2001       2002          (DECREASE)
                                                         --------   -----------------   --------   --------   ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE               $  2,511           12%         $  8,868   $  9,654            9%
Adjusted Operating Expenses                                   758            -             3,302      2,994           (9%)
Provision for Benefits, Claims and Credit Losses              911           28%            2,529      3,240           28%
                                                         --------                       --------   --------
Core Income Before Taxes                                      842            9%            3,037      3,420           13%
Income Taxes                                                  282           (1%)           1,112      1,204            8%
                                                         --------                       --------   --------
CORE INCOME                                              $    560           15%         $  1,925   $  2,216           15%
                                                         ========                       ========   ========
Average Assets (in billions of dollars)                  $     95           10%         $     84   $     91            8%
                                                         ========                       ========   ========
Return on Assets                                             2.34%                          2.29%      2.44%
                                                         ========                       ========   ========
KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  Real estate secured loans                              $   48.8            8%         $   44.1   $   46.9            6%
  Personal loans                                             21.3            9%             19.2       20.6            7%
  Auto                                                        8.0           48%              4.6        6.6           43%
  Sales finance and other                                     4.2           20%              3.5        3.8            9%
                                                         --------                       --------   --------
    Total                                                $   82.3           12%         $   71.4   $   77.9            9%
                                                         ========                       ========   ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  North America                                          $   65.9           11%         $   57.7   $   62.3            8%
  International                                              16.4           12%             13.7       15.6           14%
                                                         --------                       --------   --------
    Total                                                $   82.3           12%         $   71.4   $   77.9            9%
                                                         ========                       ========   ========

AVERAGE YIELD
  North America                                             12.56%
  International                                             22.45%
    Total                                                   14.52%

AVERAGE NET INTEREST MARGIN
  North America                                              8.38%
  International                                             20.79%
    Total                                                   10.85%

NET CREDIT LOSS RATIO                                        4.04%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                                 $  2,119           (6%)
  %                                                          2.52%

NUMBER OF OFFICES:
  North America                                             2,411            -
  International                                             1,134           (1%)
                                                         --------
    Total                                                   3,545           (1%)
                                                         ========

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
CONSUMER FINANCE
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                             1Q            2Q            3Q            4Q            1Q
                                                            2001          2001          2001          2001          2002
                                                         ----------    ----------    ----------    ----------    ----------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

  ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $    1,366    $    1,388    $    1,476    $    1,457    $    1,539
  Adjusted Operating Expenses                                   593           523           515           470           503
  Provision for Benefits, Claims and Credit Losses              415           419           439           504           509
                                                         ----------    ----------    ----------    ----------    ----------
  Core Income Before Taxes                                      358           446           522           483           527
  Income Taxes                                                  134           164           195           181           193
                                                         ----------    ----------    ----------    ----------    ----------
  CORE INCOME                                            $      224    $      282    $      327    $      302    $      334
                                                         ==========    ==========    ==========    ==========    ==========
  Average Assets (in billions of dollars)                $       65    $       67    $       68    $       68    $       69
                                                         ==========    ==========    ==========    ==========    ==========
  Return on Assets                                             1.40%         1.69%         1.91%         1.76%         1.96%
                                                         ==========    ==========    ==========    ==========    ==========

INTERNATIONAL

  TOTAL REVENUES, NET OF INTEREST EXPENSE                $      787    $      790    $      824    $      780    $      759
  Adjusted Operating Expenses                                   329           290           297           285           225
  Provision for Benefits, Claims, and Credit Losses             188           175           184           205           228
                                                         ----------    ----------    ----------    ----------    ----------
  Core Income Before Taxes                                      270           325           343           290           306
  Income Taxes                                                   97           116           121           104           104
                                                         ----------    ----------    ----------    ----------    ----------
  CORE INCOME                                            $      173    $      209    $      222    $      186    $      202
                                                         ==========    ==========    ==========    ==========    ==========
  Average Assets (in billions of dollars)                $       17    $       16    $       17    $       18    $       18
                                                         ==========    ==========    ==========    ==========    ==========
  Return on Assets                                             4.13%         5.24%         5.18%         4.10%         4.55%
                                                         ==========    ==========    ==========    ==========    ==========

                                                                                                      4Q 2002 VS.
                                                             2Q            3Q            4Q        4Q 2001 INCREASE/
                                                            2002          2002          2002          (DECREASE)
                                                         ----------    ----------    ----------    -----------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

  ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $    1,537    $    1,536    $    1,614           11%
  Adjusted Operating Expenses                                   475           474           505            7%
  Provision for Benefits, Claims and Credit Losses              525           499           551            9%
                                                         ----------    ----------    ----------
  Core Income Before Taxes                                      537           563           558           16%
  Income Taxes                                                  196           206           200           10%
                                                         ----------    ----------    ----------
  CORE INCOME                                            $      341    $      357    $      358           19%
                                                         ==========    ==========    ==========
  Average Assets (in billions of dollars)                $       70    $       71    $       75           10%
                                                         ==========    ==========    ==========
  Return on Assets                                             1.95%         1.99%         1.89%
                                                         ==========    ==========    ==========

INTERNATIONAL

  TOTAL REVENUES, NET OF INTEREST EXPENSE                $      869    $      903    $      897           15%
  Adjusted Operating Expenses                                   289           270           253          (11%)
  Provision for Benefits, Claims, and Credit Losses             238           330           360           76%
                                                         ----------    ----------    ----------
  Core Income Before Taxes                                      342           303           284           (2%)
  Income Taxes                                                  118           105            82          (21%)
                                                         ----------    ----------    ----------
  CORE INCOME                                            $      224    $      198    $      202            9%
                                                         ==========    ==========    ==========
  Average Assets (in billions of dollars)                $       20    $       20    $       20           11%
                                                         ==========    ==========    ==========
  Return on Assets                                             4.49%         3.93%         4.01%
                                                         ==========    ==========    ==========

                                                             YTD           YTD         YTD 4Q 2002 VS.
                                                             4Q            4Q       YTD 4Q 2001 INCREASE/
                                                            2001          2002           (DECREASE)
                                                         ----------    ----------   ---------------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

  ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $    5,687    $    6,226             9%
  Adjusted Operating Expenses                                 2,101         1,957            (7%)
  Provision for Benefits, Claims and Credit Losses            1,777         2,084            17%
                                                         ----------    ----------
  Core Income Before Taxes                                    1,809         2,185            21%
  Income Taxes                                                  674           795            18%
                                                         ----------    ----------
  CORE INCOME                                            $    1,135    $    1,390            22%
                                                         ==========    ==========
  Average Assets (in billions of dollars)                $       67    $       71             6%
                                                         ==========    ==========
  Return on Assets                                             1.69%         1.96%
                                                         ==========    ==========

INTERNATIONAL

  TOTAL REVENUES, NET OF INTEREST EXPENSE                $    3,181    $    3,428             8%
  Adjusted Operating Expenses                                 1,201         1,037           (14%)
  Provision for Benefits, Claims, and Credit Losses             752         1,156            54%
                                                         ----------    ----------
  Core Income Before Taxes                                    1,228         1,235             1%
  Income Taxes                                                  438           409            (7%)
                                                         ----------    ----------
  CORE INCOME                                            $      790    $      826             5%
                                                         ==========    ==========
  Average Assets (in billions of dollars)                $       17    $       20            18%
                                                         ==========    ==========
  Return on Assets                                             4.65%         4.13%
                                                         ==========    ==========

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
CONSUMER FINANCE
CITIFINANCIAL - SUPPLEMENTAL DATA(1)
(In millions of dollars)

                                                           1Q            2Q            3Q            4Q            1Q
                                                          2001          2001          2001          2001          2002
                                                       ----------    ----------    ----------    ----------    ----------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $    1,330    $    1,346    $    1,430    $    1,405    $    1,479
Adjusted Operating Expenses                                   569           502           492           443           475
Provision for Benefits, Claims and Credit Losses              408           412           431           495           500
                                                       ----------    ----------    ----------    ----------    ----------
Core Income Before Taxes                                      353           432           507           467           504
Income Taxes                                                  133           157           190           174           184
                                                       ----------    ----------    ----------    ----------    ----------
CORE INCOME                                            $      220    $      275    $      317    $      293    $      320
                                                       ==========    ==========    ==========    ==========    ==========
Average Assets (in billions of dollars)                $       64    $       66    $       67    $       67    $       68
                                                       ==========    ==========    ==========    ==========    ==========
Return on Assets                                             1.39%         1.67%         1.88%         1.73%         1.91%
                                                       ==========    ==========    ==========    ==========    ==========

KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
  Real estate secured loans - Other                    $     34.5    $     34.2    $     34.1    $     33.9    $     33.3
  Real estate secured loans - PFS Sourced                     5.4           6.1           6.8           7.5           8.2
  Personal loans                                              9.7           9.7           9.6           9.6           9.6
  Auto                                                        3.5           4.1           4.6           5.1           5.4
  Sales finance and other                                     2.6           2.4           2.6           2.6           2.7
                                                       ----------    ----------    ----------    ----------    ----------
    Total                                              $     55.7    $     56.5    $     57.7    $     58.7    $     59.2
                                                       ==========    ==========    ==========    ==========    ==========

Number of offices                                           2,430         2,336         2,320         2,221         2,199

Average yield                                               13.87%        13.65%        13.30%        12.95%        13.07%
Average net interest margin                                  7.76%         7.98%         8.09%         8.13%         8.41%
Net credit loss ratio                                        2.50%         2.46%         2.45%         3.06%         2.97%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                               $    1,580    $    1,751    $    1,898    $    1,991    $    1,969
  %                                                          2.82%         3.07%         3.25%         3.38%         3.30%

                                                                                                    4Q 2002 VS.
                                                           2Q            3Q            4Q        4Q 2001 INCREASE/
                                                          2002          2002          2002          (DECREASE)
                                                       ----------    ----------    ----------    -----------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $    1,476    $    1,473    $    1,552           10%
Adjusted Operating Expenses                                   447           445           477            8%
Provision for Benefits, Claims and Credit Losses              516           488           539            9%
                                                       ----------    ----------    ----------
Core Income Before Taxes                                      513           540           536           15%
Income Taxes                                                  187           197           192           10%
                                                       ----------    ----------    ----------
CORE INCOME                                            $      326    $      343    $      344           17%
                                                       ==========    ==========    ==========
Average Assets (in billions of dollars)                $       69    $       70    $       74           10%
                                                       ==========    ==========    ==========
Return on Assets                                             1.90%         1.94%         1.84%
                                                       ==========    ==========    ==========

KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
  Real estate secured loans - Other                    $     33.0    $     32.9    $     34.0            -
  Real estate secured loans - PFS Sourced                     9.1           9.5          10.2           36%
  Personal loans                                              9.5           9.8           9.7            1%
  Auto                                                        5.8           6.2           7.8           53%
  Sales finance and other                                     2.9           3.2           3.5           35%
                                                       ----------    ----------    ----------
    Total                                              $     60.3    $     61.6    $     65.2           11%
                                                       ==========    ==========    ==========

Number of offices                                           2,199         2,207         2,186           (2%)

Average yield                                               12.76%        12.47%        12.28%
Average net interest margin                                  8.22%         8.06%         8.12%
Net credit loss ratio                                        3.07%         2.73%         3.05%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                               $    1,816    $    1,765    $    1,778          (11%)
  %                                                          2.98%         2.83%         2.66%

                                                           YTD           YTD         YTD 4Q 2002 VS.
                                                           4Q            4Q       YTD 4Q 2001 INCREASE/
                                                          2001          2002           (DECREASE)
                                                       ----------    ----------   ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $    5,511    $    5,980            9%
Adjusted Operating Expenses                                 2,006         1,844           (8%)
Provision for Benefits, Claims and Credit Losses            1,746         2,043           17%
                                                       ----------    ----------
Core Income Before Taxes                                    1,759         2,093           19%
Income Taxes                                                  654           760           16%
                                                       ----------    ----------
CORE INCOME                                            $    1,105    $    1,333           21%
                                                       ==========    ==========
Average Assets (in billions of dollars)                $       66    $       70            6%
                                                       ==========    ==========
Return on Assets                                             1.67%         1.90%
                                                       ==========    ==========

KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
  Real estate secured loans - Other                    $     34.1    $     33.2           (3%)
  Real estate secured loans - PFS Sourced                     6.5           9.3           43%
  Personal loans                                              9.7           9.7            -
  Auto                                                        4.3           6.3           47%
  Sales finance and other                                     2.6           3.1           19%
                                                       ----------    ----------
    Total                                              $     57.2    $     61.6            8%
                                                       ==========    ==========

Number of offices

Average yield                                               13.43%        12.63%
Average net interest margin                                  7.99%         8.20%
Net credit loss ratio

LOANS 90+ DAYS PAST DUE:
  In millions of dollars
  %

(1) CitiFinancial is included within the North American Region of Consumer Finance and excludes Mexico and Puerto Rico.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
RETAIL BANKING
(In millions of dollars)

                                                           1Q            2Q            3Q            4Q            1Q
                                                          2001          2001          2001          2001          2002
                                                       ----------    ----------    ----------    ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $    2,505    $    2,571    $    3,042    $    3,163    $    3,339
Adjusted Operating Expenses                                 1,404         1,412         1,612         1,744         1,786
Provision for Benefits, Claims and Credit Losses              237           230           291           303           435
                                                       ----------    ----------    ----------    ----------    ----------

Core Income Before Taxes and Minority Interest                864           929         1,139         1,116         1,118

Income Taxes                                                  306           336           402           386           387
Minority Interest, net of tax                                   5             7             6             9            10
                                                       ----------    ----------    ----------    ----------    ----------

CORE INCOME                                            $      553    $      586    $      731    $      721    $      721
                                                       ==========    ==========    ==========    ==========    ==========

Average Assets (in billions of dollars)                $      119    $      119    $      152    $      167    $      173
                                                       ==========    ==========    ==========    ==========    ==========

Return on Assets                                             1.88%         1.98%         1.91%         1.71%         1.69%
                                                       ==========    ==========    ==========    ==========    ==========

KEY INDICATORS (IN BILLIONS OF DOLLARS):

AVERAGE CUSTOMER DEPOSITS:
North America (excluding Mexico)                       $     50.2    $     51.1    $     59.0    $     61.0    $     62.6
Mexico                                                        2.7           2.7          21.7          24.4          26.7
Western Europe                                               12.7          12.8          13.4          13.5          12.4
Japan                                                        14.3          14.7          15.4          15.3          15.8
Asia (excluding Japan)                                       36.1          35.5          35.3          34.9          35.0
Latin America                                                10.0           9.6           9.2           8.9           8.3
CEEMEA                                                        5.6           5.8           6.0           6.1           6.1
                                                       ----------    ----------    ----------    ----------    ----------

  Total                                                $    131.6    $    132.2    $    160.0    $    164.1    $    166.9
                                                       ==========    ==========    ==========    ==========    ==========

AVERAGE LOANS BY TYPE:
Mortgages                                                    46.9          47.3          51.0          52.6          52.9
Student Loans                                                16.8          17.2          17.7          18.4          19.2
Auto                                                          5.1           4.9           5.5           4.7           4.6
Personal                                                     15.2          14.8          15.6          15.6          15.2
Commercial / Other                                            7.7           7.6          11.8          13.2          13.7
                                                       ----------    ----------    ----------    ----------    ----------
  Total(1)                                             $     91.7    $     91.8    $    101.6    $    104.5    $    105.6
                                                       ==========    ==========    ==========    ==========    ==========

AVERAGE LOANS:
   North America                                       $     53.8    $     54.7    $     63.8    $     66.8    $     68.9
   International                                             37.9          37.1          37.8          37.7          36.7
                                                       ----------    ----------    ----------    ----------    ----------
  Total(1)                                             $     91.7    $     91.8    $    101.6    $    104.5    $    105.6
                                                       ==========    ==========    ==========    ==========    ==========

EOP ACCOUNTS (IN MILLIONS):
   North America                                             11.8          11.9          22.3          21.8          21.9
   International                                             18.3          18.5          18.8          18.9          19.0
                                                       ----------    ----------    ----------    ----------    ----------
  Total                                                      30.1          30.4          41.1          40.7          40.9
                                                       ==========    ==========    ==========    ==========    ==========

OTHER KEY INDICATORS
  TOTAL RETAIL BANKING:
     Net Credit Loss Ratio                                   0.55%         0.53%         0.72%         0.78%         0.78%
     Loans 90+ Days Past Due
       In millions of dollars                          $    2,270    $    2,475    $    3,316    $    3,437    $    3,481
       %                                                     2.48%         2.71%         3.19%         3.30%         3.34%
     Total ATMs                                             4,573         4,607         8,918         8,970         9,055

  MUTUAL FUND / UIT SALES AT NAV (IN MILLIONS OF
   DOLLARS)(2):
     Citibanking North America                         $    1,706    $    1,244    $      916    $      856    $      841
     Primerica Financial Services                      $      994    $      868    $      777    $      770    $      937

  VARIABLE ANNUITY NET WRITTEN PREMIUMS & DEPOSITS
   (IN MILLIONS OF DOLLARS):
     Citibanking North America                         $      304    $      302    $      316    $      372    $      367
     Primerica Financial Services                      $      248    $      237    $      222    $      217    $      225

  CONSUMER ASSETS:
     Loans Serviced for Others                         $     64.2    $     66.0    $     69.6    $     70.1    $     68.7
     Mortgage Originations                             $      5.9    $      8.8    $      8.1    $      9.5    $     10.7
     Student Loan Originations                         $      1.5    $      0.5    $      1.2    $      1.2    $      1.5

  PRIMERICA FINANCIAL SERVICES:
     Agents Licensed for Life Insurance                    88,907        93,998        93,156        95,679        98,272
     Life Insurance in Force (in billions of
      dollars)                                         $    415.4    $    422.9    $    427.7    $    434.8    $    441.3
     Loan Volumes (in millions of dollars)(2)          $    694.5    $  1,091.9    $  1,006.1    $  1,077.3    $  1,253.8

                                                                                                    4Q 2002 VS.
                                                           2Q            3Q            4Q        4Q 2001 INCREASE/
                                                          2002          2002          2002          (DECREASE)
                                                       ----------    ----------    ----------    -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $    3,212    $    3,317    $    3,467           10%
Adjusted Operating Expenses                                 1,774         1,720         1,864            7%
Provision for Benefits, Claims and Credit Losses              295           260           245          (19%)
                                                       ----------    ----------    ----------

Core Income Before Taxes and Minority Interest              1,143         1,337         1,358           22%

Income Taxes                                                  391           462           445           15%
Minority Interest, net of tax                                   9             8            13           44%
                                                       ----------    ----------    ----------

CORE INCOME                                            $      743    $      867    $      900           25%
                                                       ==========    ==========    ==========

Average Assets (in billions of dollars)                $      171    $      166    $      193           16%
                                                       ==========    ==========    ==========

Return on Assets                                             1.74%         2.07%         1.85%
                                                       ==========    ==========    ==========

KEY INDICATORS (IN BILLIONS OF DOLLARS):

AVERAGE CUSTOMER DEPOSITS:
North America (excluding Mexico)                       $     62.9    $     62.4    $     77.6           27%
Mexico                                                       24.7          24.1          23.5           (4%)
Western Europe                                               12.9          13.0          13.2           (2%)
Japan                                                        17.2          18.4          18.7           22%
Asia (excluding Japan)                                       35.8          34.6          34.0           (3%)
Latin America                                                 7.4           6.7           7.0          (21%)
CEEMEA                                                        6.3           6.6           6.7           10%
                                                       ----------    ----------    ----------

  Total                                                $    167.2    $    165.8    $    180.7           10%
                                                       ==========    ==========    ==========

AVERAGE LOANS BY TYPE:
Mortgages                                                    54.0          55.1          71.5           36%
Student Loans                                                19.3          20.1          22.6           23%
Auto                                                          4.5           4.4           4.1          (13%)
Personal                                                     16.3          17.0          17.7           13%
Commercial / Other                                           12.8          11.5          15.5           17%
                                                       ----------    ----------    ----------
  Total(1)                                             $    106.9    $    108.1    $    131.4           26%
                                                       ==========    ==========    ==========

AVERAGE LOANS:
   North America                                       $     68.8    $     69.8    $     94.8           42%
   International                                             38.1          38.3          36.6           (3%)
                                                       ----------    ----------    ----------
  Total(1)                                             $    106.9    $    108.1    $    131.4           26%
                                                       ==========    ==========    ==========

EOP ACCOUNTS (IN MILLIONS):
   North America                                             22.5          22.4          26.5           22%
   International                                             19.3          18.6          18.2           (4%)
                                                       ----------    ----------    ----------
  Total                                                      41.8          41.0          44.7           10%
                                                       ==========    ==========    ==========

OTHER KEY INDICATORS
  TOTAL RETAIL BANKING:
     Net Credit Loss Ratio                                   0.80%         0.68%         0.46%
     Loans 90+ Days Past Due
       In millions of dollars                          $    3,561    $    3,490    $    4,238           23%
       %                                                     3.31%         3.24%         2.90%
     Total ATMs                                             9,167         9,261         9,812            9%

  MUTUAL FUND / UIT SALES AT NAV (IN MILLIONS OF
   DOLLARS)(2):
     Citibanking North America                         $      866    $      783    $      735          (14%)
     Primerica Financial Services                      $      964    $      718    $      687          (11%)

  VARIABLE ANNUITY NET WRITTEN PREMIUMS & DEPOSITS
   (IN MILLIONS OF DOLLARS):
     Citibanking North America                         $      327    $      375    $      329          (12%)
     Primerica Financial Services                      $      250    $      184    $      156          (28%)

  CONSUMER ASSETS:
     Loans Serviced for Others                         $     72.4    $     76.2    $    130.9           87%
     Mortgage Originations                             $     11.8    $     12.7    $     20.0           NM
     Student Loan Originations                         $      0.7    $      2.2    $      1.6           33%

  PRIMERICA FINANCIAL SERVICES:
     Agents Licensed for Life Insurance                   101,358       105,567       107,378           12%
     Life Insurance in Force (in billions of
      dollars)                                         $    452.6    $    459.1    $    466.8            7%
     Loan Volumes (in millions of dollars)(2)          $  1,139.8    $  1,105.4    $  1,237.4           15%

                                                           YTD           YTD          YTD 4Q 2002 VS.
                                                           4Q            4Q        YTD 4Q 2001 INCREASE/
                                                          2001          2002            (DECREASE)
                                                       ----------    ----------    ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $   11,281    $   13,335             18%
Adjusted Operating Expenses                                 6,172         7,144             16%
Provision for Benefits, Claims and Credit Losses            1,061         1,235             16%
                                                       ----------    ----------

Core Income Before Taxes and Minority Interest              4,048         4,956             22%

Income Taxes                                                1,430         1,685             18%
Minority Interest, net of tax                                  27            40             48%
                                                       ----------    ----------

CORE INCOME                                            $    2,591    $    3,231             25%
                                                       ==========    ==========

Average Assets (in billions of dollars)                $      139    $      176             27%
                                                       ==========    ==========

Return on Assets                                             1.86%         1.84%
                                                       ==========    ==========

KEY INDICATORS (IN BILLIONS OF DOLLARS):

AVERAGE CUSTOMER DEPOSITS:
North America (excluding Mexico)                       $     55.3    $     66.4             20%
Mexico                                                       12.9          24.8             92%
Western Europe                                               13.1          12.9             (2%)
Japan                                                        14.9          17.5             17%
Asia (excluding Japan)                                       35.5          34.9             (2%)
Latin America                                                 9.4           7.4            (21%)
CEEMEA                                                        5.9           6.3              7%
                                                       ----------    ----------

  Total                                                $    147.0    $    170.2             16%
                                                       ==========    ==========

AVERAGE LOANS BY TYPE:
Mortgages                                              $     49.5    $     58.4             18%
Student Loans                                                17.5          20.3             16%
Auto                                                          5.1           4.4            (14%)
Personal                                                     15.3          16.6              8%
Commercial / Other                                           10.0          13.3             33%
                                                       ----------    ----------
  Total(1)                                             $     97.4    $    113.0             16%
                                                       ==========    ==========

AVERAGE LOANS:
   North America                                       $     59.8    $     75.6             26%
   International                                             37.6          37.4             (1%)
                                                       ----------    ----------
  Total(1)                                             $     97.4    $    113.0             16%
                                                       ==========    ==========

EOP ACCOUNTS (IN MILLIONS):
   North America
   International

  Total

OTHER KEY INDICATORS
  TOTAL RETAIL BANKING:
     Net Credit Loss Ratio
     Loans 90+ Days Past Due
       In millions of dollars
       %
     Total ATMs

  MUTUAL FUND / UIT SALES AT NAV (IN MILLIONS OF
   DOLLARS)(2):
     Citibanking North America
     Primerica Financial Services

  VARIABLE ANNUITY NET WRITTEN PREMIUMS & DEPOSITS
   (IN MILLIONS OF DOLLARS):
     Citibanking North America
     Primerica Financial Services

  CONSUMER ASSETS:
     Loans Serviced for Others
     Mortgage Originations
     Student Loan Originations

  PRIMERICA FINANCIAL SERVICES:
     Agents Licensed for Life Insurance
     Life Insurance in Force (in billions of
      dollars)
     Loan Volumes (in millions of dollars)(2)

(1) Includes loans held for sale.

(2) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER                                                 [CITIGROUP LOGO]
RETAIL BANKING
GEOGRAPHIC AND BUSINESS DISTRIBUTION

(In millions of dollars)

                                                           1Q            2Q            3Q          4QQ           1Q
                                                          2001          2001          2001         2001         2002
                                                       ----------    ----------    ----------   ----------   ----------
REVENUES:

NORTH AMERICA:

  Citibanking North America                            $      651    $      695    $      760   $      766   $      801
  Consumer Assets                                             239           265           257          261          299
  Primerica Financial Services                                490           497           493          499          512
  Mexico                                                       24            28           399          554          565
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL NORTH AMERICA RETAIL BANKING                   $    1,404    $    1,485    $    1,909   $    2,080   $    2,177
                                                       ----------    ----------    ----------   ----------   ----------

INTERNATIONAL:

  Western Europe                                       $      390    $      373    $      398   $      406   $      415
  Japan                                                       106           109           114          106          104
  Asia (excluding Japan)                                      319           319           323          336          327
  Latin America                                               205           200           210          148          224
  CEEMEA                                                       81            85            88           87           92
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL INTERNATIONAL RETAIL BANKING                        1,101         1,086         1,133        1,083        1,162
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL RETAIL BANKING                                 $    2,505    $    2,571    $    3,042   $    3,163   $    3,339
                                                       ==========    ==========    ==========   ==========   ==========

CORE INCOME:

NORTH AMERICA:

  Citibanking North America                            $      142    $      144    $      159   $      181   $      187
  Consumer Assets                                              75            86            90           92           93
  Primerica Financial Services                                125           128           125          134          128
  Mexico                                                      (19)          (22)           85           53           90
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL NORTH AMERICA RETAIL BANKING                   $      323    $      336    $      459   $      460   $      498
                                                       ----------    ----------    ----------   ----------   ----------

INTERNATIONAL:

  Western Europe                                       $       70    $       69    $       78   $       88   $       93
  Japan                                                        31            34            38           35           33
  Asia (excluding Japan)                                       99           104           105          112          104
  Latin America                                                22            30            35            9          (19)
  CEEMEA                                                        8            13            16           17           12
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL INTERNATIONAL RETAIL BANKING                          230           250           272          261          223
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL RETAIL BANKING                                 $      553    $      586    $      731   $      721   $      721
                                                       ==========    ==========    ==========   ==========   ==========

BRANCHES:

NORTH AMERICA:

  Citibanking North America                                   381           380           459          460          461
  Mexico                                                      196           196         1,560        1,485        1,489
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL NORTH AMERICA RETAIL BANKING                          577           576         2,019        1,945        1,950
                                                       ----------    ----------    ----------   ----------   ----------

INTERNATIONAL:

  Western Europe                                              432           434           436          436          429
  Japan                                                        22            22            22           22           20
  Asia (excluding Japan)                                       75            75            75           77           78
  Latin America                                               197           199           196          196          195
  CEEMEA                                                      171           176           178          182          187
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL INTERNATIONAL RETAIL BANKING                          897           906           907          913          909
                                                       ----------    ----------    ----------   ----------   ----------

  TOTAL RETAIL BANKING                                      1,474         1,482         2,926        2,858        2,859
                                                       ==========    ==========    ==========   ==========   ==========

                                                                                                    4Q 2002 VS.
                                                           2Q            3Q            4Q        4Q 2001 INCREASE/
                                                          2002          2002          2002          (DECREASE)
                                                       ----------    ----------    ----------    -----------------
REVENUES:

NORTH AMERICA:

  Citibanking North America                            $      810    $      791    $      942           23%
  Consumer Assets                                             311           309           373           43%
  Primerica Financial Services                                522           505           516            3%
  Mexico                                                      577           530           454          (18%)
                                                       ----------    ----------    ----------

  TOTAL NORTH AMERICA RETAIL BANKING                   $    2,220    $    2,135    $    2,285           10%
                                                       ----------    ----------    ----------

INTERNATIONAL:

  Western Europe                                       $      457    $      483    $      521           28%
  Japan                                                       113           170           115            8%
  Asia (excluding Japan)                                      327           361           347            3%
  Latin America                                                (5)           61            94          (36%)
  CEEMEA                                                      100           107           105           21%
                                                       ----------    ----------    ----------

  TOTAL INTERNATIONAL RETAIL BANKING                          992         1,182         1,182            9%
                                                       ----------    ----------    ----------

  TOTAL RETAIL BANKING                                 $    3,212    $    3,317    $    3,467           10%
                                                       ==========    ==========    ==========

CORE INCOME:

NORTH AMERICA:

  Citibanking North America                            $      196    $      202    $      209           15%
  Consumer Assets                                             106           112           136           48%
  Primerica Financial Services                                137           131           138            3%
  Mexico                                                      100           130           138           NM
                                                       ----------    ----------    ----------

  TOTAL NORTH AMERICA RETAIL BANKING                   $      539    $      575    $      621           35%
                                                       ----------    ----------    ----------

INTERNATIONAL:

  Western Europe                                       $      106    $      109    $      114           30%
  Japan                                                        37            73            41           17%
  Asia (excluding Japan)                                      108           128           115            3%
  Latin America                                               (60)          (38)           (4)          NM
  CEEMEA                                                       13            20            13          (24%)
                                                       ----------    ----------    ----------

  TOTAL INTERNATIONAL RETAIL BANKING                          204           292           279            7%
                                                       ----------    ----------    ----------

  TOTAL RETAIL BANKING                                 $      743    $      867    $      900           25%
                                                       ==========    ==========    ==========

BRANCHES:

NORTH AMERICA:

  Citibanking North America                                   459           458           812           77%
  Mexico                                                    1,429         1,423         1,422           (4%)
                                                       ----------    ----------    ----------

  TOTAL NORTH AMERICA RETAIL BANKING                        1,888         1,881         2,234           15%
                                                       ----------    ----------    ----------

INTERNATIONAL:

  Western Europe                                              430           428           429           (2%)
  Japan                                                        20            20            23            5%
  Asia (excluding Japan)                                       78            82            83            8%
  Latin America                                               195           169           164          (16%)
  CEEMEA                                                      185           191           192            5%
                                                       ----------    ----------    ----------

  TOTAL INTERNATIONAL RETAIL BANKING                          908           890           891           (2%)
                                                       ----------    ----------    ----------

  TOTAL RETAIL BANKING                                      2,796         2,771         3,125            9%
                                                       ==========    ==========    ==========

                                                           YTD          YTD          YTD 4Q 2002 VS.
                                                           4Q           4Q        YTD 4Q 2001 INCREASE/
                                                          2001         2002            (DECREASE)
                                                       ----------   ----------    ---------------------
REVENUES:

NORTH AMERICA:

  Citibanking North America                            $    2,872   $    3,344              16%
  Consumer Assets                                           1,022        1,292              26%
  Primerica Financial Services                              1,979        2,055               4%
  Mexico                                                    1,005        2,126              NM
                                                       ----------   ----------

  TOTAL NORTH AMERICA RETAIL BANKING                   $    6,878   $    8,817              28%
                                                       ----------   ----------

INTERNATIONAL:

  Western Europe                                       $    1,567   $    1,876              20%
  Japan                                                       435          502              15%
  Asia (excluding Japan)                                    1,297        1,362               5%
  Latin America                                               763          374             (51%)
  CEEMEA                                                      341          404              18%
                                                       ----------   ----------

  TOTAL INTERNATIONAL RETAIL BANKING                        4,403        4,518               3%
                                                       ----------   ----------

  TOTAL RETAIL BANKING                                 $   11,281   $   13,335              18%
                                                       ==========   ==========

CORE INCOME:

NORTH AMERICA:

  Citibanking North America                            $      626   $      794              27%
  Consumer Assets                                             343          447              30%
  Primerica Financial Services                                512          534               4%
  Mexico                                                       97          458              NM
                                                       ----------   ----------

  TOTAL NORTH AMERICA RETAIL BANKING                   $    1,578   $    2,233              42%
                                                       ----------   ----------

INTERNATIONAL:

  Western Europe                                       $      305   $      422              38%
  Japan                                                       138          184              33%
  Asia (excluding Japan)                                      420          455               8%
  Latin America                                                96         (121)             NM
  CEEMEA                                                       54           58               7%
                                                       ----------   ----------

  TOTAL INTERNATIONAL RETAIL BANKING                        1,013          998              (1%)
                                                       ----------   ----------

  TOTAL RETAIL BANKING                                 $    2,591   $    3,231              25%
                                                       ==========   ==========

BRANCHES:

NORTH AMERICA:

  Citibanking North America
  Mexico

  TOTAL NORTH AMERICA RETAIL BANKING

INTERNATIONAL:

  Western Europe
  Japan
  Asia (excluding Japan)
  Latin America
  CEEMEA

  TOTAL INTERNATIONAL RETAIL BANKING

  TOTAL RETAIL BANKING

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                           1Q            2Q            3Q            4Q            1Q
                                                          2001          2001          2001          2001          2002
                                                       ----------    ----------    ----------    ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $    5,172    $    4,153    $    3,868    $    4,299    $    4,631
Adjusted Operating Expenses                                 2,984         2,227         2,089         2,441         2,435
Provision for Credit Losses                                   270           286           212           671           611
                                                       ----------    ----------    ----------    ----------    ----------

Core Income Before Taxes                                    1,918         1,640         1,567         1,187         1,585
Income Taxes and Minority Interest, Net of Tax                717           607           561           419           556
                                                       ----------    ----------    ----------    ----------    ----------

CORE INCOME                                            $    1,201    $    1,033    $    1,006    $      768    $    1,029
                                                       ==========    ==========    ==========    ==========    ==========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
    Global Volume(1)                                   $  130,988    $  119,316    $   95,641    $  150,746    $  137,113
    Global Market Share                                      12.2%         11.0%         10.8%         14.2%         11.8%
    Rank                                                        2             2             2             1             1

    U.S. Volume(2)                                     $  100,395    $   95,417    $   80,124    $  127,988    $  114,055
    U.S. Market Share                                        14.2%         12.6%         11.8%         16.6%         13.7%
    Rank                                                        2             2             2             1             1

                                                                                                    4Q 2002 VS.
                                                           2Q            3Q            4Q        4Q 2001 INCREASE/
                                                          2002          2002          2002          (DECREASE)
                                                       ----------    ----------    ----------    -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $    4,509    $    4,013    $    3,745          (13%)
Adjusted Operating Expenses                                 2,400         1,874         1,654          (32%)
Provision for Credit Losses                                   455           710           829           24%
                                                       ----------    ----------    ----------

Core Income Before Taxes                                    1,654         1,429         1,262            6%
Income Taxes and Minority Interest, Net of Tax                584           505           423            1%
                                                       ----------    ----------    ----------

CORE INCOME                                            $    1,070    $      924    $      839            9%
                                                       ==========    ==========    ==========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
    Global Volume(1)                                   $  109,786    $   85,603    $   82,423          (45%)
    Global Market Share                                      10.3%         10.3%          9.8%
    Rank                                                        1             1             1

    U.S. Volume(2)                                     $   84,366    $   72,578    $   65,300          (49%)
    U.S. Market Share                                        11.5%         11.6%         10.8%
    Rank                                                        1             1             1

                                                           YTD           YTD         YTD 4Q 2002 VS.
                                                           4Q            4Q       YTD 4Q 2001 INCREASE/
                                                          2001          2002          (DECREASE)
                                                       ----------    ----------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $   17,492    $   16,898           (3%)
Adjusted Operating Expenses                                 9,741         8,363          (14%)
Provision for Credit Losses                                 1,439         2,605           81%
                                                       ----------    ----------

Core Income Before Taxes                                    6,312         5,930           (6%)
Income Taxes and Minority Interest, Net of Tax              2,304         2,068          (10%)
                                                       ----------    ----------

CORE INCOME                                            $    4,008    $    3,862           (4%)
                                                       ==========    ==========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
    Global Volume (1)                                  $  496,691    $  414,925          (16%)
    Global Market Share                                      12.1%         10.6%
    Rank                                                        1             1

    U.S. Volume (2)                                    $  403,924    $  336,299          (17%)
    U.S. Market Share                                        13.9%         12.1%
    Rank                                                        1             1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

NM  Not Meaningful
Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
TRANSACTION SERVICES
(In millions of dollars)

                                                           1Q           2Q           3Q           4Q           1Q
                                                          2001         2001         2001         2001         2002
                                                       ----------   ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $      902   $      891   $      856   $      867   $      835
Adjusted Operating Expenses                                   749          698          697          684          642
Provision for Credit Losses                                     7            3            2            9           69
                                                       ----------   ----------   ----------   ----------   ----------

Core Income Before Taxes                                      146          190          157          174          124
Income Taxes and Minority Interest, Net of Tax                 55           74           57           61           42
                                                       ----------   ----------   ----------   ----------   ----------

CORE INCOME                                            $       91   $      116   $      100   $      113   $       82
                                                       ==========   ==========   ==========   ==========   ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)               $       74   $       75   $       79   $       80   $       82

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)                $      4.2   $      4.5   $      4.6   $      4.8   $      5.2

                                                                                                 4Q 2002 VS.
                                                           2Q           3Q           4Q       4Q 2001 INCREASE/
                                                          2002         2002         2002         (DECREASE)
                                                       ----------   ----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $      939   $      891   $      872              1%
Adjusted Operating Expenses                                   626          625          662             (3%)
Provision for Credit Losses                                     3           88           49             NM
                                                       ----------   ----------   ----------

Core Income Before Taxes                                      310          178          161             (7%)
Income Taxes and Minority Interest, Net of Tax                106           57           46            (25%)
                                                       ----------   ----------   ----------

CORE INCOME                                            $      204   $      121   $      115              2%
                                                       ==========   ==========   ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)               $       84   $       85   $       85              6%

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)                $      5.4   $      5.3   $      5.1              6%

                                                           YTD          YTD         YTD 4Q 2002 VS.
                                                           4Q           4Q       YTD 4Q 2001 INCREASE/
                                                          2001         2002           (DECREASE)
                                                       ----------   ----------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $    3,516   $    3,537             1%
Adjusted Operating Expenses                                 2,828        2,555           (10%)
Provision for Credit Losses                                    21          209            NM
                                                       ----------   ----------

Core Income Before Taxes                                      667          773            16%
Income Taxes and Minority Interest, Net of Tax                247          251             2%
                                                       ----------   ----------

CORE INCOME                                            $      420   $      522            24%
                                                       ==========   ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)

NM  Not meaningful

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES                                         [CITIGROUP LOGO]
(In millions of dollars)

                                                      1Q         2Q          3Q         4Q         1Q         2Q         3Q
                                                     2001       2001        2001       2001       2002       2002       2002
                                                   --------   --------    --------   --------   --------   --------   --------
TOTAL REVENUES, NET OF INTEREST EXPENSE            $  1,549   $  1,508    $  1,450   $  1,433   $  1,477   $  1,523   $  1,399
Adjusted Operating Expenses                           1,235      1,179       1,157      1,130      1,165      1,198      1,133
Provision for Credit Losses                               -         (1)          3          2          -          2          -
                                                   --------   --------    --------   --------   --------   --------   --------
Core Income Before Taxes                                314        330         290        301        312        323        266
Income Taxes                                            118        124         108        112        115        119         98
                                                   --------   --------    --------   --------   --------   --------   --------
CORE INCOME                                        $    196   $    206    $    182   $    189   $    197   $    204   $    168
                                                   ========   ========    ========   ========   ========   ========   ========

PRIVATE CLIENT
Financial Consultants                                12,675     12,802      12,963     12,927     12,767     12,808     12,744
Annualized Revenue per FC (000)                    $    501   $    473    $    450   $    440   $    473   $    473   $    435
Branch offices                                          530        530         538        536        536        538        538

SMITH BARNEY

CLIENT ASSETS (IN BILLIONS OF DOLLARS)

ASSETS UNDER FEE-BASED MANAGEMENT
Consulting Group and Internally Managed Accounts   $  134.4   $  149.3    $  134.9   $  150.2   $  154.3   $  137.4   $  118.2
Financial Consultant Managed Accounts                  51.9       57.0        49.4       54.9       55.2       49.5       44.3
                                                   --------   --------    --------   --------   --------   --------   --------
  TOTAL(1)                                         $  186.3   $  206.3    $  184.3   $  205.1   $  209.5   $  186.9   $  162.5
                                                   ========   ========    ========   ========   ========   ========   ========

Total Client Assets                                $    911   $    981    $    905   $    977   $    994   $    939   $    860
U.S. Bank Deposit Program                          $   17.7   $   25.4    $   30.9   $   35.6   $   37.5   $   37.2   $   40.0

                                                                 4Q 2002 VS.       YTD        YTD         YTD 4Q 2002 VS.
                                                      4Q      4Q 2001 INCREASE/     4Q         4Q      YTD 4Q 2001 INCREASE/
                                                     2002        (DECREASE)        2001       2002          (DECREASE)
                                                   --------   -----------------  --------   --------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE            $  1,318          (8%)        $  5,940   $  5,717           (4%)
Adjusted Operating Expenses                           1,059          (6%)           4,701      4,555           (3%)
Provision for Credit Losses                               4         100%                4          6           50%
                                                   --------                      --------   --------
Core Income Before Taxes                                255         (15%)           1,235      1,156           (6%)
Income Taxes                                            102          (9%)             462        434           (6%)
                                                   --------                      --------   --------
CORE INCOME                                        $    153         (19%)        $    773   $    722           (7%)
                                                   ========                      ========   ========

PRIVATE CLIENT
Financial Consultants                                12,690          (2%)
Annualized Revenue per FC (000)                    $    411          (7%)
Branch offices                                          536           -

SMITH BARNEY

CLIENT ASSETS (IN BILLIONS OF DOLLARS)

ASSETS UNDER FEE-BASED MANAGEMENT
Consulting Group and Internally Managed Accounts   $  127.2         (15%)
Financial Consultant Managed Accounts                  52.2          (5%)
                                                   --------
  TOTAL(1)                                         $  179.4         (13%)
                                                   ========

Total Client Assets                                $    897          (8%)
U.S. Bank Deposit Program                          $   41.1          15%

(1)  Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK AND                        [CITIGROUP LOGO]
PRIVATE CLIENT SERVICES
INCOME STATEMENT
(In millions of dollars)

                                                              1Q         2Q        3Q         4Q         1Q        2Q        3Q
                                                             2001       2001      2001       2001       2002      2002      2002
                                                            -------    -------   -------    -------    -------   -------   -------
REVENUES:
  Commissions and Fees                                      $ 1,402    $ 1,320   $ 1,218    $ 1,260    $ 1,363   $ 1,394   $ 1,358
  Asset Management and Administration Fees                      704        682       695        636        675       699       622
  Investment Banking                                          1,239      1,138       929      1,210      1,043     1,117       899
  Principal Transactions                                      2,077      1,268       812        684      1,360     1,134     1,046
  Other Income                                                  290        139       445        138         (8)      141       254
                                                            -------    -------   -------    -------    -------   -------   -------
   Total Non-Interest Revenues                                5,712      4,547     4,099      3,928      4,433     4,485     4,179
   Net Interest and Dividends                                 1,846      1,987     2,015      2,612      2,411     2,382     2,066
                                                            -------    -------   -------    -------    -------   -------   -------
    Total Revenues, Net of Interest Expense                   7,558      6,534     6,114      6,540      6,844     6,867     6,245
                                                            -------    -------   -------    -------    -------   -------   -------
Non-Interest Expenses:
  Compensation and Benefits                                   3,333      2,748     2,518      2,754      3,014     2,869     2,290
  Other Operating and Administrative Expenses                 1,630      1,339     1,350      1,419      1,180     1,319     1,303
                                                            -------    -------   -------    -------    -------   -------   -------
    Total Non-Interest Expenses                               4,963      4,087     3,868      4,173      4,194     4,188     3,593
                                                            -------    -------   -------    -------    -------   -------   -------
Provision for Credit Losses                                     277        288       217        682        680       460       798
                                                            -------    -------   -------    -------    -------   -------   -------
Core Income (Loss) Before Taxes and Minority Interest         2,318      2,159     2,029      1,685      1,970     2,219     1,854
Income Taxes (Benefits) and Minority Interest, Net of Tax       842        769       734        591        684       774       651
                                                            -------    -------   -------    -------    -------   -------   -------
  CORE INCOME (LOSS)                                        $ 1,476    $ 1,390   $ 1,295    $ 1,094    $ 1,286   $ 1,445   $ 1,203
                                                            =======    =======   =======    =======    =======   =======   =======

Pre-tax Profit Margin                                          30.7%      33.0%     33.2%      25.8%      28.8%     32.3%     29.7%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                21.6%      20.5%     22.1%      21.7%      17.2%     19.2%     20.9%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                                44.1%      42.1%     41.2%      42.1%      44.0%     41.8%     36.7%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues(1)                                    45.8%      44.0%     42.7%      47.0%      48.9%     44.8%     42.0%

                                                                          4Q 2002 VS.       YTD       YTD         YTD 4Q 2002 VS.
                                                              4Q       4Q 2001 INCREASE/     4Q        4Q      YTD 4Q 2001 INCREASE/
                                                             2002         (DECREASE)        2001      2002          (DECREASE)
                                                            -------    -----------------   -------   -------   ---------------------
REVENUES:
  Commissions and Fees                                      $ 1,348            7%          $ 5,200   $ 5,463             5%
  Asset Management and Administration Fees                      553          (13%)           2,717     2,549            (6%)
  Investment Banking                                            955          (21%)           4,516     4,014           (11%)
  Principal Transactions                                        583          (15%)           4,841     4,123           (15%)
  Other Income                                                  304           NM             1,012       691           (32%)
                                                            -------                        -------   -------
   Total Non-Interest Revenues                                3,743           (5%)          18,286    16,840            (8%)
   Net Interest and Dividends                                 2,236          (14%)           8,460     9,095             8%
                                                            -------                        -------   -------
    Total Revenues, Net of Interest Expense                   5,979           (9%)          26,746    25,935            (3%)
                                                            -------                        -------   -------
Non-Interest Expenses:
  Compensation and Benefits                                   1,919          (30%)          11,353    10,092           (11%)
  Other Operating and Administrative Expenses                 3,418           NM             5,738     7,220            26%
                                                            -------                        -------   -------
    Total Non-Interest Expenses                               5,337           28%           17,091    17,312             1%
                                                            -------                        -------   -------
Provision for Credit Losses                                     882           29%            1,464     2,820            93%
                                                            -------                        -------   -------
Core Income (Loss) Before Taxes and Minority Interest          (240)          NM             8,191     5,803           (29%)
Income Taxes (Benefits) and Minority Interest, Net of Tax       (49)          NM             2,936     2,060           (30%)
                                                            -------                        -------   -------
  CORE INCOME (LOSS)                                        $  (191)          NM           $ 5,255   $ 3,743           (29%)
                                                            =======                        =======   =======

Pre-tax Profit Margin                                          (4.0%)                         30.6%     22.4%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                57.2%                          21.5%     27.8%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                                32.1%                          42.4%     38.9%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues(1)                                    37.6%                          44.9%     43.7%

(1) Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK AND                        [CITIGROUP LOGO]
PRIVATE CLIENT SERVICES
REVENUE DETAILS
(In millions of dollars)

                                                      1Q        2Q        3Q        4Q        1Q        2Q        3Q         4Q
                                                     2001      2001      2001      2001      2002      2002      2002       2002
                                                   -------   -------   -------   -------   -------   -------   -------    -------
INVESTMENT BANKING REVENUE:

  Debt Underwriting                                $   433   $   409   $   329   $   355   $   349   $   359   $   270    $   296

  Equity Underwriting                                  224       247       193       232       342       308       195        177

  Advisory and Other Fees                              582       482       407       623       352       450       434        482
                                                   -------   -------   -------   -------   -------   -------   -------    -------
   Total Investment Banking Revenues               $ 1,239   $ 1,138   $   929   $ 1,210   $ 1,043   $ 1,117   $   899    $   955
                                                   =======   =======   =======   =======   =======   =======   =======    =======

TRADING RELATED REVENUE BY PRODUCT
       Fixed Income                                $ 1,299   $   969   $   800   $ 1,016   $ 1,398   $ 1,157   $ 1,089    $   921
       Equities                                        472       214       101        95       147       180        (6)       (19)
       Foreign Exchange                                365       399       295       458       467       536       398        382
       All Other                                        64        47        38        48        77        53        75         29
                                                   -------   -------   -------   -------   -------   -------   -------    -------
     Total Trading Related Revenue                 $ 2,200   $ 1,629   $ 1,234   $ 1,617   $ 2,089   $ 1,926   $ 1,556    $ 1,313
                                                   =======   =======   =======   =======   =======   =======   =======    =======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                      $ 2,077   $ 1,268   $   812   $   684   $ 1,360   $ 1,134   $ 1,046    $   583
       Net Interest Revenue                            123       361       422       933       729       792       510        730
                                                   -------   -------   -------   -------   -------   -------   -------    -------
     Total Trading Related Revenue                 $ 2,200   $ 1,629   $ 1,234   $ 1,617   $ 2,089   $ 1,926   $ 1,556    $ 1,313
                                                   =======   =======   =======   =======   =======   =======   =======    =======

                                                     4Q 2002 VS.         YTD       YTD        YTD 4Q 2002 VS.
                                                  4Q 2001 INCREASE/       4Q        4Q     YTD 4Q 2001 INCREASE/
                                                      (DECREASE)         2001      2002         (DECREASE)
                                                  -----------------    -------   -------   ---------------------
INVESTMENT BANKING REVENUE:

  Debt Underwriting                                     (17%)          $ 1,526   $ 1,274          (17%)

  Equity Underwriting                                   (24%)              896     1,022           14%

  Advisory and Other Fees                               (23%)            2,094     1,718          (18%)
                                                                       -------   -------
   Total Investment Banking Revenues                    (21%)          $ 4,516   $ 4,014          (11%)
                                                                       =======   =======

TRADING RELATED REVENUE BY PRODUCT
       Fixed Income                                      (9%)          $ 4,084   $ 4,565           12%
       Equities                                          NM                882       302          (66%)
       Foreign Exchange                                 (17%)            1,517     1,783           18%
       All Other                                        (40%)              197       234           19%
                                                                       -------   -------
    Total Trading Related Revenue                       (19%)          $ 6,680   $ 6,884            3%
                                                                       =======   =======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                           (15%)          $ 4,841   $ 4,123          (15%)
       Net Interest Revenue                             (22%)            1,839     2,761           50%
                                                                       -------   -------
    Total Trading Related Revenue                       (19%)          $ 6,680   $ 6,884            3%
                                                                       =======   =======

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT                                    [CITIGROUP LOGO]
LIFE INSURANCE AND ANNUITIES
(In millions of dollars)

                                                                1Q          2Q          3Q          4Q          1Q          2Q
                                                               2001        2001        2001        2001        2002        2002
                                                             --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                     $  1,170    $  1,014    $    972    $  1,223    $  1,002    $  1,216
Total Operating Expenses                                           97          94          91         112          92         112
Provision for Benefits and Claims                                 752         571         609         813         616         735
                                                             --------    --------    --------    --------    --------    --------
Core Income Before Taxes and Minority Interest                    321         349         272         298         294         369
Income Taxes                                                      106         113          84          91          90         114
Minority Interest, net of tax                                       -           -           3           7           -           -
                                                             --------    --------    --------    --------    --------    --------
CORE INCOME                                                  $    215    $    236    $    185    $    200    $    204    $    255
                                                             ========    ========    ========    ========    ========    ========

Travelers Life & Annuity - Core Income                       $    209    $    230    $    178    $    201    $    200    $    206
International Insurance Manufacturing - Core Income          $      6    $      6    $      7    $     (1)   $      4    $     49

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                         $    119    $    121    $     94    $     99    $    123    $    112
Group annuities                                                   111         128          95         105          98          96
Life and long-term care insurance                                  61          73          51          75          51          74
Other (includes run-off and return on excess capital)              21          19          17          16          17          17
                                                             --------    --------    --------    --------    --------    --------
  Total Travelers Life & Annuity                                  312         341         257         295         289         299
Total International Insurance Manufacturing                         9           8          15           3           5          70
                                                             --------    --------    --------    --------    --------    --------
  Total Life Insurance and Annuities                         $    321    $    349    $    272    $    298    $    294    $    369
                                                             ========    ========    ========    ========    ========    ========
TRAVELERS LIFE AND ANNUITY:

   INDIVIDUAL ANNUITIES:
   Net written premiums and deposits:
     Fixed                                                   $    427    $    572    $    464    $    657    $    614    $    603
     Variable                                                   1,099       1,068         952         881         898         916
     Individual Payout                                             19          15          14          11          14          12
                                                             --------    --------    --------    --------    --------    --------
        Total                                                $  1,545    $  1,655    $  1,430    $  1,549    $  1,526    $  1,531
                                                             ========    ========    ========    ========    ========    ========
   Policyholder account balances and benefit reserves:(1)
     Fixed                                                   $  8,272    $  8,609    $  8,908    $  9,289    $  9,681    $ 10,139
     Variable                                                  18,948      20,438      17,952      20,117      20,381      18,423
     Individual Payout                                            632         632         630         626         622         618
                                                             --------    --------    --------    --------    --------    --------
        Total                                                $ 27,852    $ 29,679    $ 27,490    $ 30,032    $ 30,684    $ 29,180
                                                             ========    ========    ========    ========    ========    ========
   GROUP ANNUITIES:
   Net written premiums and deposits(2)                      $  2,502    $  1,397    $  1,717    $  1,452    $  1,525    $  2,350

   Policyholder account balances and benefit reserves:(1)
     GIC's and other investment contracts                    $ 13,732    $ 14,091    $ 14,795    $ 15,345    $ 15,563    $ 16,560
     Payout group annuities                                     5,141       5,259       5,360       5,647       5,740       5,963
                                                             --------    --------    --------    --------    --------    --------
        Total                                                $ 18,873    $ 19,350    $ 20,155    $ 20,992    $ 21,303    $ 22,523
                                                             ========    ========    ========    ========    ========    ========
   INDIVIDUAL LIFE INSURANCE:
   Net written premiums and deposits:
     Direct periodic premiums and deposits                   $    187    $    142    $    126    $    197    $    233    $    177
     Single premium deposits                                       47          48          36          77          76          72
     Reinsurance                                                  (22)        (24)        (25)        (25)        (26)        (28)
                                                             --------    --------    --------    --------    --------    --------
        Total                                                $    212    $    166    $    137    $    249    $    283    $    221
                                                             ========    ========    ========    ========    ========    ========

   Policyholder account balances and benefit reserves        $  3,085    $  3,193    $  3,175    $  3,401    $  3,592    $  3,643

   Life insurance in force (in billions, face amt.)          $   69.4    $   71.0    $   72.5    $   75.0    $   77.8    $   79.6

   Life insurance issued (in billions, face amt.)            $    3.8    $    2.9    $    2.9    $    4.2    $    4.5    $    4.0

                                                                                       4Q 2002 VS.       YTD         YTD
                                                                3Q          4Q      4Q 2001 INCREASE/     4Q          4Q
                                                               2002        2002        (DECREASE)        2001        2002
                                                             --------    --------   -----------------  --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                     $  1,073    $  1,121           (8%)       $  4,379    $  4,412
Total Operating Expenses                                          124         173           54%             394         501
Provision for Benefits and Claims                                 698         677          (17%)          2,745       2,726
                                                             --------    --------                      --------    --------
Core Income Before Taxes and Minority Interest                    251         271           (9%)          1,240       1,185
Income Taxes                                                       68          77          (15%)            394         349
Minority Interest, net of tax                                       -           -         (100%)             10           -
                                                             --------    --------                      --------    --------
CORE INCOME                                                  $    183    $    194           (3%)       $    836    $    836
                                                             ========    ========                      ========    ========

Travelers Life & Annuity - Core Income                       $    170    $    200            -         $    818    $    776
International Insurance Manufacturing - Core Income          $     13    $     (6)          NM         $     18    $     60

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                         $     89    $     94           (5%)       $    433    $    418
Group annuities                                                    62         109            4%             439         365
Life and long-term care insurance                                  72          62          (17%)            260         259
Other (includes run-off and return on excess capital)              12          20           25%              73          66
                                                             --------    --------                      --------    --------
  Total Travelers Life & Annuity                                  235         285           (3%)          1,205       1,108
Total International Insurance Manufacturing                        16         (14)          NM               35          77
                                                             --------    --------                      --------    --------
  Total Life Insurance and Annuities                         $    251    $    271           (9%)       $  1,240    $  1,185
                                                             ========    ========                      ========    ========
TRAVELERS LIFE AND ANNUITY:

   INDIVIDUAL ANNUITIES:
   Net written premiums and deposits:
     Fixed                                                   $    592    $    431          (34%)       $  2,120    $  2,240
     Variable                                                     695         626          (29%)          4,000       3,135
     Individual Payout                                             15          17           55%              59          58
                                                             --------    --------                      --------    --------
        Total                                                $  1,302    $  1,074          (31%)       $  6,179    $  5,433
                                                             ========    ========                      ========    ========
   Policyholder account balances and benefit reserves:(1)
     Fixed                                                   $ 10,748    $ 11,076           19%
     Variable                                                  15,945      16,730          (17%)
     Individual Payout                                            615         615           (2%)
                                                             --------    --------
        Total                                                $ 27,308    $ 28,421           (5%)
                                                             ========    ========
   GROUP ANNUITIES:
   Net written premiums and deposits(2)                      $  1,397    $  1,020          (30%)       $  7,068    $  6,292
   Policyholder account balances and benefit reserves:(1)
     GIC's and other investment contracts                    $ 16,551    $ 16,098            5%
     Payout group annuities                                     6,124       6,229           10%
                                                             --------    --------
        Total                                                $ 22,675    $ 22,327            6%
                                                             ========    ========
   INDIVIDUAL LIFE INSURANCE:
   Net written premiums and deposits:
     Direct periodic premiums and deposits                   $    143    $    218           11%        $    652    $    771
     Single premium deposits                                       64          73           (5%)            208         285
     Reinsurance                                                  (29)        (30)         (20%)            (96)       (113)
                                                             --------    --------                      --------    --------
        Total                                                $    178    $    261            5%        $    764    $    943
                                                             ========    ========                      ========    ========

   Policyholder account balances and benefit reserves        $  3,635    $  3,852           13%

   Life insurance in force (in billions, face amt.)          $   80.7    $   82.0            9%

   Life insurance issued (in billions, face amt.)            $    3.2    $    3.3          (21%)       $   13.8    $   15.0

                                                                YTD 4Q 2002 VS.
                                                             YTD 4Q 2001 INCREASE/
                                                                  (DECREASE)
                                                             ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                               1%
Total Operating Expenses                                              27%
Provision for Benefits and Claims                                     (1%)

Core Income Before Taxes and Minority Interest                        (4%)
Income Taxes                                                         (11%)
Minority Interest, net of tax                                       (100%)

CORE INCOME                                                            -


Travelers Life & Annuity - Core Income                                (5%)
International Insurance Manufacturing - Core Income                   NM

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                                  (3%)
Group annuities                                                      (17%)
Life and long-term care insurance                                      -
Other (includes run-off and return on excess capital)                (10%)

  Total Travelers Life & Annuity                                      (8%)
Total International Insurance Manufacturing                           NM

  Total Life Insurance and Annuities                                  (4%)

TRAVELERS LIFE AND ANNUITY:

   INDIVIDUAL ANNUITIES:
   Net written premiums and deposits:
     Fixed                                                             6%
     Variable                                                        (22%)
     Individual Payout                                                (2%)

        Total                                                        (12%)

   Policyholder account balances and benefit reserves:(1)
     Fixed
     Variable
     Individual Payout

        Total

   GROUP ANNUITIES:
   Net written premiums and deposits(2)                              (11%)
   Policyholder account balances and benefit reserves:(1)
     GIC's and other investment contracts
     Payout group annuities

        Total

   INDIVIDUAL LIFE INSURANCE:
   Net written premiums and deposits:
     Direct periodic premiums and deposits                            18%
     Single premium deposits                                          37%
     Reinsurance                                                     (18%)

        Total                                                         23%

   Policyholder account balances and benefit reserves

   Life insurance in force (in billions, face amt.)

   Life insurance issued (in billions, face amt.)                      9%

(1)  Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $167.0, $29.0, $30.0 and $24.0 for the first, second, third and fourth quarters of 2002, respectively and $28.0, $12.0, $594.0 and $275.0 in the first, second, third and fourth quarters of 2001, respectively, related to Citigroup plans previously managed externally.

*    Excludes Realized Gain / (Losses) on Investments.

NM   Not meaningful

GLOBAL INVESTMENT MANAGEMENT                                    [CITIGROUP LOGO]
PRIVATE BANK
(In millions of dollars)

                                                       1Q          2Q         3Q         4Q         1Q         2Q         3Q
                                                      2001        2001       2001       2001       2002       2002       2002
                                                    -------     -------    -------    -------    -------    -------    -------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $   392     $   376    $   366    $   408    $   423    $   427    $   412
Adjusted Operating Expenses                             239         230        225        245        254        261        237
Provision for Credit Losses                               2           1          4         16          6          -          5
                                                    -------     -------    -------    -------    -------    -------    -------
Core Income Before Taxes                                151         145        137        147        163        166        170
Income Taxes                                             56          53         46         53         51         53         55
                                                    -------     -------    -------    -------    -------    -------    -------
CORE INCOME                                         $    95     $    92    $    91    $    94    $   112    $   113    $   115
                                                    =======     =======    =======    =======    =======    =======    =======

Average Assets (in billions of dollars)             $    25     $    26    $    26    $    26    $    28    $    29    $    29
                                                    =======     =======    =======    =======    =======    =======    =======
Return on Assets                                       1.54%       1.42%      1.39%      1.43%      1.62%      1.56%      1.57%
                                                    =======     =======    =======    =======    =======    =======    =======
Client Business Volumes (in billions of dollars)    $   146     $   151    $   150    $   159    $   166    $   163    $   157
                                                    =======     =======    =======    =======    =======    =======    =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
  Proprietary Managed Assets                        $    29     $    28    $    29    $    31    $    31    $    29    $    28
  Other Assets under Fee-Based Management                 5           7          6          8          9          9          8
  Banking and Fiduciary Deposits                         31          31         33         34         35         36         36
  Loans                                                  26          26         27         27         29         30         31
  Other, Principally Custody Accounts                    55          59         55         59         62         59         54
                                                    -------     -------    -------    -------    -------    -------    -------
    Total Client Business Volumes                   $   146     $   151    $   150    $   159    $   166    $   163    $   157
                                                    =======     =======    =======    =======    =======    =======    =======

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                              $   250     $   247    $   253    $   256    $   271    $   269    $   268
  Transaction Revenues                                   99          81         62         94         92         96         73
                                                    -------     -------    -------    -------    -------    -------    -------
    Total Customer Revenues                             349         328        315        350        363        365        341
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                 43          48         51         58         60         62         71
                                                    -------     -------    -------    -------    -------    -------    -------
    TOTAL REVENUES                                  $   392     $   376    $   366    $   408    $   423    $   427    $   412
                                                    =======     =======    =======    =======    =======    =======    =======

             North America                          $   153     $   154    $   152    $   164    $   187    $   184    $   187
             International                              239         222        214        244        236        243        225
                                                    -------     -------    -------    -------    -------    -------    -------
                                                    $   392     $   376    $   366    $   408    $   423    $   427    $   412
                                                    =======     =======    =======    =======    =======    =======    =======

Net Credit Loss Ratio                                 (0.01%)      0.04%      0.03%      0.15%      0.04%      0.00%      0.08%

                                                                   4Q 2002 VS.       YTD        YTD           YTD 4Q 2002 VS.
                                                       4Q       4Q 2001 INCREASE/     4Q         4Q        YTD 4Q 2001 INCREASE/
                                                      2002        (DECREASE)         2001       2002            (DECREASE)
                                                    -------     -----------------  -------    -------      ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $   433             6%         $ 1,542    $ 1,695               10%
Adjusted Operating Expenses                             254             4%             939      1,006                7%
Provision for Credit Losses                               7           (56%)             23         18              (22%)
                                                    -------                        -------    -------
Core Income Before Taxes                                172            17%             580        671               16%
Income Taxes                                             55             4%             208        214                3%
                                                    -------                        -------    -------
CORE INCOME                                         $   117            24%         $   372    $   457               23%
                                                    =======                        =======    =======
Average Assets (in billions of dollars)             $    30            15%         $    26    $    29               12%
                                                    =======                        =======    =======
Return on Assets                                       1.55%                          1.43%      1.58%
                                                    =======                        =======    =======
Client Business Volumes (in billions of dollars)    $   164             3%         $   159    $   164                3%
                                                    =======                        =======    =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
  Proprietary Managed Assets                        $    29            (6%)
  Other Assets under Fee-Based Management                 8             -
  Banking and Fiduciary Deposits                         38            12%
  Loans                                                  33            22%
  Other, Principally Custody Accounts                    56            (5%)
                                                    -------
    Total Client Business Volumes                   $   164             3%
                                                    =======

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                              $   279             9%         $ 1,006    $ 1,087                8%
  Transaction Revenues                                   88            (6%)            336        349                4%
                                                    -------                        -------    -------
    Total Customer Revenues                             367             5%           1,342      1,436                7%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                 66            14%             200        259               30%
                                                    -------                        -------    -------
    TOTAL REVENUES                                  $   433             6%         $ 1,542    $ 1,695               10%
                                                    =======                        =======    =======

             North America                          $   197            20%         $   623    $   755               21%
             International                              236            (3%)            919        940                2%
                                                    -------                        -------    -------
                                                    $   433             6%         $ 1,542    $ 1,695               10%
                                                    =======                        =======    =======

Net Credit Loss Ratio                                  0.10%

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT                                    [CITIGROUP LOGO]
ASSET MANAGEMENT(1)
(In millions of dollars)

                                                                      1Q          2Q          3Q          4Q          1Q
                                                                     2001        2001        2001        2001        2002
                                                                    -------     -------     -------     -------     -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             $   516     $   491     $   546     $   532     $   519

Adjusted Operating Expenses                                             361         347         373         329         325
                                                                    -------     -------     -------     -------     -------
Core income before taxes and minority interest                          155         144         173         203         194

Income Taxes                                                             63          60          63          67          68

Minority Interest, net of tax                                             1           -           6          11           -
                                                                    -------     -------     -------     -------     -------
CORE INCOME                                                         $    91     $    84     $   104     $   125     $   126
                                                                    =======     =======     =======     =======     =======
Pre-tax profit margin                                                  30.0%       29.3%       31.7%       38.2%       37.4%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
   Total Revenues, Net of Interest Expense                          $   445     $   420     $   424     $   417     $   435
   Adjusted Operating Expenses                                          309         295         291         267         274
                                                                    -------     -------     -------     -------     -------
   Core income before taxes and minority interest                       136         125         133         150         161
   Income taxes                                                          54          51          53          58          63
                                                                    -------     -------     -------     -------     -------
   CORE INCOME                                                      $    82     $    74     $    80     $    92     $    98
                                                                    =======     =======     =======     =======     =======

RETIREMENT SERVICES:
   Total Revenues, Net of Interest Expense                          $    71     $    71     $   122     $   115     $    84
   Adjusted Operating Expenses                                           52          52          82          62          51
                                                                    -------     -------     -------     -------     -------
   Core income before taxes and minority interest                        19          19          40          53          33
   Income taxes                                                           9           9          10           9           5
   Minority Interest, net of tax                                          1           -           6          11           -
                                                                    -------     -------     -------     -------     -------
   CORE INCOME                                                      $     9     $    10     $    24     $    33     $    28
                                                                    =======     =======     =======     =======     =======

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                 $   8.7     $   7.6     $   7.3     $   7.2     $   6.0
Institutional
   Long Term                                                            1.6         2.6         1.7         2.9         4.1
   Liquidity                                                            5.0         9.9         8.4         2.5         9.8
                                                                    -------     -------     -------     -------     -------
Total Institutional                                                     6.6        12.5        10.1         5.4        13.9
                                                                    -------     -------     -------     -------     -------
   Net Flows Excluding US Retail Money Markets                      $  15.3     $  20.1     $  17.4     $  12.6     $  19.9
                                                                    -------     -------     -------     -------     -------
US Retail Money Markets                                             $  (6.5)    $ (12.6)    $  (2.5)    $  (4.6)    $  (1.6)

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank(2)                                              $ 233.6     $ 231.6     $ 223.4     $ 237.2     $ 238.9
Institutional                                                         116.5       131.0       138.7       142.5       156.6
Citigroup Alternative Investments(4)                                   46.2        48.3        48.3        48.1        48.9
Retirement Services                                                     6.7         7.3        11.3        12.1         9.9
                                                                    -------     -------     -------     -------     -------
   Total assets under management(2, 4)                              $ 403.0     $ 418.2     $ 421.7     $ 439.9     $ 454.3
                                                                    =======     =======     =======     =======     =======

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                     $ 158.4     $ 169.5     $ 151.4     $ 167.2     $ 165.5
Fixed Income                                                           80.7        83.6        98.6        99.8       106.3
Money Markets/Liquidity                                               126.7       125.0       131.5       132.2       140.6
Alternative Investments                                                37.2        40.1        40.2        40.7        41.9
                                                                    -------     -------     -------     -------     -------
   Total assets under management(2, 4)                              $ 403.0     $ 418.2     $ 421.7     $ 439.9     $ 454.3
                                                                    =======     =======     =======     =======     =======

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES(3)
   Equity                                                                12          11          11          10          11
   Fixed Income                                                          11           5           8           7          10

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION             $ 183.5     $ 181.6     $ 178.8     $ 179.3     $ 181.0
   (IN BLLIONS OF DOLLARS)

                                                                                                           4Q 2002 VS.
                                                                      2Q          3Q          4Q        4Q 2001 INCREASE/
                                                                     2002        2002        2002          (DECREASE)
                                                                    -------     -------     -------     -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             $   522     $   518     $   509            (4%)

Adjusted Operating Expenses                                             317         311         325            (1%)
                                                                    -------     -------     -------
Core income before taxes and minority interest                          205         207         184            (9%)

Income Taxes                                                             67          70          56           (16%)

Minority Interest, net of tax                                             1           -           -          (100%)
                                                                    -------     -------     -------
CORE INCOME                                                         $   137     $   137     $   128             2%
                                                                    =======     =======     =======
Pre-tax profit margin                                                  39.3%       40.0%       36.1%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
   Total Revenues, Net of Interest Expense                          $   441     $   428     $   425             2%
   Adjusted Operating Expenses                                          280         274         277             4%
                                                                    -------     -------     -------
   Core income before taxes and minority interest                       161         154         148            (1%)
   Income taxes                                                          60          59          56            (3%)
                                                                    -------     -------     -------
   CORE INCOME                                                      $   101     $    95     $    92             -
                                                                    =======     =======     =======

RETIREMENT SERVICES:
   Total Revenues, Net of Interest Expense                          $    81     $    90     $    84           (27%)
   Adjusted Operating Expenses                                           37          37          48           (23%)
                                                                    -------     -------     -------
   Core income before taxes and minority interest                        44          53          36           (32%)
   Income taxes                                                           7          11           -          (100%)
   Minority Interest, net of tax                                          1           -           -          (100%)
                                                                    -------     -------     -------
   CORE INCOME                                                      $    36     $    42     $    36             9%
                                                                    =======     =======     =======

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                 $   3.2     $   0.7     $   0.9           (88%)
Institutional
   Long Term                                                            3.6         1.6         1.3           (55%)
   Liquidity                                                            1.7        (8.1)       10.1            NM
                                                                    -------     -------     -------
Total Institutional                                                     5.3        (6.5)       11.4            NM
                                                                    -------     -------     -------
   Net Flows Excluding US Retail Money Markets                      $   8.5     $  (5.8)    $  12.3            (2%)
                                                                    -------     -------     -------
US Retail Money Markets                                             $  (4.5)    $  (3.0)    $  (3.5)           24%

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)                                             $ 220.6     $ 201.5     $ 205.1           (14%)
Institutional                                                         161.7       150.2       163.9            15%
Citigroup Alternative Investments (4)                                  50.1        89.5        99.2            NM
Retirement Services                                                    10.1        10.6        11.1            (8%)
                                                                    -------     -------     -------
   Total assets under management (2, 4)                             $ 442.5     $ 451.8     $ 479.3             9%
                                                                    =======     =======     =======

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                     $ 151.3     $ 129.4     $ 132.9           (21%)
Fixed Income                                                          111.7       145.1       152.9            53%
Money Markets/Liquidity                                               135.2       124.3       132.3             0%
Alternative Investments                                                44.3        53.0        61.2            50%
                                                                    -------     -------     -------
   Total assets under management (2, 4)                             $ 442.5     $ 451.8     $ 479.3             9%
                                                                    =======     =======     =======

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES (3)
   Equity                                                                12          13          14            40%
   Fixed Income                                                          13          13          12            71%

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION             $ 175.8     $ 158.8     $ 162.7            (9%)
   (IN BLLIONS OF DOLLARS)

                                                                       YTD        YTD          YTD 4Q 2002 VS.
                                                                        4Q         4Q       YTD 4Q 2001 INCREASE/
                                                                       2001       2002           (DECREASE)
                                                                      -------    -------    ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                               $ 2,085    $ 2,068             (1%)

Adjusted Operating Expenses                                             1,410      1,278             (9%)
                                                                      -------    -------
Core income before taxes and minority interest                            675        790             17%

Income Taxes                                                              253        261              3%

Minority Interest, net of tax                                              18          1            (94%)
                                                                      -------    -------
CORE INCOME                                                           $   404    $   528             31%
                                                                      =======    =======
Pre-tax profit margin

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
   Total Revenues, Net of Interest Expense                            $ 1,706    $ 1,729              1%
   Adjusted Operating Expenses                                          1,162      1,105             (5%)
                                                                      -------    -------
   Core income before taxes and minority interest                         544        624             15%
   Income taxes                                                           216        238             10%
                                                                      -------    -------
   CORE INCOME                                                        $   328    $   386             18%
                                                                      =======    =======

RETIREMENT SERVICES:
   Total Revenues, Net of Interest Expense                            $   379    $   339            (11%)
   Adjusted Operating Expenses                                            248        173            (30%)
                                                                      -------    -------
   Core income before taxes and minority interest                         131        166             27%
   Income taxes                                                            37         23            (38%)
                                                                      -------    -------
   Minority Interest, net of tax                                           18          1            (94%)

   CORE INCOME                                                        $    76    $   142             87%
                                                                      =======    =======

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                   $  30.8    $  10.8            (65%)
Institutional
   Long Term                                                              8.8       10.6             20%
   Liquidity                                                             25.8       13.5            (48%)
                                                                      -------    -------
Total Institutional                                                      34.6       24.1            (30%)
                                                                      -------    -------
   Net Flows Excluding US Retail Money Markets                        $  65.4    $  34.9            (47%)
                                                                      -------    -------
US Retail Money Markets                                               $ (26.2)   $ (12.6)            52%

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank(2)
Institutional
Citigroup Alternative Investments(4)
Retirement Services

   Total assets under management(2),(4)

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced
Fixed Income
Money Markets/Liquidity
Alternative Investments

   Total assets under management(2),(4)

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES(3)
   Equity
   Fixed Income

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION
   (IN BLLIONS OF DOLLARS)

(1)  Includes Retirement Services Businesses.

(2) Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2001, respectively, and $31, $29, $28 and $29 billion for the first, second, third and fourth quarters of 2002, respectively, for Citigroup Private Bank clients.

(3) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

(4) Includes $34 and $35 billion of Travelers Property Casualty Corp. assets for the third and fourth quarters of 2002, respectively, which Asset Management manages on a third-party basis following the spin-off. Beginning in the 2002 fourth quarter, Citigroup Alternative Investments include levered real estate assets, which increased fourth quarter AUM's by $7 billion.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)                            [CITIGROUP LOGO]
(In millions of dollars)

                                                                                                                      4Q 2002 VS.
                                         1Q        2Q       3Q        4Q       1Q       2Q        3Q        4Q     4Q 2001 INCREASE/
                                        2001      2001     2001      2001     2002     2002      2002      2002       (DECREASE)
                                       -------   ------   -------   ------   ------   -------   -------   -------  -----------------
ADJUSTED REVENUES(2)                   $  (74)   $  310   $ (360)   $  565   $   92   $  (69)   $ (101)   $  (63)         NM

TOTAL OPERATING EXPENSE                    32        18       26        42       33       29        47        31         (26%)

CORE INCOME (LOSS)(2)                  $  (68)   $  206   $ (249)   $  335   $   35   $  (70)   $ (123)   $  (75)         NM

TOTAL PERIOD END ASSETS (IN BILLIONS)  $ 10.4    $ 10.0   $  9.0    $  9.3   $  9.3   $  8.3    $  8.8    $  9.2          (1%)

                                        YTD      YTD         YTD 4Q 2002 VS.
                                         4Q       4Q      YTD 4Q 2001 INCREASE/
                                        2001     2002           (DECREASE)
                                       ------   -------   ---------------------
ADJUSTED REVENUES(2)                   $  441   $ (141)           NM

TOTAL OPERATING EXPENSE                   118      140            19%

CORE INCOME (LOSS)(2)                  $  224   $ (233)           NM

TOTAL PERIOD END ASSETS (IN BILLIONS)

(1) Includes Venture Capital Activities and certain other corporate investments.

(2) The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

INSURANCE INVESTMENT PORTFOLIO(1)                               [CITIGROUP LOGO]
(In millions of dollars)

                                                              1Q         2Q        3Q          4Q         1Q          2Q
                                                             2001       2001      2001        2001       2002        2002
                                                           --------   --------   --------   --------   --------    --------
Fixed-income investments:
   Available for sale, at market:
       Mortgage-backed securities - principally
             obligations of U.S. Government agencies       $  8,304   $  8,584   $  8,943   $  8,114   $  8,160    $  8,516
       U.S. Treasury securities and obligations of U.S.
             Government corporations and agencies             1,676      1,389      1,559      1,901      2,093       2,068
       Corporates (including redeemable preferreds)          22,651     23,440     24,193     23,864     24,730      25,840
       Obligations of states and political subdivisions         624        674        645        161        148         241
       Debt securities issued by foreign governments            780        929        830        856        749         643
    Held to maturity, at amortized cost                          29         28         28         15         13          12
                                                           --------   --------   --------   --------   --------    --------
    Total fixed income                                       34,064     35,044     36,198     34,911     35,893      37,320

Equity securities, at market                                  1,304      1,289      1,201        551        548         539
Short-term and other                                          3,930      3,240      4,713      5,136      4,140       4,230
                                                           --------   --------   --------   --------   --------    --------
    TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES          $ 39,298   $ 39,573   $ 42,112   $ 40,598   $ 40,581    $ 42,089
                                                           ========   ========   ========   ========   ========    ========

After-tax unrealized gains/(losses) on invested assets     $    321   $    135   $    389   $    217   $   (112)   $    160
                                                           ========   ========   ========   ========   ========    ========

                                                                                    4Q 2002 VS.
                                                              3Q         4Q      4Q 2001 INCREASE/
                                                             2002       2002        (DECREASE)
                                                           --------   --------   -----------------
Fixed-income investments:
   Available for sale, at market:
       Mortgage-backed securities - principally
             obligations of U.S. Government agencies       $  9,113   $  8,979          11%
       U.S. Treasury securities and obligations of U.S.
             Government corporations and agencies             2,254      2,819          48%
       Corporates (including redeemable preferreds)          26,810     27,106          14%
       Obligations of states and political subdivisions         318        370          NM
       Debt securities issued by foreign governments            537        398         (54%)
    Held to maturity, at amortized cost                          12         11         (27%)
                                                           --------   --------
    Total fixed income                                       39,044     39,683          14%

Equity securities, at market                                    470        356         (35%)
Short-term and other                                          3,836      6,364          24%
                                                           --------   --------
    TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES          $ 43,350   $ 46,403          14%
                                                           ========   ========

After-tax unrealized gains / (losses) on invested assets   $    600   $    753          NM
                                                           ========   ========

(1) Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.


NM  Not Meaningful
Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME                      [CITIGROUP LOGO]
(In millions of dollars)

                                                               1Q              2Q              3Q              4Q
                                                              2001            2001            2001            2001
                                                          ------------    ------------    ------------    ------------
REVENUES
   Loan interest, including fees                          $      9,997    $      9,746    $     10,282    $      9,563
   Other interest and dividends                                  6,646           6,491           6,316           5,443
   Insurance premiums                                              942             723             789             996
   Commissions and fees                                          4,054           3,668           3,746           4,125
   Principal transactions                                        2,325           1,417           1,019             783
   Asset management and administration fees                      1,389           1,331           1,371           1,298
   Realized gains (losses) from sales of investments               239              15             108            (125)
   Other income                                                    956           1,265             851           1,391
                                                          ------------    ------------    ------------    ------------
     Total revenues                                             26,548          24,656          24,482          23,474
     Interest expense                                            9,478           8,424           8,284           5,607
                                                          ------------    ------------    ------------    ------------

     Total revenues, net of interest expense                    17,070          16,232          16,198          17,867
                                                          ------------    ------------    ------------    ------------

BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                                943             763             820             994
   Provision for credit losses                                   1,474           1,485           1,580           2,261
                                                          ------------    ------------    ------------    ------------

     Total benefits, claims, and credit losses                   2,417           2,248           2,400           3,255
                                                          ------------    ------------    ------------    ------------

OPERATING EXPENSES
   Non-insurance compensation and benefits                       5,329           4,762           4,525           4,833
   Insurance underwriting, acquisition and operating               322             312             243             238
   Restructuring-related items(1)                                  132             210             133             (21)
   Other operating(2)                                            3,951           3,537           3,865           4,157
                                                          ------------    ------------    ------------    ------------
     Total operating expenses                                    9,734           8,821           8,766           9,207
                                                          ------------    ------------    ------------    ------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGES                                         4,919           5,163           5,032           5,405
Provision for income taxes                                       1,798           1,837           1,771           1,797
Minority interest, net of income taxes                               9              15              26              37
                                                          ------------    ------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE

   EFFECT OF ACCOUNTING CHANGES                                  3,112           3,311           3,235           3,571

DISCONTINUED OPERATIONS(3)
   Income (Loss) from Discontinued Operations                      660             464            (151)            405
   Gain on Sale of Stock by Subsidiary                               -               -               -               -
   Provision (benefit) for income taxes                            192             123             (93)            101
                                                          ------------    ------------    ------------    ------------
INCOME (LOSS) FROM DISCONTINUED OPERATIONS                         468             341             (58)            304

Cumulative Effect of Accounting Changes(4)                         (42)           (116)              -               -
                                                          ------------    ------------    ------------    ------------

NET INCOME                                                $      3,538    $      3,536    $      3,177    $      3,875
                                                          ============    ============    ============    ============

                                                                1Q             2Q              3Q              4Q
                                                               2002           2002            2002            2002
                                                          ------------    ------------    ------------    ------------
REVENUES
   Loan interest, including fees                          $      9,159    $      9,517    $      9,686    $      9,541
   Other interest and dividends                                  4,944           5,483           5,398           5,211
   Insurance premiums                                              780             931             855             844
   Commissions and fees                                          3,928           4,105           3,612           3,613
   Principal transactions                                        1,666           1,099             970             434
   Asset management and administration fees                      1,320           1,377           1,263           1,186
   Realized gains (losses) from sales of investments                30            (190)           (165)           (160)
   Other income                                                    827           1,279           1,886           2,127
                                                          ------------    ------------    ------------    ------------
     Total revenues                                             22,654          23,601          23,505          22,796
     Interest expense                                            4,856           5,608           5,861           4,923
                                                          ------------    ------------    ------------    ------------

     Total revenues, net of interest expense                    17,798          17,993          17,644          17,873
                                                          ------------    ------------    ------------    ------------

BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                                803             925             887             863
   Provision for credit losses                                   2,559           2,057           2,689           2,690
                                                          ------------    ------------    ------------    ------------

     Total benefits, claims, and credit losses                   3,362           2,982           3,576           3,553
                                                          ------------    ------------    ------------    ------------

OPERATING EXPENSES
   Non-insurance compensation and benefits                       5,090           4,979           4,387           4,194
   Insurance underwriting, acquisition and operating               269             233             230             260
   Restructuring-related items(1)                                   46             (40)            (41)             20
   Other operating(2)                                            3,651           3,975           3,864           6,181
                                                          ------------    ------------    ------------    ------------
     Total operating expenses                                    9,056           9,147           8,440          10,655
                                                          ------------    ------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGES                                         5,380           5,864           5,628           3,665
Provision for income taxes                                       1,879           2,017           1,898           1,204
Minority interest, net of income taxes                              17              18              24              32
                                                          ------------    ------------    ------------    ------------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE

   EFFECT OF ACCOUNTING CHANGES                                  3,484           3,829           3,706           2,429

DISCONTINUED OPERATIONS(3)
   Income (Loss) from Discontinued Operations                      455             359             151               -
   Gain on Sale of Stock by Subsidiary                           1,270               -               -               -
   Provision (benefit) for income taxes                            319             104             (63)              -
                                                          ------------    ------------    ------------    ------------
INCOME (LOSS) FROM DISCONTINUED OPERATIONS                       1,406             255             214               -

Cumulative Effect of Accounting Changes(4)                         (47)              -               -               -
                                                          ------------    ------------    ------------    ------------

NET INCOME                                                $      4,843    $      4,084    $      3,920    $      2,429
                                                          ============    ============    ============    ============

                                                              4Q 2002 VS.          YTD           YTD             YTD 4Q 2002 VS.
                                                          4Q 2001 INCREASE/         4Q            4Q         YTD 4Q 2001 INCREASE/
                                                              (DECREASE)           2001          2002              (DECREASE)
                                                          -----------------     ----------    ----------    ----------------------
REVENUES
   Loan interest, including fees                                  -             $   39,588    $   37,903              (4%)
   Other interest and dividends                                  (4%)               24,896        21,036             (16%)
   Insurance premiums                                           (15%)                3,450         3,410              (1%)
   Commissions and fees                                         (12%)               15,593        15,258              (2%)
   Principal transactions                                       (45%)                5,544         4,169             (25%)
   Asset management and administration fees                      (9%)                5,389         5,146              (5%)
   Realized gains (losses) from sales of investments            (28%)                  237          (485)             NM
   Other income                                                  53%                 4,463         6,119              37%
                                                                                ----------    ----------
     Total revenues                                              (3%)               99,160        92,556              (7%)
     Interest expense                                           (12%)               31,793        21,248             (33%)
                                                                                ----------    ----------

     Total revenues, net of interest expense                      -                 67,367        71,308               6%
                                                                                ----------    ----------

BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                             (13%)                3,520         3,478              (1%)
   Provision for credit losses                                   19%                 6,800         9,995              47%
                                                                                ----------    ----------

     Total benefits, claims, and credit losses                    9%                10,320        13,473              31%
                                                                                ----------    ----------

OPERATING EXPENSES
   Non-insurance compensation and benefits                      (13%)               19,449        18,650              (4%)
   Insurance underwriting, acquisition and operating              9%                 1,115           992             (11%)
   Restructuring-related items(1)                                NM                    454           (15)             NM
   Other operating(2)                                            49%                15,510        17,671              14%
                                                                                ----------    ----------
     Total operating expenses                                    16%                36,528        37,298               2%
                                                                                ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGES                                        (32%)               20,519        20,537               -
Provision for income taxes                                      (33%)                7,203         6,998              (3%)
Minority interest, net of income taxes                          (14%)                   87            91               5%
                                                                                ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE

   EFFECT OF ACCOUNTING CHANGES                                 (32%)               13,229        13,448               2%

DISCONTINUED OPERATIONS(3)
   Income (Loss) from Discontinued Operations                    NM                  1,378           965             (30%)
   Gain on Sale of Stock by Subsidiary                           NM                      -         1,270               -
   Provision (benefit) for income taxes                          NM                    323           360              11%
                                                                                ----------    ----------
INCOME (LOSS) FROM DISCONTINUED OPERATIONS                       NM                  1,055         1,875              78%

Cumulative Effect of Accounting Changes(4)                        -                   (158)          (47)             70%
                                                                                ----------    ----------

NET INCOME                                                      (37%)           $   14,126    $   15,276               8%
                                                                                ==========    ==========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, in the 2002 second and third quarters primarily related to reductions in the reserve due to changes in estimates, and in the 2002 fourth quarter primarily related to the acquisition of Golden State Bancorp and the integration of its operations.

(2) Other operating expenses include the amortization of goodwill and certain intangible assets totalling approximately $152 million, $155 million, $147 million and $156 million in the first, second, third and fourth quarters of 2001, respectively. Amortization of these assets ceased upon adoption of SFAS 142 on January 1, 2002.

(3) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(4) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM  Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS                     [CITIGROUP LOGO]
(In millions of dollars)

                                                                  1Q              2Q              3Q               4Q
                                                                 2001            2001            2001             2001
                                                             ------------    ------------    ------------    ------------
Total Revenues, Net of Interest Expense                      $     17,070    $     16,232    $     16,198    $     17,867
Realized Insurance Investment Portfolio (Gains)/Losses               (115)             (1)            (98)             71
Effect of Securitization Activities                                   766             930             907             965
                                                             ------------    ------------    ------------    ------------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE                         17,721          17,161          17,007          18,903

Total Operating Expenses(1)                                         9,734           8,821           8,766           9,207
Restructuring-Related Items(2)                                       (132)           (210)           (133)             21
                                                             ------------    ------------    ------------    ------------
ADJUSTED OPERATING EXPENSES                                         9,602           8,611           8,633           9,228

Benefits, Claims and Credit Losses                                  2,417           2,248           2,400           3,255
Effect of Securitization Activities                                   766             930             907             965
                                                             ------------    ------------    ------------    ------------

ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                         3,183           3,178           3,307           4,220

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST               4,936           5,372           5,067           5,455
Taxes on Core Income                                                1,809           1,917           1,786           1,814
Minority Interest, Net of Income Taxes                                  9              15              26              37
                                                             ------------    ------------    ------------    ------------

CORE INCOME                                                         3,118           3,440           3,255           3,604

Restructuring-Related Items, After-tax(2)                             (80)           (131)            (84)             13
Cumulative Effect of Accounting Changes(3)                            (42)           (116)              -               -
Realized Insurance Investment Portfolio Gains/(Losses),
  After-tax                                                            74               2              64             (46)
Discontinued Operations, After-tax(4)                                 468             341             (58)            304
                                                             ------------    ------------    ------------    ------------

NET INCOME                                                   $      3,538    $      3,536    $      3,177    $      3,875
                                                             ============    ============    ============    ============

                                                                  1Q               2Q             3Q              4Q
                                                                 2002             2002           2002            2002
                                                             ------------    ------------    ------------    ------------
Total Revenues, Net of Interest Expense                      $     17,798    $     17,993    $     17,644    $     17,873
Realized Insurance Investment Portfolio (Gains)/Losses                (25)            185             170               -
Effect of Securitization Activities                                 1,021           1,081             960           1,061
                                                             ------------    ------------    ------------    ------------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE                         18,794          19,259          18,774          18,934

Total Operating Expenses(1)                                         9,056           9,147           8,440          10,655
Restructuring-Related Items(2)                                        (46)             40              41             (20)
                                                             ------------    ------------    ------------    ------------

ADJUSTED OPERATING EXPENSES                                         9,010           9,187           8,481          10,635

Benefits, Claims and Credit Losses                                  3,362           2,982           3,576           3,553
Effect of Securitization Activities                                 1,021           1,081             960           1,061
                                                             ------------    ------------    ------------    ------------

ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                         4,383           4,063           4,536           4,614

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST               5,401           6,009           5,757           3,685
Taxes on Core Income                                                1,887           2,068           1,940           1,213
Minority Interest, Net of Income Taxes                                 17              18              24              32
                                                             ------------    ------------    ------------    ------------

CORE INCOME                                                         3,497           3,923           3,793           2,440

Restructuring-Related Items, After-tax(2)                             (29)             26              27             (14)
Cumulative Effect of Accounting Changes(3)                            (47)              -               -               -
Realized Insurance Investment Portfolio Gains/(Losses),
  After-tax                                                            16            (120)           (114)              3
Discontinued Operations, After-tax(4)                               1,406             255             214               -
                                                             ------------    ------------    ------------    ------------

NET INCOME                                                   $      4,843    $      4,084    $      3,920    $      2,429
                                                             ============    ============    ============    ============

                                                                 4Q 2002 VS.          YTD           YTD            YTD 4Q 2002 VS.
                                                             4Q 2001 INCREASE/         4Q            4Q        YTD 4Q 2001 INCREASE/
                                                                 (DECREASE)           2001          2002            (DECREASE)
                                                             -----------------     ----------    ----------    ---------------------
Total Revenues, Net of Interest Expense                                -           $   67,367    $   71,308              6%
Realized Insurance Investment Portfolio (Gains)/Losses              (100%)               (143)          330             NM
Effect of Securitization Activities                                   10%               3,568         4,123             16%
                                                                                   ----------    ----------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE                             -               70,792        75,761              7%

Total Operating Expenses(1)                                           16%              36,528        37,298              2%
Restructuring-Related Items(2)                                        NM                 (454)           15             NM
                                                                                   ----------    ----------

ADJUSTED OPERATING EXPENSES                                           15%              36,074        37,313              3%

Benefits, Claims and Credit Losses                                     9%              10,320        13,473             31%
Effect of Securitization Activities                                   10%               3,568         4,123             16%
                                                                                   ----------    ----------

ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                            9%              13,888        17,596             27%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                (32%)             20,830        20,852              -
Taxes on Core Income                                                 (33%)              7,326         7,108             (3%)
Minority Interest, Net of Income Taxes                               (14%)                 87            91              5%
                                                                                   ----------    ----------

CORE INCOME                                                          (32%)             13,417        13,653              2%

Restructuring-Related Items, After-tax(2)                             NM                 (282)           10             NM
Cumulative Effect of Accounting Changes(3)                             -                 (158)          (47)            70%
Realized Insurance Investment Portfolio Gains/(Losses),
  After-tax                                                           NM                   94          (215)            NM
Discontinued Operations, After-tax(4)                                 NM                1,055         1,875             78%
                                                                                   ----------    ----------

NET INCOME                                                           (37%)         $   14,126    $   15,276              8%
                                                                                   ==========    ==========

(1) Other operating expenses include the amortization of goodwill and certain intangible assets totalling approximately $152 million, $155 million, $147 million and $156 million in the first, second, third and fourth quarters of 2001, respectively. Amortization of these assets ceased upon adoption of SFAS 142 on January 1, 2002.

(2) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses,in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, in the 2002 second and third quarters primarily related to reductions in the reserve due to changes in estimates, and in the 2002 fourth quarter primarily related to the acquisition of Golden State Bancorp and the integration of its operations.

(3) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

(4) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

NM  Not meaningful

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION(1)       [CITIGROUP LOGO]
(In millions of dollars)

                                                                    MARCH 31,         JUNE 30,     SEPTEMBER 30,     DECEMBER 31,
                                                                      2001             2001            2001             2001
                                                                 -------------    -------------    -------------    -------------
ASSETS
Cash and due from banks (including segregated cash
  and other deposits)                                            $      14,373    $      15,081    $      21,877    $      18,515
Deposits at interest with banks                                         19,284           15,199           17,488           19,216
Federal funds sold and securities purchased under
  resale agreements                                                    134,188          138,668          138,582          134,809
Brokerage receivables                                                   24,592           23,238           50,004           35,155
Trading account assets                                                 137,137          145,113          155,292          144,904
Investments                                                            125,698          123,480          147,879          161,376
Loans, net of unearned income
  Consumer                                                             220,780          225,018          246,779          247,662
  Corporate                                                            145,497          143,608          152,636          143,732
                                                                 -------------    -------------    -------------    -------------
Loans, net of unearned income                                          366,277          368,626          399,415          391,394
Allowance for credit losses                                             (8,957)          (8,917)          (9,918)         (10,088)
                                                                 -------------    -------------    -------------    -------------
  Total loans, net                                                     357,320          359,709          389,497          381,306
Goodwill                                                                11,949           11,975           23,327           23,861
Intangible assets                                                        7,656            7,575            8,760            9,003
Reinsurance recoverables                                                10,507           10,636           12,064           12,373
Separate and variable accounts                                          23,514           25,102           23,080           25,569
Other assets                                                            78,109           77,651           80,399           85,363
                                                                 -------------    -------------    -------------    -------------

TOTAL ASSETS                                                     $     944,327    $     953,427    $   1,068,249    $   1,051,450
                                                                 =============    =============    =============    =============

LIABILITIES
   Non-interest-bearing deposits in U.S. offices                 $      16,755    $      18,056    $      20,598    $      23,054
   Interest-bearing deposits in U.S. offices                            81,637           85,515          102,572          110,388
   Non-interest-bearing deposits in offices outside the U.S.            13,975           14,115           16,463           18,779
   Interest-bearing deposits in offices outside the U.S.               200,918          196,912          217,537          222,304
                                                                 -------------    -------------    -------------    -------------

Total deposits                                                         313,285          314,598          357,170          374,525

Federal funds purchased and securities sold under repurchase
  agreements                                                           136,239          148,365          154,709          153,511
Brokerage payables                                                      13,415           16,517           45,643           32,891
Trading account liabilities                                             84,783           76,034           74,508           80,543
Contractholder funds and separate and variable accounts                 44,501           46,812           45,714           48,932
Insurance policy and claims reserves                                    45,157           45,432           48,667           49,294
Investment banking and brokerage borrowings                             18,338           13,307           11,488           16,480
Short-term borrowings                                                   48,474           45,923           50,632           24,461
Long-term debt                                                         118,080          121,705          128,276          121,631
Other liabilities(3)                                                    48,476           49,631           65,918           60,810
                                                                 -------------    -------------    -------------    -------------
Citigroup or subsidiary obligated mandatorily redeemable
   securities of subsidiary trusts holding solely junior
   subordinated debt securities of      --Parent                         2,300            2,300            4,850            4,850
                                        --Subsidiary                     2,620            2,275            2,275            2,275
                                                                 -------------    -------------    -------------    -------------

TOTAL LIABILITIES                                                      875,668          882,899          989,850          970,203
                                                                 -------------    -------------    -------------    -------------

STOCKHOLDERS' EQUITY
Preferred Stock                                                          1,747            1,763            1,774            1,525
Common Stock                                                                54               54               55               55
Additional paid-in capital                                              17,050           16,881           23,150           23,196
Retained earnings                                                       61,660           64,460           66,781           69,803
Treasury stock                                                         (10,299)         (10,763)         (11,170)         (11,099)
Accumulated other changes in equity from nonowner sources                  235              (90)            (559)            (844)
Unearned compensation                                                   (1,788)          (1,777)          (1,632)          (1,389)
                                                                 -------------    -------------    -------------    -------------

TOTAL STOCKHOLDERS' EQUITY                                              68,659           70,528           78,399           81,247
                                                                 -------------    -------------    -------------    -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $     944,327    $     953,427    $   1,068,249    $   1,051,450
                                                                 =============    =============    =============    =============

                                                                    MARCH 31,        JUNE 30,      SEPTEMBER 30,     DECEMBER 31,
                                                                      2002             2002            2002            2002(2)
                                                                 -------------    -------------    -------------    -------------
ASSETS
Cash and due from banks (including segregated cash
  and other deposits)                                            $      15,984    $      17,686    $      15,886    $      17,326
Deposits at interest with banks                                         17,189           16,768           15,183           16,382
Federal funds sold and securities purchased under
  resale agreements                                                    150,605          148,384          157,482          139,946
Brokerage receivables                                                   26,848           21,050           21,208           25,358
Trading account assets                                                 145,059          163,867          161,803          155,208
Investments                                                            172,332          173,185          142,328          169,513
Loans, net of unearned income
  Consumer                                                             246,452          260,263          265,600          310,597
  Corporate                                                            142,262          142,712          138,016          137,208
                                                                 -------------    -------------    -------------    -------------
Loans, net of unearned income                                          388,714          402,975          403,616          447,805
Allowance for credit losses                                            (10,520)         (10,437)         (10,720)         (11,501)
                                                                 -------------    -------------    -------------    -------------
  Total loans, net                                                     378,194          392,538          392,896          436,304
Goodwill                                                                25,506           25,604           22,559           26,961
Intangible assets                                                        8,885            8,844            7,776            8,509
Reinsurance recoverables                                                12,531           12,481            4,328            4,356
Separate and variable accounts                                          25,981           24,017           21,522           22,118
Other assets                                                            78,543           78,882           68,597           75,209
                                                                 -------------    -------------    -------------    -------------

TOTAL ASSETS                                                     $   1,057,657    $   1,083,306    $   1,031,568    $   1,097,190
                                                                 =============    =============    =============    =============

LIABILITIES
   Non-interest-bearing deposits in U.S. offices                 $      21,652    $      21,475    $      22,469    $      29,545
   Interest-bearing deposits in U.S. offices                           119,083          114,466          118,101          141,787
   Non-interest-bearing deposits in offices outside the U.S.            18,488           19,706           19,343           21,422
   Interest-bearing deposits in offices outside the U.S.               223,166          239,231          230,914          238,141
                                                                 -------------    -------------    -------------    -------------

Total deposits                                                         382,389          394,878          390,827          430,895

Federal funds purchased and securities sold under repurchase
  agreements                                                           165,120          171,619          164,946          162,643
Brokerage payables                                                      25,790           21,175           19,766           22,024
Trading account liabilities                                             81,537           86,564           95,699           91,426
Contractholder funds and separate and variable accounts                 49,992           49,925           48,347           49,331
Insurance policy and claims reserves                                    49,840           50,129           16,304           16,350
Investment banking and brokerage borrowings                             18,854           18,058           19,951           21,353
Short-term borrowings                                                   24,805           24,638           27,991           30,629
Long-term debt                                                         117,757          114,580          109,672          126,927
Other liabilities(3)                                                    51,229           59,257           51,211           52,742
                                                                 -------------    -------------    -------------    -------------
Citigroup or subsidiary obligated mandatorily redeemable
   securities of subsidiary trusts holding solely junior
   subordinated debt securities of      --Parent                         4,326            4,435            4,605            4,657
                                        --Subsidiary                     2,380            2,333            1,483            1,495
                                                                 -------------    -------------    -------------    -------------

TOTAL LIABILITIES                                                      974,019          997,591          950,802        1,010,472
                                                                 -------------    -------------    -------------    -------------

STOCKHOLDERS' EQUITY
Preferred Stock                                                          1,400            1,400            1,400            1,400
Common Stock                                                                55               55               55               55
Additional paid-in capital                                              23,860           23,815           16,795           17,381
Retained earnings                                                       73,798           76,924           79,911           81,403
Treasury stock                                                         (11,194)         (12,624)         (14,363)         (11,637)
Accumulated other changes in equity from nonowner sources               (1,770)          (1,726)          (1,095)            (193)
Unearned compensation                                                   (2,511)          (2,129)          (1,937)          (1,691)
                                                                 -------------    -------------    -------------    -------------

TOTAL STOCKHOLDERS' EQUITY                                              83,638           85,715           80,766           86,718
                                                                 -------------    -------------    -------------    -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $   1,057,657    $   1,083,306    $   1,031,568    $   1,097,190
                                                                 =============    =============    =============    =============

                                                                 DECEMBER 31, 2002
                                                                       VS.
                                                                 DECEMBER 31, 2001
                                                                   INC (DECR)
                                                                 -----------------
ASSETS
Cash and due from banks (including segregated cash
  and other deposits)                                                  (6%)
Deposits at interest with banks                                       (15%)
Federal funds sold and securities purchased under
  resale agreements                                                     4%
Brokerage receivables                                                 (28%)
Trading account assets                                                  7%
Investments                                                             5%
Loans, net of unearned income
  Consumer                                                             25%
  Corporate                                                            (5%)
Loans, net of unearned income                                          14%
Allowance for credit losses                                           (14%)
  Total loans, net                                                     14%
Goodwill                                                               13%
Intangible assets                                                      (5%)
Reinsurance recoverables                                              (65%)
Separate and variable accounts                                        (13%)
Other assets                                                          (12%)

TOTAL ASSETS                                                            4%

LIABILITIES
   Non-interest-bearing deposits in U.S. offices                       28%
   Interest-bearing deposits in U.S. offices                           28%
   Non-interest-bearing deposits in offices outside the U.S.           14%
   Interest-bearing deposits in offices outside the U.S.                7%

Total deposits                                                         15%

Federal funds purchased and securities sold under repurchase
  agreements                                                            6%
Brokerage payables                                                    (33%)
Trading account liabilities                                            14%
Contractholder funds and separate and variable accounts                 1%
Insurance policy and claims reserves                                  (67%)
Investment banking and brokerage borrowings                            30%
Short-term borrowings                                                  25%
Long-term debt                                                          4%
Other liabilities(3)                                                  (13%)

Citigroup or subsidiary obligated mandatorily redeemable
   securities of subsidiary trusts holding solely junior
   subordinated debt securities of      --Parent                       (4%)
                                        --Subsidiary                  (34%)

TOTAL LIABILITIES                                                       4%

STOCKHOLDERS' EQUITY

Preferred Stock                                                        (8%)
Common Stock                                                            -
Additional paid-in capital                                            (25%)
Retained earnings                                                      17%
Treasury stock                                                         (5%)
Accumulated other changes in equity from nonowner sources              77%
Unearned compensation                                                 (22%)

TOTAL STOCKHOLDERS' EQUITY                                              7%

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              4%

(1) Periods prior to September 30, 2002, include balances for Travelers Property Casualty Corp.

(2) Preliminary

(3) Includes allowance for credit losses for letters of credit of $50 million for the first, second, third and fourth quarters of 2001, respectively, and $50, $110, $110 and $167 million for the first, second, third and fourth quarters of 2002, respectively.

Reclassified to conform to the current period's presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS [CITIGROUP LOGO] (In millions of dollars, except loan amounts in billions)



                                                                                        EOP
                                                 90 DAYS OR MORE PAST DUE(1)           LOANS
                                           ----------------------------------------------------
                                               4Q01         3Q02          4Q02          4Q02
                                           ----------    ----------    ----------    ----------
PRODUCT VIEW:

   CARDS                                   $    2,384    $    2,305    $    2,398    $    130.4
    RATIO                                        1.96%         1.86%         1.84%

      NORTH AMERICA CARDS                       2,209         2,108         2,185         118.4
        RATIO                                    1.99%         1.87%         1.85%

      INTERNATIONAL CARDS                         175           197           213          12.0
        RATIO                                    1.65%         1.79%         1.77%

   CONSUMER FINANCE                             2,243         2,101         2,119          84.1
    RATIO                                        3.04%         2.64%         2.52%

      NORTH AMERICA CONSUMER FINANCE            2,001         1,776         1,785          67.7
        RATIO                                    3.36%         2.82%         2.64%

      INTERNATIONAL CONSUMER FINANCE              242           325           334          16.4
        RATIO                                    1.71%         1.97%         2.04%

   RETAIL BANKING                               3,437         3,490         4,238         146.2
    RATIO                                        3.30%         3.24%         2.90%

      NORTH AMERICA RETAIL BANKING              2,299         2,243         2,906         109.2
        RATIO                                    3.42%         3.11%         2.66%

      INTERNATIONAL RETAIL BANKING              1,138         1,247         1,332          37.0
        RATIO                                    3.08%         3.48%         3.60%

   PRIVATE BANK                                   135           201           174          30.9
    RATIO                                        0.54%         0.70%         0.56%

   OTHER                                           11             -             -           1.0

-----------------------------------------------------------------------------------------------
TOTAL MANAGED                              $    8,210    $    8,097    $    8,929    $    392.6
  RATIO                                          2.50%         2.37%         2.27%
-----------------------------------------------------------------------------------------------

REGIONAL VIEW:

   NORTH AMERICA (EXCLUDING MEXICO)        $    5,567    $    5,581    $    6,338    $    304.4
     RATIO                                       2.28%         2.18%         2.08%

   MEXICO                                       1,032           659           638           9.8
     RATIO                                       9.04%         7.04%         6.52%

   WESTERN EUROPE                                 810         1,090         1,208          25.1
     RATIO                                       4.04%         4.62%         4.80%

   JAPAN                                          192           260           258          17.6
     RATIO                                       1.16%         1.51%         1.46%

   ASIA (EXCLUDING JAPAN)                         385           340           335          27.4
     RATIO                                       1.44%         1.27%         1.22%

   LATIN AMERICA                                  166           101            79           3.2
     RATIO                                       3.52%         3.12%         2.49%

   CEEMEA                                          58            66            73           5.1
     RATIO                                       1.22%         1.34%         1.44%

-----------------------------------------------------------------------------------------------
TOTAL MANAGED                              $    8,210    $    8,097    $    8,929    $    392.6
  RATIO                                          2.50%         2.37%         2.27%
-----------------------------------------------------------------------------------------------

                                                                                      AVERAGE
                                                     NET CREDIT LOSSES(1)              LOANS
                                           ----------------------------------------------------
                                              4Q01          3Q02          4Q02          4Q02
                                           ----------    ----------    ----------    ----------
PRODUCT VIEW:

   CARDS                                   $    1,693    $    1,767     $    1,773   $    125.4
    RATIO                                        5.69%         5.75%          5.61%

      NORTH AMERICA CARDS                       1,589         1,616          1,652        114.1
        RATIO                                    5.86%         5.77%          5.75%

      INTERNATIONAL CARDS                         104           151            121         11.3
        RATIO                                    3.96%         5.46%          4.23%

   CONSUMER FINANCE                               658           764            838         82.3
    RATIO                                        3.54%         3.83%          4.04%

      NORTH AMERICA CONSUMER FINANCE              460           438            515         65.9
        RATIO                                    3.08%         2.79%          3.10%

      INTERNATIONAL CONSUMER FINANCE              198           326            323         16.4
        RATIO                                    5.40%         7.68%          7.81%

   RETAIL BANKING                                 206           186            152        131.4
    RATIO                                        0.78%         0.68%          0.46%

      NORTH AMERICA RETAIL BANKING                100            65             43         94.8
        RATIO                                    0.59%         0.37%          0.18%

      INTERNATIONAL RETAIL BANKING                106           121            109         36.6
        RATIO                                    1.12%         1.26%          1.18%

   PRIVATE BANK                                    10             5              7         29.2
    RATIO                                        0.15%         0.08%          0.10%

   OTHER                                           23            (1)             1          1.1

-----------------------------------------------------------------------------------------------
TOTAL MANAGED                              $    2,590    $    2,721     $    2,771   $    369.4
 RATIO                                           3.17%         3.19%          2.98%
-----------------------------------------------------------------------------------------------

REGIONAL VIEW:

   NORTH AMERICA (EXCLUDING MEXICO)        $    2,107    $    2,076     $    2,195   $    283.2
     RATIO                                       3.49%         3.28%          3.07%

   MEXICO                                          74            46             20          9.5
     RATIO                                       2.62%         1.90%          0.83%

   WESTERN EUROPE                                  87           129            107         24.3
     RATIO                                       1.72%         2.19%          1.74%

   JAPAN                                          175           309            306         17.4
     RATIO                                       3.99%         6.21%          6.97%

   ASIA (EXCLUDING JAPAN)                          72           108             87         26.9
     RATIO                                       1.07%         1.58%          1.28%

   LATIN AMERICA                                   63            39             40          3.2
     RATIO                                       4.65%         4.72%          5.08%

   CEEMEA                                          12            14             16          4.9
     RATIO                                       1.04%         1.14%          1.34%

-----------------------------------------------------------------------------------------------
TOTAL MANAGED                              $    2,590    $    2,721    $     2,771   $    369.4
   RATIO                                         3.17%         3.19%          2.98%
-----------------------------------------------------------------------------------------------

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

Reclassified to conform to the current period's presentation.

RESERVE FOR LOAN LOSSES                                         [CITIGROUP LOGO]
(In millions of dollars)

                                                              1Q             2Q            3Q             4Q
                                                             2001           2001          2001           2001
                                                          ----------    ----------    ----------     ----------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD        $    8,961    $    8,957    $    8,917     $    9,918
                                                          ----------    ----------    ----------     ----------
PROVISION FOR CREDIT LOSSES:
   Global Consumer                                             1,197         1,196         1,362          1,573
   Global Corporate and Investment Bank                          147           126            86            494
   CitiCapital                                                   130           163           132            194
                                                          ----------    ----------    ----------     ----------

                                                               1,474         1,485         1,580          2,261
                                                          ----------    ----------    ----------     ----------

GROSS CREDIT LOSSES:
   Global Consumer                                             1,364         1,407         1,590          1,884
   Global Corporate and Investment Bank                          181           181           171            632
   CitiCapital                                                   150           188           229            311
                                                          ----------    ----------    ----------     ----------
                                                               1,695         1,776         1,990          2,827
                                                          ----------    ----------    ----------     ----------

CREDIT RECOVERIES:
   Global Consumer                                               199           183           211            260
   Global Corporate and Investment Bank                           33            56            87            118
   CitiCapital                                                    21            26            32             34
                                                          ----------    ----------    ----------     ----------
                                                                 253           265           330            412
                                                          ----------    ----------    ----------     ----------

NET CREDIT LOSSES
   Global Consumer                                             1,165         1,224         1,379          1,624
   Global Corporate and Investment Bank                          148           125            84            514
   CitiCapital                                                   129           162           197            277
                                                          ----------    ----------    ----------     ----------

                                                               1,442         1,511         1,660          2,415
                                                          ----------    ----------    ----------     ----------

Other -- net(1)(2)                                               (36)          (14)        1,081            324
                                                          ----------    ----------    ----------     ----------

ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD              $    8,957    $    8,917    $    9,918     $   10,088
                                                          ==========    ==========    ==========     ==========

Net Consumer Credit Losses                                $    1,165    $    1,224    $    1,379     $    1,624
   As a Percentage of Average Consumer Loans                    2.10%         2.19%         2.28%          2.63%
Net Corporate Credit Losses (excluding CitiCapital)       $      148    $      125    $       84     $      514
   As a Percentage of Average Corporate Loans                   0.55%         0.46%         0.29%          1.80%
Net CitiCapital Credit Losses                             $      129    $      162    $      197     $      277
   As a Percentage of Average CitiCapital Loans                 1.72%         2.16%         2.47%          3.56%

ALLOWANCE FOR CREDIT LOSSES

   Consumer                                               $    4,956    $    4,914    $    5,454     $    5,507
   Corporate (excluding CitiCapital)                           3,249         3,257         3,715          3,898
   CitiCapital                                                   752           746           749            683
                                                          ----------    ----------    ----------     ----------

     ALLOWANCE FOR CREDIT LOSSES                          $    8,957    $    8,917    $    9,918     $   10,088
                                                          ----------    ----------    ----------     ----------

ALLOWANCE FOR CREDIT LOSSES ON LETTERS OF CREDIT(3)       $       50    $       50    $       50     $       50
                                                          ----------    ----------    ----------     ----------
TOTAL ALLOWANCE FOR LOANS, LEASES, LENDING

   COMMITMENTS AND LETTERS OF CREDIT                      $    9,007    $    8,967    $    9,968     $   10,138
                                                          ==========    ==========    ==========     ==========

ALLOWANCE AS A PERCENT OF TOTAL LOANS

   Consumer                                                     2.24%         2.18%         2.21%          2.22%
   Corporate (excluding CitiCapital)                            2.83%         2.87%         3.09%          3.44%
   CitiCapital                                                  2.44%         2.46%         2.32%          2.25%
     Total                                                      2.45%         2.42%         2.48%          2.58%

                                                              1Q             2Q            3Q             4Q
                                                             2002           2002          2002           2002
                                                          ----------    ----------    ----------     ----------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD        $   10,088    $   10,520    $   10,437     $   10,720
                                                          ----------    ----------    ----------     ----------
PROVISION FOR CREDIT LOSSES:
   Global Consumer                                             1,878         1,599         1,885          1,792
   Global Corporate and Investment Bank                          569           265           668            779
   CitiCapital                                                   112           193           136            119
                                                          ----------    ----------    ----------     ----------

                                                               2,559         2,057         2,689          2,690
                                                          ----------    ----------    ----------     ----------

GROSS CREDIT LOSSES:
   Global Consumer                                             1,898         1,941         2,039          2,033
   Global Corporate and Investment Bank                          370           368           533            604
   CitiCapital                                                   187           258           172            162
                                                          ----------    ----------    ----------     ----------
                                                               2,455         2,567         2,744          2,799
                                                          ----------    ----------    ----------     ----------

CREDIT RECOVERIES:
   Global Consumer                                               255           259           278            323
   Global Corporate and Investment Bank                           42           106            72            104
   CitiCapital                                                    30            35            32             27
                                                          ----------    ----------    ----------     ----------
                                                                 327           400           382            454
                                                          ----------    ----------    ----------     ----------

NET CREDIT LOSSES
   Global Consumer                                             1,643         1,682         1,761          1,710
   Global Corporate and Investment Bank                          328           262           461            500
   CitiCapital                                                   157           223           140            135
                                                          ----------    ----------    ----------     ----------

                                                               2,128         2,167         2,362          2,345
                                                          ----------    ----------    ----------     ----------

Other -- net(1)(2)                                                 1            27           (44)           436
                                                          ----------    ----------    ----------     ----------

ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD              $   10,520    $   10,437    $   10,720     $   11,501
                                                          ==========    ==========    ==========     ==========

Net Consumer Credit Losses                                $    1,643    $    1,682    $    1,761     $    1,710
   As a Percentage of Average Consumer Loans                    2.71%         2.65%         2.65%          2.33%
Net Corporate Credit Losses (excluding CitiCapital)       $      328    $      262    $      461     $      500
   As a Percentage of Average Corporate Loans                   1.22%         0.96%         1.70%          1.84%
Net CitiCapital Credit Losses                             $      157    $      223    $      140     $      135
   As a Percentage of Average CitiCapital Loans                 2.15%         3.09%         1.97%          1.96%

ALLOWANCE FOR CREDIT LOSSES

   Consumer                                               $    5,732    $    5,756    $    5,849     $    6,410
   Corporate (excluding CitiCapital)                           4,152         4,051         4,244          4,480
   CitiCapital                                                   636           630           627            611
                                                          ----------    ----------    ----------     ----------

     ALLOWANCE FOR CREDIT LOSSES                          $   10,520    $   10,437    $   10,720     $   11,501
                                                          ----------    ----------    ----------     ----------

ALLOWANCE FOR CREDIT LOSSES ON LETTERS OF CREDIT(3)       $       50    $      110    $      110     $      167
                                                          ----------    ----------    ----------     ----------
TOTAL ALLOWANCE FOR LOANS, LEASES, LENDING

   COMMITMENTS AND LETTERS OF CREDIT                      $   10,570    $   10,547    $   10,830     $   11,668
                                                          ==========    ==========    ==========     ==========

ALLOWANCE AS A PERCENT OF TOTAL LOANS

   Consumer                                                     2.33%         2.21%         2.20%          2.06%
   Corporate (excluding CitiCapital)                            3.67%         3.56%         3.85%          4.07%
   CitiCapital                                                  2.18%         2.18%         2.26%          2.26%
     Total                                                      2.71%         2.59%         2.66%          2.57%

(1) The 2001 third quarter includes the addition of $1 billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the 2001 fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

(2) The 2002 fourth quarter includes the addition of $452 million of credit loss reserves related to the acquisition of Golden State Bancorp.

(3) Represents additional credit reserves recorded as other liabilities on the balance sheet.

NON-PERFORMING ASSETS                                           [CITIGROUP LOGO]
(In millions of dollars)

                                                              1Q            2Q            3Q             4Q
                                                             2001          2001          2001           2001
                                                          ----------    ----------    ----------     ----------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or
  collateral value)(1)                                    $      528    $      527    $      699     $      699
Other                                                          1,879         2,079         2,404          2,834
                                                          ----------    ----------    ----------     ----------

     Total Corporate Cash-Basis Loans                     $    2,407    $    2,606    $    3,103     $    3,533
                                                          ==========    ==========    ==========     ==========

CORPORATE CASH-BASIS LOANS
 CitiCapital                                              $      439    $      495    $      613     $      625
 JENA(2)                                                         710           654           620            900
 Other International(3)                                        1,195         1,420         1,838          1,987
 Insurance Subsidiaries                                           55            24            26             19
 Investment Activities                                             8            13             6              2
                                                          ----------    ----------    ----------     ----------

     Total Corporate Cash-Basis Loans                     $    2,407    $    2,606    $    3,103     $    3,533
                                                          ==========    ==========    ==========     ==========
CORPORATE CASH-BASIS LOANS AS A % OF
   TOTAL CORPORATE LOANS                                        1.65%         1.81%         2.03%          2.46%

CORPORATE RENEGOTIATED LOANS                              $      434    $      435    $      369     $      336
                                                          ==========    ==========    ==========     ==========

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
 HAS BEEN SUSPENDED                                       $    3,814    $    4,134    $    4,748     $    4,742
                                                          ==========    ==========    ==========     ==========

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer(4)                                               $      268    $      289    $      407     $      393
                                                          ----------    ----------    ----------     ----------

Global Corporate and Investment Bank                             178           199           189            147
Insurance Subsidiaries                                           123           111           112            118
                                                          ----------    ----------    ----------     ----------
     Total Corporate(4)                                          301           310           301            265
                                                          ----------    ----------    ----------     ----------

Corporate/Other                                                    8             8             9              8
                                                          ----------    ----------    ----------     ----------

TOTAL OTHER REAL ESTATE OWNED                             $      577    $      607    $      717     $      666
                                                          ==========    ==========    ==========     ==========

OTHER REPOSSESSED ASSETS(5)                               $      419    $      409    $      479     $      439
                                                          ==========    ==========    ==========     ==========

                                                               1Q           2Q            3Q             4Q
                                                              2002         2002          2002           2002
                                                          ----------    ----------    ----------     ----------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or
  collateral value)(1)                                    $      493    $      485    $      473     $      616
Other                                                          3,502         4,088         4,352          4,286
                                                          ----------    ----------    ----------     ----------

     Total Corporate Cash-Basis Loans                     $    3,995    $    4,573    $    4,825     $    4,902
                                                          ==========    ==========    ==========     ==========

CORPORATE CASH-BASIS LOANS
 CitiCapital                                              $      674    $      644    $      757     $      845
 JENA(2)                                                         924         1,074         1,096          1,207
 Other International(3)                                        2,358         2,766         2,836          2,788
 Insurance Subsidiaries                                           38            38            43             44
 Investment Activities                                             1            51            93             18
                                                          ----------    ----------    ----------     ----------

     Total Corporate Cash-Basis Loans                     $    3,995    $    4,573    $    4,825     $    4,902
                                                          ==========    ==========    ==========     ==========
CORPORATE CASH-BASIS LOANS AS A % OF
  TOTAL CORPORATE LOANS                                         2.81%         3.20%         3.50%          3.57%

CORPORATE RENEGOTIATED LOANS                              $      335    $      317    $      267     $      170
                                                          ==========    ==========    ==========     ==========

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
 HAS BEEN SUSPENDED                                       $    4,800    $    4,752    $    4,803     $    5,023
                                                          ==========    ==========    ==========     ==========

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer(4)                                               $      384    $      458    $      473     $      495
                                                          ----------    ----------    ----------     ----------

Global Corporate and Investment Bank                             145           136           117             75
Insurance Subsidiaries                                           125           123            54             36
                                                          ----------    ----------    ----------     ----------
     Total Corporate(4)                                          270           259           171            111
                                                          ----------    ----------    ----------     ----------

Corporate/Other                                                    -             -             -              -
                                                          ----------    ----------    ----------     ----------

TOTAL OTHER REAL ESTATE OWNED                             $      654    $      717    $      644     $      606
                                                          ==========    ==========    ==========     ==========

OTHER REPOSSESSED ASSETS(5)                               $      381    $      320    $      227     $      230
                                                          ==========    ==========    ==========     ==========

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2)  JENA includes Japan, Western Europe and North America.

(3) Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, Middle East and Africa. Banamex loan data from the third quarter of 2001 forward is included in Mexico. A review of the Banamex credit portfolio was completed in the 2001 fourth quarter which caused Corporate cash-basis loans to increase. This increase does not relate to credit deterioration in the 2001 fourth quarter.

(4) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5) Primarily Corporate transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2003                    CITIGROUP INC.

                                           By:    /s/ William P. Hannon
                                               ---------------------------------
                                           Name:  William P. Hannon
                                           Title: Controller
                                                  Principal Accounting Officer